                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [ ] Pre-Effective Amendment No.        [ ] Post-Effective Amendment No.
                                  ------                                  -----

                                  JANUS ADVISER
               (Exact Name of Registrant as Specified in Charter)

                100 FILLMORE STREET, DENVER, COLORADO 80206-4928
                    (Address of Principal Executive Offices)

                                  303-333-3863
    (Registrant's Telephone Number, Including Area Code and Telephone Number)

                               KELLEY ABBOTT HOWES
                                  JANUS ADVISER
                100 FILLMORE STREET, DENVER, COLORADO 80206-4928
                     (Name and Address of Agent for Service)

                       COPY TO: GEOFFREY R.T. KENYON, ESQ.
                               GOODWIN PROCTER LLP
                   Exchange Place, Boston, Massachusetts 02109

                                   ----------

Title of securities being registered: shares of beneficial interest, $.001 par value per share.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of a Predecessor Issuer (within the meaning of Rule 24f-2(b)) have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                  JANUS ADVISER


                 CONTENTS OF REGISTRATION STATEMENT ON FORM N-14


This Registration Statement consists of the following papers and documents:

         Cover Sheet
         Notice of Special Meeting
         Table of Contents
         Part A - Prospectus/Proxy Statement
         Part B - Statement of Additional Information
         Part C - Other Information
         Signature Page
         Exhibits

(VONTOBEL LOGO)

FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

  VONTOBEL U.S. VALUE FUND
  VONTOBEL INTERNATIONAL EQUITY FUND

                                                                 August XX, 2003

Dear Shareholder:

     The enclosed proxy statement describes the plan to reorganize Vontobel U.S. Value Fund and Vontobel International Equity Fund into similar funds that are being created by Janus. As a shareholder, we are requesting your vote on these proposals.

     Under this arrangement, Janus Capital Management LLC will become the investment adviser of the new Funds and assume supervisory responsibility for the Funds' investment activities. Vontobel Asset Management, Inc., as subadviser, will maintain portfolio management responsibility and continue to manage the Funds according to our managers' individual styles and strengths.

     As Vontobel will continue to manage your assets under this arrangement, shareholders will primarily benefit from reduced fund expenses, enhanced servicing options, and by gaining access to Janus' wider variety of investment products and disciplines.

     To realize the full benefit of these proposals, we are asking shareholders to approve a tax-free reorganization of their Fund into a series of a newly created Delaware statutory trust. Once approved, the reorganization involves two basic steps:

     - First, each Vontobel fund will transfer all of its assets and liabilities to the corresponding Janus fund.

     - Simultaneously, the corresponding Janus fund will open an account for you, crediting it with shares that are equivalent in value to your investment in your Vontobel fund at the time of the reorganization.

     YOUR FUND'S BOARD OF DIRECTORS BELIEVES THE PROPOSED REORGANIZATION IS IN THE BEST INTEREST OF SHAREHOLDERS AND HAS [UNANIMOUSLY] RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.

     Please take the time to review the proxy statement and cast your vote. The changes we are requesting are important to the Funds and to you as a shareholder. Should you have any questions, please feel free to call our proxy
solicitor at 1-800           .

                                          Sincerely,

                                          John Pasco, III
                                          Chairman, Vontobel Funds

YOUR VOTE IS IMPORTANT. To vote, simply fill out the enclosed proxy card(s) and return it in the postage-paid envelope. Additional voting options are also outlined on the card. If we do not hear from you, our proxy solicitor, xxxx, may contact you.

                            VONTOBEL U.S. VALUE FUND

                       VONTOBEL INTERNATIONAL EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON             , 2003

     TO THE SHAREHOLDERS: Vontobel Funds, Inc., a Maryland corporation ("Vontobel Funds" or the "Company"), will hold a special meeting (the "Special Meeting") of shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund (each an "Existing Fund" and collectively, the "Existing Funds") at its offices, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, on
          , 2003 at 10:00 a.m. Eastern time, for the purposes of considering and acting upon a proposal to approve the Agreement and Plan of Reorganization,
dated          , 2003, which provides for the reorganization of each Existing
Fund into a corresponding series of Janus Adviser (the "Trust"), a Delaware statutory trust.

     Shareholders of record of the Existing Funds as of the close of business on
          , 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Shareholders of each Existing Fund will vote separately on the Agreement and Plan of Reorganization. In the event that the necessary quorum to transact business or the vote required for an Existing Fund to approve the Agreement and Plan of Reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Existing Fund entitled to vote at the Special Meeting and present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of shareholders.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AGREEMENT AND PLAN OF REORGANIZATION.

                                          By Order of the Board of Directors

                                          --------------------------------------
                                                   F. Byron Parker, Jr.
                                                        Secretary

          , 2003

                                PROXY STATEMENT
                                       OF

                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND

                     EACH A SERIES OF VONTOBEL FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 1-800-527-9500

                        PROSPECTUS FOR INVESTOR SHARES,
                       CLASS A SHARES AND CLASS C SHARES
                                       OF

                        JANUS ADVISER -- U.S. VALUE FUND
                   JANUS ADVISER -- INTERNATIONAL EQUITY FUND

                         EACH A SERIES OF JANUS ADVISER
                              100 FILLMORE STREET
                          DENVER, COLORADO 80206-4928
                                 1-800-525-3713

     This Prospectus/Proxy Statement is being furnished to shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund (each, an "Existing Fund" and collectively the "Existing Funds") in connection with a special meeting (the "Special Meeting") of shareholders to approve an Agreement and Plan of Reorganization with respect to each Existing Fund (the "Plan"). Under the Plan, shareholders of each Existing Fund will receive shares of substantially similar funds that are being created by the Janus organization, called Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, respectively (each, a "Successor Fund" and collectively, the "Successor Funds"). The shares of the applicable Successor Fund received by each shareholder will be equal in total value to their holdings in the Existing Fund as of the closing date of the reorganization contemplated by the Plan (the "Reorganization"). Janus Capital Management LLC ("Janus") will be the investment adviser of the Successor Funds and Vontobel Asset Management, Inc. ("Vontobel"), the investment adviser of the Existing Funds, will continue to have day-to-day portfolio management responsibility as subadviser of the Successor Funds. Janus, which as of June 30, 2003, sponsored 61 mutual funds with approximately $150 billion in assets under management, is one of the largest mutual fund sponsors in the United States. The Reorganization will offer shareholders continuity in portfolio management while giving them access to Janus' experience and resources in managing and distributing mutual funds.

     After the Reorganization is complete, the Existing Funds will be dissolved.
The Reorganization is expected to be effective on or about September   , 2003.

     This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely information that you should know about the Existing Funds, the Successor Funds and the Reorganization. Copies of the Prospectus of the Existing Funds, dated May 1, 2003, the preliminary Prospectus of the Successor Funds and the Existing Funds' most recent Annual Report to Shareholders have been included in the envelope with this Prospectus/Proxy Statement and are incorporated by reference.

     A Statement of Additional Information, dated           , 2003 relating to
the Reorganization has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.

     Additional information relating to the Existing Funds and Vontobel Funds, Inc. ("Vontobel Funds") is contained in the Statement of Additional Information of Vontobel Funds, dated May 1, 2003 and additional information relating to the Successor Funds and Janus Adviser (the "Trust") is contained in the Trust's preliminary Statement of Additional Information. Each of these documents has been filed with the Securities and Exchange Commission ("SEC"). You can obtain a free copy of these documents by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information of Vontobel Funds, dated May 1, 2003, and the Trust's preliminary Statement of Additional Information together with other information regarding the Existing Funds and the Successor Funds.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus/Proxy Statement is           , 2003.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SYNOPSIS....................................................    1
  The Reorganization........................................    1
  Investment Objectives and Policies........................    2
  Fees and Expenses.........................................    3
  Distribution and Purchase Procedures, Exchange Rights and
     Redemption Procedures..................................   10
  Principal Risk Factors....................................   13
THE REORGANIZATION..........................................   15
  The Plan..................................................   15
  Reasons for the Reorganization............................   15
  Federal Income Tax Consequences...........................   16
COMPARATIVE INFORMATION ABOUT THE EXISTING AND SUCCESSOR
  FUNDS.....................................................   17
  Comparative Information on Shareholder Rights.............   17
  Comparative Information on Investment Restrictions........   20
  Capitalization............................................   24
  Comparison of Investment Advisory Arrangements............   25
MANAGEMENT OF THE TRUST.....................................   30
VOTING MATTERS..............................................   34
  General Information.......................................   34
  Voting Rights and Required Vote...........................   35
  Share Ownership...........................................   36

                                PROXY STATEMENT
                                       OF

                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND

                     EACH A SERIES OF VONTOBEL FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 1-800-527-9500

                        PROSPECTUS FOR INVESTOR SHARES,
                       CLASS A SHARES AND CLASS C SHARES
                                       OF

                        JANUS ADVISER -- U.S. VALUE FUND
                   JANUS ADVISER -- INTERNATIONAL EQUITY FUND

                         EACH A SERIES OF JANUS ADVISER
                              100 FILLMORE STREET
                          DENVER, COLORADO 80206-4928
                                 1-800-525-3713

                                    SYNOPSIS

THE REORGANIZATION

     At a meeting held on           , 2003, the Board of Directors of Vontobel
Funds [unanimously] approved the Plan and concluded that the Reorganization is in the best interests of the shareholders of the Existing Funds.

     Under the Plan, each Existing Fund will transfer all of its assets to the applicable Successor Fund in exchange for shares of the Successor Fund and the Successor Fund's assumption of all known liabilities of the Existing Fund. Each Existing Fund will then distribute these shares of the corresponding Successor Fund to its shareholders in exchange for their shares of the Existing Fund. Each shareholder of each Existing Fund will receive full and fractional shares of the corresponding Successor Fund equal in value to the total value of his or her shares of the Existing Fund as of the closing date of the Reorganization, which
is expected to be September   , 2003. Existing Vontobel Class A shareholders who
purchased their shares without a sales charge will receive Investor Class Shares of the corresponding Successor Fund, existing Vontobel Class A shareholders who purchased their shares with a sales charge will receive Class A Shares of the corresponding Successor Fund, and existing Vontobel Class C shareholders will receive Class C Shares of the corresponding Successor Fund. The Plan provides that Janus will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Proxy Statement.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the significant conditions (which may not be waived) is the receipt by each fund of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Existing Funds and their shareholders.

     This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

INVESTMENT OBJECTIVES AND POLICIES

  VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

     The investment objective of both Janus Adviser -- U.S. Value Fund and Vontobel U.S. Value Fund is long-term capital appreciation. Both funds have substantially similar investment policies, strategies and restrictions.

     Both funds seek to achieve their investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Janus Adviser -- U.S. Value Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies that are traded on U.S. exchanges or quoted on an established over-the-counter market. This policy may be changed upon 60 days' advance notice to shareholders of the fund. Vontobel U.S. Value Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its net assets in equity securities of companies that are traded on U.S. exchanges. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Each fund may also invest in debt securities and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations.

  VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY FUND

     The investment objective of Janus Adviser -- International Equity Fund is to seek long-term capital appreciation. The investment objective of Vontobel International Equity Fund is to seek capital appreciation. Both funds have substantially similar investment policies, strategies and restrictions.

     Both funds seek to achieve their investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, each fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. This policy may be changed upon 60 days' advance notice to shareholders of Janus Adviser -- International Equity Fund. Each fund intends to diversify its investments among countries. Each fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager of each fund will decide when and how much to invest in each of these markets. Each fund may also invest in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index.

     The funds will primarily hold securities listed on a securities exchange or quoted on an established over-the-the counter market. Each fund may make limited investments in "thinly traded" securities. The securities each fund purchases may not always be purchased on the principal market for the issuer's securities. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security.

     In addition to common stocks and securities that are convertible into common stocks, each fund may invest in shares of closed-end investment companies that invest in securities that are consistent with each fund's objective and strategies. By investing in other investment companies, each fund indirectly pays a portion of the expenses and brokerage costs of those companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of a fund to purchase those investments.

     Each fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies.

FEES AND EXPENSES

  VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

     This table discloses the fees and expenses that you may pay if you buy and hold shares of either fund. The information shown below with respect to Janus Adviser -- U.S. Value Fund is based upon estimated annualized gross expenses the fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements or custodial fee credits. THERE WILL NOT BE ANY FEES PAYABLE IN CONNECTION WITH THE REORGANIZATION.

SHAREHOLDER FEES (fees paid directly from your investment)

              JANUS ADVISER -- U.S. VALUE FUND INVESTOR SHARES --
     VONTOBEL U.S. VALUE FUND CLASS A SHARES (SOLD WITHOUT SALES CHARGE)(1)

                                                                                          PRO FORMA --
                                                   JANUS ADVISER --      VONTOBEL       JANUS ADVISER --
                                                   U.S. VALUE FUND    U.S. VALUE FUND   U.S. VALUE FUND
                                                   INVESTOR SHARES    CLASS A SHARES    INVESTOR SHARES
                                                   ----------------   ---------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)............        None              None               None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)..................        None              2.00%(2)           None
Maximum sales charge (load) imposed on reinvested
  dividends and distributions....................        None              None               None
Redemption fees..................................        None              None               None
Exchange fees....................................        None              None               None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchased the Existing Fund's Class A Shares without a front-end sales charge are subject to a 2.00% contingent deferred sales charge if they redeem their shares within 360 days of purchase.

               JANUS ADVISER -- U.S. VALUE FUND CLASS A SHARES --
      VONTOBEL U.S. VALUE FUND CLASS A SHARES (SOLD WITH SALES CHARGE)(1)

                                                                                          PRO FORMA --
                                                   JANUS ADVISER --      VONTOBEL       JANUS ADVISER --
                                                   U.S. VALUE FUND    U.S. VALUE FUND   U.S. VALUE FUND
                                                    CLASS A SHARES    CLASS A SHARES     CLASS A SHARES
                                                   ----------------   ---------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)............        5.75%(2)           5.75%(3)          5.75%(2)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)..................        None               None              None
Maximum sales charge (load) imposed on reinvested
  dividends and distributions....................        None               None              None
Redemption fees..................................        None               None              None
Exchange fees....................................        None               None              None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Sales charges may be waived for certain investors.

(3) Reduced rates apply to purchases of Existing Fund Class A Shares over $50,000, and a sales charge is waived for certain classes of investors.

               JANUS ADVISER -- U.S. VALUE FUND CLASS C SHARES --
                   VONTOBEL U.S. VALUE FUND CLASS C SHARES(1)

                                                                                          PRO FORMA --
                                                   JANUS ADVISER --      VONTOBEL       JANUS ADVISER --
                                                   U.S. VALUE FUND    U.S. VALUE FUND   U.S. VALUE FUND
                                                    CLASS C SHARES    CLASS C SHARES     CLASS C SHARES
                                                   ----------------   ---------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)............        1.00%(2)          None               1.00%(2)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)..................        1.00%(3)          2.00%(4)           1.00%(3)
Maximum sales charge (load) imposed on reinvested
  dividends and distributions....................        None              None               None
Redemption fees..................................        None              None               None
Exchange fees....................................        None              None               None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Sales charges may be waived for certain investors.

(3) A contingent deferred sales charge of 1.00% applies on Successor Fund Class C Shares redeemed within 18 months of purchase.

(4) A deferred sales charge of 2.00% is imposed on the proceeds of Existing Fund Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the net asset value at the time of purchase.

  VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY FUND

     This table discloses the fees and expenses that you may pay if you buy and hold shares of either fund. The information shown below with respect to Janus Adviser -- International Equity Fund is based upon estimated annualized gross expenses the fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements or custodial fee credits. THERE WILL NOT BE ANY FEES PAYABLE IN CONNECTION WITH THE REORGANIZATION.

SHAREHOLDER FEES (fees paid directly from your investment)

         JANUS ADVISER -- INTERNATIONAL EQUITY FUND INVESTOR SHARES --
VONTOBEL INTERNATIONAL EQUITY FUND CLASS A SHARES (SOLD WITHOUT SALES CHARGE)(1)

                                                                                          PRO FORMA --
                                                    JANUS ADVISER --      VONTOBEL      JANUS ADVISER --
                                                     INTERNATIONAL     INTERNATIONAL     INTERNATIONAL
                                                      EQUITY FUND       EQUITY FUND       EQUITY FUND
                                                    INVESTOR SHARES    CLASS A SHARES   INVESTOR SHARES
                                                    ----------------   --------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............        None              None              None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)...................        None              2.00%(2)          None
Maximum sales charge (load) imposed on reinvested
  dividends and distributions.....................        None              None              None
Redemption fees...................................        1.00%(3)          None              1.00%(3)
Exchange fees.....................................        None              None              None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchased the Existing Fund's Class A Shares without a front-end sales charge are subject to a 2.00% contingent deferred sales charge if they redeem their shares within 360 days of purchase.

(3) Investor Shares that are held for three months or less are subject to a redemption fee of 1% of the amount redeemed. The redemption fee may be waived in certain circumstances. For shares of the Successor Fund held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Successor Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respect from the Successor Funds'.

          JANUS ADVISER -- INTERNATIONAL EQUITY FUND CLASS A SHARES -- VONTOBEL INTERNATIONAL EQUITY FUND CLASS A SHARES (SOLD WITH SALES CHARGE)(1)

                                                                                          PRO FORMA --
                                                    JANUS ADVISER --      VONTOBEL      JANUS ADVISER --
                                                     INTERNATIONAL     INTERNATIONAL     INTERNATIONAL
                                                      EQUITY FUND       EQUITY FUND       EQUITY FUND
                                                     CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                                    ----------------   --------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............        5.75%(2)          5.75%(3)          5.75%(2)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)...................        None              None              None
Maximum sales charge (load) imposed on reinvested
  dividends and distributions.....................        None              None              None
Redemption fees...................................        None              None              None
Exchange fees.....................................        None              None              None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Sales charges may be waived for certain investors.

(3) Reduced rates apply to purchases of Existing Fund Class A Shares over $50,000, and a sales charge is waived for certain classes of investors.

          JANUS ADVISER -- INTERNATIONAL EQUITY FUND CLASS C SHARES --
              VONTOBEL INTERNATIONAL EQUITY FUND CLASS C SHARES(1)

                                                                                          PRO FORMA --
                                                    JANUS ADVISER --      VONTOBEL      JANUS ADVISER --
                                                     INTERNATIONAL     INTERNATIONAL     INTERNATIONAL
                                                      EQUITY FUND       EQUITY FUND       EQUITY FUND
                                                     CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                    ----------------   --------------   ----------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............        1.00%(2)          None              1.00%(2)
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)...................        1.00%(3)          2.00%(4)          1.00%(3)
Maximum sales charge (load) imposed on reinvested
  dividends and distributions.....................        None              None              None
Redemption fees...................................        None              None              None
Exchange fees.....................................        None              None              None

---------------

(1) If you purchase through a financial intermediary, that financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Sales charges may be waived for certain investors.

(3) A contingent deferred sales charge of 1.00% applies on Successor Fund Class C Shares redeemed within 18 months of purchase.

(4) A deferred sales charge of 2.00% is imposed on the proceeds of Existing Fund Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the net asset value at the time of purchase.

                         ANNUAL FUND OPERATING EXPENSES

     The following comparative fee tables show the annual fund operating expenses (as a percentage of net assets) for the Existing Fund as of December 31, 2002 and the estimated annual fund operating expenses for the Successor Fund.

VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

                                                                     TOTAL ANNUAL             TOTAL ANNUAL
                                                                         FUND                     FUND
                                                                      OPERATING                OPERATING
                                           DISTRIBUTION                EXPENSES                 EXPENSES
                              MANAGEMENT     (12B-1)       OTHER       WITHOUT       TOTAL        WITH
FUND                             FEE         FEES(1)      EXPENSES     WAIVERS      WAIVERS     WAIVERS
----                          ----------   ------------   --------   ------------   -------   ------------
Vontobel U.S. Value Fund
  Class A Shares............     0.98%          None        0.76%        1.74%        None        1.74%
Janus Adviser -- U.S. Value
  Fund Investor Shares......     0.96%          0.25%       0.60%(2)     1.81%        0.56%       1.25%
Janus Adviser -- U.S. Value
  Fund Class A Shares.......     0.96%          0.25%       0.50%(2)     1.71%        0.56%       1.15%
Vontobel U.S. Value Fund
  Class C Shares(3).........     0.98%          1.00%(4)    0.76%        2.74%        None        2.74%
Janus Adviser -- U.S. Value
  Fund Class C Shares.......     0.96%          1.00%(5)    0.50%(2)     2.46%        0.56%       1.90%

---------------

(1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Janus has contractually agreed to waive each Successor Fund's total operating expenses (excluding brokerage commissions, interest, taxes and
    extraordinary expenses) to the levels indicated until at least [     ].
    Expense information has been restated to reflect estimated fees.

(3) Class C Shares of the Existing Fund have not been outstanding for a full fiscal year; therefore annual expenses are estimated.

(4) The Existing Fund has approved separate Plans of Distribution for the Existing Fund's Class C Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), providing for the payment of distribution and service fees to the distributor of the Existing Fund. Class C Shares of the Existing Fund pay a maximum distribution and service fee of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under the Existing Fund's Class C Rule 12b-1 Plan and 0.25% represents shareholder servicing fees.

(5) Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Successor Fund may pay the distributor of the Successor Fund a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Successor Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  EXAMPLE

     To illustrate the effect of operating expenses, assume that each fund's annual return is 5% and that it had total operating expenses described in the table above. For every $10,000 invested in each fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
Vontobel U.S. Value Fund Class A Shares(1).........   $742    $1,091    $1,464     $2,509
Janus Adviser -- U.S. Value Fund Investor Shares...   $184    $  569    $  980     $2,127
Janus Adviser -- U.S. Value Fund Class A
  Shares(1)........................................   $739    $1,083    $1,450     $2,478
Vontobel U.S. Value Fund Class C Shares............   $477    $  850    $1,450     $3,070
Janus Adviser -- U.S. Value Fund Class C
  Shares(2)(3).....................................   $447    $  859    $1,397     $2,868

---------------

(1) With respect to Vontobel U.S. Value Fund Class A Shares and Janus Adviser -- U.S. Value Fund Class A Shares, the above example assumes the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Assumes the payment of the maximum initial sales charge of 1.00% at the time of purchase. The sales charge may be waived for certain investors, which would reduce the expenses for those investors.

(3) A contingent deferred sales charge of 1.00% applies on Class C Shares of the Existing Fund redeemed within 18 months of purchase.

     The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN AND MAY CHANGE.

VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY
FUND

                                                                                                        TOTAL ANNUAL
                                                                             TOTAL ANNUAL                   FUND
                                                  DISTRIBUTION              FUND OPERATING               OPERATING
                                     MANAGEMENT     (12B-1)       OTHER        EXPENSES        TOTAL      EXPENSES
FUND                                    FEE         FEES(1)      EXPENSES   WITHOUT WAIVERS   WAIVERS   WITH WAIVERS
----                                 ----------   ------------   --------   ---------------   -------   ------------
Vontobel International Equity Fund
  Class A Shares...................     1.00%         None         1.44%          2.44%         [  ]        [  ]%
Janus Adviser -- International
  Equity Fund Investor Shares......     0.99%         0.25%        1.26%(2)       2.50%         1.15%       1.35%
Janus Adviser -- International
  Equity Fund Class A Shares.......     0.99%         0.25%        1.16%(2)       2.40%         1.15%       1.25%
Vontobel International Equity Fund
  Class C Shares(3)................     1.00%         1.00%(4)     1.44%          3.44%         [  ]        [  ]%
Janus Adviser -- International
  Equity Fund Class C Shares.......     0.99%         1.00%(5)     1.16%(2)       3.15%         1.15        2.00%

---------------

(1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Janus has contractually agreed to waive each Successor Fund's total operating expenses (excluding brokerage commissions, interest, taxes and
    extraordinary expenses) to the levels indicated until at least [     ].
    Expense information has been restated to reflect estimated fees.

(3) Class C Shares of the Existing Fund have not been outstanding for a full fiscal year; therefore annual expenses are estimated.

(4) The Existing Fund has approved separate Plans of Distribution for the Existing Fund's Class C Shares pursuant to Rule 12b-1 of the 1940 Act, providing for the payment of distribution and service fees to the distributor of the Existing Fund. Class C Shares of the Existing Fund pay a maximum distribution and service fee of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under the Existing Fund's Class C Rule 12b-1 Plan and 0.25% represents shareholder servicing fees.

(5) Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Successor Fund may pay the distributor of the Successor Fund a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Successor Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  EXAMPLE

     To illustrate the effect of operating expenses, assume that each fund's annual return is 5% and that it had total operating expenses described in the table above. For every $10,000 invested in each fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
Vontobel International Equity Fund Class A
  Shares(1)........................................   $808    $1,292    $1,801     $3,192
Janus Adviser -- International Equity Fund Investor
  Shares...........................................   $253    $  779    $1,331     $2,836
Janus Adviser -- International Equity Fund Class A
  Shares(1)........................................   $804    $1,280    $1,782     $3,154
Vontobel International Equity Fund Class C
  Shares...........................................   $547    $1,056    $1,788     $3,721
Janus Adviser -- International Equity Fund Class C
  Shares(2)(3).....................................   $515    $1,062    $1,733     $3,523

---------------

(1) With respect to Vontobel International Equity Fund Class A Shares and Janus Adviser -- International Equity Fund Class A Shares, the above example assumes the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Assumes the payment of the maximum initial sales charge of 1.00% at the time of purchase. The sales charge may be waived for certain investors, which would reduce the expenses for those investors.

(3) A contingent deferred sales charge of 1.00% applies on Class C Shares of the Existing Fund redeemed within 18 months of purchase.

     The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN AND MAY CHANGE.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS AND REDEMPTION PROCEDURES

     The following charts highlight the purchase, redemption and exchange features of each Existing Fund as compared to such features that will apply to Shares of the corresponding Successor Fund:

VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

PURCHASE, REDEMPTION AND
EXCHANGE FEATURES(1)             VONTOBEL U.S. VALUE FUND            JANUS ADVISER -- U.S. VALUE FUND
------------------------         ------------------------            --------------------------------
Minimum initial
  purchase/Additional
  investments...........  $2,500/$50                              $2,500/$100
                                                                  ($500 minimum initial purchase for
                                                                  UGMA/UTMA, IRAs and certain other
                                                                  tax-deferred accounts)

Purchases...............  By telephone, mail or wire, or through  Investor Shares: by Internet,
                          the Automatic Investment Plan           telephone, mail or wire, or through
                                                                  the Automatic Monthly Investment
                                                                  Program
                                                                  Class A and Class C Shares: only
                                                                  through institutional channels such as
                                                                  retirement plans, mutual fund
                                                                  "supermarkets" and other financial
                                                                  intermediaries and through the
                                                                  systematic purchase plan

Redemptions.............  By telephone, mail or wire;             Investor Shares: by Internet,
                          shareholders electing to redeem shares  telephone, mail or wire, or through by telephone will be charged a $10 fee  the systematic redemption program;
                          for each such redemption request        shareholders electing to redeem shares
                                                                  by wire transfer will be charged $8
                                                                  for each such request
                                                                  Class A and Class C Shares: only
                                                                  through institutional channels such as
                                                                  retirement plans, brokers, bank trust
                                                                  departments, financial advisers and
                                                                  other financial intermediaries

Exchange privileges.....  Yes, with two other Vontobel funds;     Yes, each class of Shares will have
                          account may be charged $10 for a        exchange privileges with the same
                          telephone exchange                      class of other Janus funds to the
                                                                  extent such class is available;
                                                                  automatic exchange programs available

---------------

(1) Explanations of each of the services available through the Successor Fund can be found in the preliminary prospectus that accompanies this prospectus/proxy statement.

     The Existing Fund calculates its net asset value per share (NAV) once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Successor Fund will calculate its NAV at the close of regular trading on the New York Stock Exchange.

VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY
FUND

PURCHASE, REDEMPTION AND
EXCHANGE FEATURES(1)        VONTOBEL INTERNATIONAL EQUITY FUND    JANUS ADVISER -- INTERNATIONAL EQUITY FUND
------------------------    ----------------------------------    ------------------------------------------
Minimum initial
  purchase/Additional
  investments...........  $2,500/$50                              $2,500/$100 ($500 minimum initial purchase
                                                                  for UGMA/UTMA, IRAs and certain other
                                                                  tax-deferred accounts)

Purchases...............  By telephone, mail or wire, or through  Investor Shares: by Internet, telephone,
                          the Automatic Investment Plan           mail or wire, or through the Automatic
                                                                  Monthly Investment Program
                                                                  Class A and Class C Shares: only through
                                                                  institutional channels such as retirement
                                                                  plans, mutual fund "supermarkets" and
                                                                  other financial intermediaries and through
                                                                  the systematic purchase plan

Redemptions.............  By telephone, mail or wire;             Investor Shares: by Internet, telephone,
                          shareholders electing to redeem shares  mail or wire, or through the systematic by telephone will be charged a $10 fee  redemption program; shareholders electing
                          for each such redemption request        to redeem shares by wire transfer will be
                                                                  charged $8 for each such request
                                                                  Class A and Class C Shares: only through
                                                                  institutional channels such as retirement
                                                                  plans, brokers, bank trust departments,
                                                                  financial advisers and other financial
                                                                  intermediaries

Exchange privileges.....  Yes, with two other Vontobel funds;     Yes, each class of Shares will have
                          account may be charged $10 for a        exchange privileges with the same class of
                          telephone exchange                      other Janus funds to the extent such class
                                                                  is available; automatic exchange programs
                                                                  available

---------------

(1) Explanations of each of the services available through the Successor Fund can be found in the preliminary prospectus that accompanies this prospectus/proxy statement.

     The Existing Fund calculates its net asset value per share (NAV) once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Successor Fund will calculate its NAV at the close of regular trading on the New York Stock Exchange.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS FOR THE SUCCESSOR FUNDS

  INVESTOR SHARES

     Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Investor Shares of each Successor Fund (the "Investor Shares Plan"), Investor Shares of each Successor Fund may pay Janus Distributors LLC ("Janus Distributors"), the Successor Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares of a Successor Fund. Under the terms of the Investor Shares Plan, each Successor Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Investor Shares of the Successor Fund. Because 12b-1 fees are paid out of the Successor Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  CLASS A SHARES

     Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares (the "Class A Plan"), Class A Shares of each Successor Fund may pay Janus Distributors a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares of a Fund. Under the terms of the Class A Plan, each Successor Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class A Shares of the Successor Fund. Because 12b-1 fees are paid out of the Successor Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  CLASS C SHARES

     Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares of each Successor Fund may pay Janus Distributors a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Successor Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares of a Successor Fund or who provide shareholder account services to existing Class C shareholders in the Successor Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Successor Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTION OF THE SUCCESSOR FUNDS

     The Successor Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

PRINCIPAL RISK FACTORS

  VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

     The Successor Fund has substantially the same risk factors as the Existing Fund. These risk factors are summarized below.

     Because each fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a fund's share price may also decrease. A fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

     An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Diversification. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Successor Fund and the Existing Fund are each classified as "non-diversified." A fund classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified." This gives the fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the fund.

     Value Investing. If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of the fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets. The value of a fund's portfolio may decrease if the portfolio manager's belief about a company's intrinsic worth is incorrect.

     Investments in Foreign Securities. Within the parameters of its specific investment policies, each fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a fund's performance may depend on factors other than the performance of a particular company. These risks include currency risk, political and economic risk, regulatory risk, foreign markets risk, transaction costs and geographic risk.

  VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY FUND

     The Successor Fund has substantially the same risk factors as the Existing Fund. These risk factors are summarized below.

     Because each fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a fund's share price may also decrease. A fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

     An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Investments in Foreign Securities. Within the parameters of its specific investment policies, each fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a fund's performance may depend on factors other than the performance of a particular company. These factors include:

     - Currency Risk. As long as a fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a fund's assets from that country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

     - Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

     - Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     - Geographic Risk. Investments in a selected region (such as Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a fund is not invested, may adversely affect security values and thus a fund's NAV.

                               THE REORGANIZATION

THE PLAN

     Stockholders of each Existing Fund are being asked to approve the Plan with respect to their fund. The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Plan contemplates (i) each Successor Fund's acquiring substantially all of the assets of the corresponding Existing Fund in exchange solely for shares of the Successor Fund and the assumption by each Successor Fund of all of the corresponding Existing Fund's known liabilities, if any, as of the closing date, and (ii) the distribution on the closing date of those shares to the shareholders of the Existing Fund. Existing Vontobel Class A shareholders who purchased their shares without a sales charge will receive Investor Shares of the corresponding Successor Fund, existing Vontobel Class A shareholders who purchased their shares with a sales charge will receive Class A Shares of the corresponding Successor Fund, and existing Vontobel Class C shareholders will receive Class C Shares of the corresponding Successor Fund.

     The value of each Existing Fund's assets to be acquired and the amount of its liabilities to be assumed by the corresponding Successor Fund and the net asset value of a share of each Existing Fund will be determined as of the close of regular trading on the NYSE on the closing date, after the declaration of any dividends on the closing date, and will be determined in accordance with the valuation procedures described in the Trust's Trust Instrument and its Prospectus and Statement of Additional Information. The Plan provides that Janus will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Proxy
Statement. The closing date is expected to be on or about September   , 2003.

     As soon as practicable after the closing date, each Existing Fund will distribute pro rata to its shareholders of record the Investor Shares, Class A Shares and Class C Shares of the corresponding Successor Fund it receives in the Reorganization, so that each Class A and Class C shareholder of an Existing Fund will receive a number of full and fractional Investor Shares, Class A Shares or Class C Shares, as applicable, of the corresponding Successor Fund equal in value to his or her holdings in the Existing Fund. Each Existing Fund will be dissolved soon thereafter. Such distribution will be accomplished by opening accounts on the books of each Successor Fund in the names of the corresponding Existing Fund shareholders and by transferring thereto the Investor Shares, Class A Shares and Class C Shares, as applicable, of the Successor Fund previously credited to the account of the corresponding Existing Fund on those books. Each shareholder account shall be credited with the pro rata number of the corresponding Successor Fund's Investor Shares, Class A Shares or Class C Shares, as applicable, due to that shareholder. Accordingly, immediately after the Reorganization, each former shareholder of an Existing Fund will own Investor Shares, Class A Shares or Class C Shares, as applicable, of the corresponding Successor Fund that will be equal to the value of that shareholder's shares of the Existing Fund immediately prior to the Reorganization. Any special options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by Vontobel Funds' Board of Directors and the Trust's Board of Trustees if either determines that the Reorganization would disadvantage their respective funds.

REASONS FOR THE REORGANIZATION

     At meetings of the Board of Trustees of the Trust, held on May 9, 2003, and
the Board of Directors of Vontobel Funds, held on           , 2003, the Boards
have [unanimously] determined that the Reorganization is in the best interests of the shareholders of their respective funds, and that the interests of shareholders of their respective funds will not be diluted as a result of the Reorganization.

     At a meeting held on           , 2003, the directors of Vontobel Funds
concluded that the proposed Reorganization will be advantageous to the shareholders of the Existing Funds for several reasons. The directors considered the following matters, among others, in approving the Plan.

     First, shareholders of each Existing Fund would enjoy continuity of portfolio management. Because Janus will retain Vontobel to act as subadviser to the Successor Funds, the portfolio manager of each Existing Fund will not change as a result of the Reorganization. Janus will oversee Vontobel as subadviser to the Successor Funds in accordance with the terms of a subadvisory agreement.

     Second, while Vontobel will manage the assets of each Successor Fund on a day-to-day basis as its subadviser, Janus will be responsible for the overall management of each Successor Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Your fund will benefit from Janus' experience and resources in managing and distributing mutual funds. As of June 30, 2003, Janus managed 61 mutual funds with approximately $150 billion in assets.

     Third, Janus and its affiliates have greater potential for increasing the size of the funds due to Janus' experience in distribution of mutual funds through a broader range of distribution channels than currently available to the Existing Funds. Over the long-term, if this potential for a larger asset base is realized, it will reduce each Successor Fund's per share operating expenses and increase the portfolio management options available to the Successor Funds.

     [Fourth, although the Investor Shares and Class A Shares of the applicable Successor Fund that you may receive in the Reorganization will be subject to a Rule 12b-1 fee calculated at an annual rate of 0.25% of average net assets, the effect of contractual expense waivers undertaken by the investment adviser will reduce the effect of these fees by reducing the Fund's overall operating expenses.] Moreover, there is a possibility that due to asset growth and resulting economies of scale or other efficiencies the overall expenses of each Successor Fund could be lower than those of the corresponding Existing Fund.

     Fifth, the Successor Funds are part of a diverse family of mutual funds, and each class of Shares of the Successor Funds will have exchange privileges with other Janus funds.

     The board of directors of each Existing Fund and the board of trustees of each Successor Fund also considered that each fund's investment adviser will benefit from the Reorganization. Because each Successor Fund will be the accounting successor to the corresponding Existing Fund and will assume such Existing Fund's performance record, Janus expects to be able to increase each Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Such an increase in size benefits Janus by increasing its management fees and accelerating the point at which management of the fund is profitable to Janus. As subadviser to the Successor Funds, Vontobel would similarly benefit from increased assets.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the Trust will receive a legal opinion from Goodwin Procter LLP, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of each Existing Fund solely in exchange for shares of the corresponding Successor Fund and the assumption by each Successor Fund of all known liabilities of the corresponding Existing Fund, and the distribution of such shares to the shareholders of the Existing Funds, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the Successor Funds and the Existing Funds will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     - no gain or loss will be recognized by either Existing Fund on the transfer of the assets of each Existing Fund to the corresponding Successor Fund in exchange for the Successor Fund shares and the assumption by the applicable Successor Fund of all known liabilities of the Existing Fund or upon the distribution of the Successor Fund shares to the applicable Existing Fund shareholders in exchange for their shares of the Existing Fund;

     - the tax basis of the Existing Fund's assets acquired by the applicable Successor Fund will be the same to the Successor Fund as the tax basis of such assets to the Existing Fund immediately prior to the Reorganization, and the holding period of the assets of the Existing Fund in the hands of the applicable Successor Fund will include the period during which those assets were held by the Existing Fund;

     - no gain or loss will be recognized by each Successor Fund upon the receipt of the assets of the corresponding Existing Fund solely in exchange for the Successor Fund shares and the assumption by each Successor Fund of all known liabilities of the corresponding Existing Fund;

     - no gain or loss will be recognized by shareholders of each Existing Fund upon the receipt of the corresponding Successor Fund shares by such shareholders, provided such shareholders receive solely the Successor Fund shares (including fractional shares) in exchange for their Existing Fund shares; and

     - the aggregate tax basis of the Successor Fund shares, including any fractional shares, received by each shareholder of the applicable Existing Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund shares, including fractional shares, to be received by each shareholder of the applicable Existing Fund will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided that the Existing Fund shares were held as a capital asset on the date of the Reorganization).

     The receipt of such an opinion is a condition to the consummation of the Reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of each Existing Fund in exchange for the corresponding Successor Fund shares and the assumption by each Successor Fund of all known liabilities of the corresponding Existing Fund do not constitute a tax-free reorganization, each Existing Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding Successor Fund shares such shareholder acquires and the tax basis of such shareholder's Existing Fund shares.

     Shareholders of the Existing Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Existing Funds should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

         COMPARATIVE INFORMATION ABOUT THE EXISTING AND SUCCESSOR FUNDS

     This portion of the Proxy Statement/Prospectus is designed to allow you to compare various features of the Successor Funds with those of the Existing Funds. Shareholders should read this entire Proxy Statement/ Prospectus carefully.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

  FORM OF ORGANIZATION

     Each Existing Fund is a series of Vontobel Funds, a Maryland corporation formed on October 28, 1983 pursuant to Articles of Incorporation dated October 26, 1983, as amended. Each Successor Fund is a series of the Trust, an unincorporated voluntary association organized under the laws of the State of Delaware as a statutory trust, pursuant to an Amended and Restated Trust Instrument dated May 9, 2003 (the "Trust Instrument"). The operations of the Existing Funds are governed by Vontobel Funds' Articles of Incorporation and Bylaws and by Maryland law. The operations of the Successor Funds are governed by the Trust's Trust Instrument and Bylaws and by Delaware law. The Existing Funds and the Successor Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

  SHARES

     The Trust is authorized to issue shares of beneficial interest in separate portfolios (series). The Trust Instrument of the Trust authorizes the Trustees to create an unlimited number of series in the Trust. The Trust currently has two series outstanding, and the Trust may organize other series in the future.

     Within each series, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Successor Funds intend to offer Investor Shares, Class I, Class A and Class C shares, each with a different arrangement for shareholder services and/or the distribution of shares.

     Each share of a given class and series represents an equal proportionate interest in a Successor Fund and is entitled to such dividends and distributions out of the net income and capital gains belonging to such Successor Fund when declared by the Trustees. In the event a Successor Fund were to be liquidated in the future, shareholders would be entitled to share pro rata in the net assets belonging to such Successor Fund available for distribution. Each share of a given class and series has identical voting, dividend, redemption, liquidation, and other rights. When issued, each share is fully paid and nonassessable by the Trust, has no preemptive or subscription rights, and is fully transferable. There are no conversion rights.

     Vontobel Funds is also authorized to issue shares of common stock in separate series. The Articles of Incorporation of Vontobel Funds authorizes the Directors to create an unlimited number of series. In addition to the Existing Funds, Vontobel Funds currently has one other series outstanding, the Vontobel Eastern European Equity Fund. This other series is not participating in the Reorganization. Within each series, the Directors may create an unlimited number of classes. Although the Directors have authorized three classes of shares, Class A, Class B and Class C, only Class A and Class C Shares are currently outstanding. Shares of the Existing Fund are also fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by their governing boards, and are freely transferable.

     The assets and proceeds received by the Trust or Vontobel Funds from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books and accounts of the Trust or Vontobel Funds. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses.

  MEETINGS

     Neither the Existing Funds nor the Successor Funds hold regular or annual shareholder meetings. The Directors of the Existing Funds may call shareholder meetings as necessary. The Trustees of the Successor Funds may also call shareholder meetings as necessary. Special meetings of shareholders of the Existing Funds shall be called upon the written request of holders of at least 25 percent of the outstanding shares entitled to vote. Under the Trust Instrument, special meetings of shareholders of the Trust or of any Successor Fund shall be called subject to certain conditions, upon the written request of shareholders owning shares representing at least two-thirds of the votes entitled to be cast at such meeting. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Director of the Existing Funds or any Trustee of the Successor Funds shall be called by Directors or Trustees, as applicable, upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. A majority of the issued and outstanding shares of the Existing Funds entitled to vote and represented in person or by proxy constitutes a quorum at a shareholder meeting. One-third of the shares of the Successor Fund entitled to vote constitutes a quorum at a shareholder meeting.

  SHAREHOLDER LIABILITY

     Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Similarly, Delaware law provides that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust.

  LIABILITY OF DIRECTORS AND TRUSTEES

     The Vontobel Funds' Articles provide that Directors will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as Directors and that Vontobel Funds shall also indemnify its Directors and officers to the full extent permitted by Maryland law and the 1940 Act. Similarly, the Trust Instrument of the Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a trustee against such claims upon satisfaction of certain procedural requirements. The Trust may also advance payments to a Trustee in connection with indemnification.

  VOTING REQUIREMENTS

     Under Maryland law and the Vontobel Funds' Articles and Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to Vontobel Funds' Articles and authorizing extraordinary corporate action, such as a merger, consolidation, or sale of substantially all of the corporation's assets. Shareholders are entitled to one vote for each full share of capital stock and a fractional vote for each fractional share of capital stock. The Vontobel Funds' Articles provide that capital stock of Vontobel Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the Vontobel Funds Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under Vontobel Funds' Articles and Bylaws, any corporate action to be taken by a shareholder vote may be authorized by a majority of votes cast on the matter (although a plurality may elect a Director), subject to applicable laws, regulations, or rules or orders of the SEC.

     Under the Trust Instrument, each shareholder of a Successor Fund is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote. Shareholder voting power is generally limited to electing or removing Trustees, approving investment management or sub-investment management agreements, and with respect to such matters as are required by the 1940 Act. Under the Trust Instrument, the Trustees of the Trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a series of the Trust with another series of the Trust or another business organization without shareholder approval. All shares of all series of the Trust or any class of such series vote together as a single class, except when otherwise required by law or if the Trustees have determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Under the Trust's Trust Instrument and Bylaws, any action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, except a plurality is required to elect a Trustee and a vote of shareholders holding not less than two-thirds of the shares then outstanding is required to remove a Trustee and except as otherwise provided in the applicable laws, regulations, or rules or orders of the SEC.

  LIQUIDATION OR DISSOLUTION

     In the event of the liquidation or dissolution of an Existing Fund, the shareholders of such fund are entitled to receive the excess of the fund's assets over the fund's liabilities, in proportion to the number of shares of the fund held by them and recorded on the books of Vontobel Funds.

     In the event of the liquidation or dissolution of a Successor Fund, the Trustees shall distribute the assets of the respective Successor Fund to the shareholders, according to their respective rights, after accounting for fund liabilities of that Fund.

  DERIVATIVE ACTIONS

     Under Maryland law, shareholders of an Existing Fund may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

     Under Delaware law and the Trust Instrument, a shareholder of a Successor Fund may bring a derivative action on behalf of the Trust only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of other funds that are affiliated with the Trust. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of the Trust must generally join in the demand upon the Trustees.

     The foregoing is only a summary of certain characteristics of the operations of the Articles of Incorporation of Vontobel Funds, Trust Instrument of the Trust, their respective Bylaws and Maryland and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation, Trust Instrument, Bylaws and Maryland and Delaware law directly for more complete information.

COMPARATIVE INFORMATION ON INVESTMENT RESTRICTIONS

  CERTAIN INVESTMENT RESTRICTIONS

     The Existing Funds and the Successor Funds are each subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Directors or Trustees, as the case may be, without shareholder approval. The table below compares certain fundamental and non-fundamental investment restrictions of the Existing Funds and the Successor Funds. Fundamental restrictions are followed by an "(F);" non-fundamental restrictions are followed by an "(nf)."

     In general, if any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction, except with respect to the Existing Fund's restrictions on borrowings. Each of the Successor Funds is permitted to invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating its investment restrictions.

     In applying the fundamental investment policies and restrictions Vontobel Funds applies the following rules of construction:

SUBJECT MATTER
OF RESTRICTION                        EXISTING FUND                           SUCCESSOR FUND
--------------                        -------------                           --------------
INVESTMENT FOCUS........  No fundamental or non-fundamental       U.S. Value Fund will invest, under
                          restriction                             normal circumstances, at least 80% of
                                                                  its net assets in equity securities of
                                                                  companies that are traded on U.S.
                                                                  exchanges or quoted on an established
                                                                  over-the-counter market.(nf)

                                                                  Under normal circumstances,
                                                                  International Equity Fund will invest
                                                                  at least 80% of its net assets in
                                                                  equity securities of issuers that are
                                                                  located outside of the United States,
                                                                  or which derive a significant portion
                                                                  of their business or profits outside
                                                                  of the United States.(nf)

BORROWING...............  Vontobel International Equity Fund may  A Successor Fund may not borrow money,
                          not borrow money except for temporary   except as permitted under the 1940
                          or emergency purposes and then only in  Act, as amended, or any regulation
                          an amount not in excess of 5% of the    thereunder, as the same may be
                          lower of value or cost of its total     interpreted by the SEC staff from time
                          assets, in which case the Fund may      to time, or as permitted by an
                          pledge, mortgage or hypothecate any of  exemptive order obtained from the
                          its assets as security for such         SEC.(F)
                          borrowing but not to an extent greater
                          than 5% of its total assets.(F)
                          Vontobel U.S. Value Fund may not
                          borrow money, except as a temporary
                          measure for extraordinary or emergency
                          purposes, or except in connection with
                          reverse repurchase agreements,
                          provided that Vontobel U.S. Value Fund
                          maintains asset coverage of 300% in
                          connection with the issuance of senior
                          securities. Notwithstanding the
                          foregoing, to avoid the untimely
                          disposition of assets to meet
                          redemptions, Vontobel U.S. Value Fund
                          may borrow up to 33 1/3% of the value
                          of its assets to meet redemptions,
                          provided that Vontobel U.S. Value Fund
                          may not make other investments while
                          such borrowings are outstanding.(F)

LENDING.................  An Existing Fund may not may not make   A Successor Fund may not make loans,
                          loans, except that a Fund may (1) lend  except that the Fund may (i) lend
                          portfolio securities; and (2) enter     portfolio securities, (ii) enter into
                          into repurchase agreements secured by   repurchase agreements, (iii) purchase
                          U.S. Government securities.(F)          all or a portion of an issue of debt
                                                                  securities, bank loan participation
                          (Restrictions with respect to           interests, bank certificates of
                          repurchase agreements shall be          deposit, bankers' acceptances,
                          construed to be for repurchase          debentures or other securities,
                          agreements entered into for the         whether or not the purchase is made
                          investment of available cash            upon the original issuance of the
                          consistent with a Fund's repurchase     securities and (iv) participate in an
                          agreement procedures, not repurchase    interfund lending program with other
                          commitments entered into for general    registered investment companies.(F)
                          investment purposes.)

SUBJECT MATTER
OF RESTRICTION                        EXISTING FUND                           SUCCESSOR FUND
--------------                        -------------                           --------------
ILLIQUID SECURITIES/
  RESTRICTED............  An Existing Fund may not invest more    The Successor Funds do not currently
                          than 15% of its net assets in illiquid  intend to purchase any security or
                          securities.(nf)                         enter into a repurchase agreement if,
                                                                  as a result, more than 15% of their
                                                                  respective net assets would be
                                                                  invested in repurchase agreements not
                                                                  entitling the holder to payment of
                                                                  principal and interest within seven
                                                                  days and in securities that are
                                                                  illiquid by virtue of legal or
                                                                  contractual restrictions on resale or
                                                                  the absence of a readily available
                                                                  market. The Trustees, or the Successor
                                                                  Funds' investment adviser acting
                                                                  pursuant to authority delegated by the
                                                                  Trustees, may determine that a readily
                                                                  available market exists for securities
                                                                  eligible for resale pursuant to Rule
                                                                  144A under the Securities Act of 1933,
                                                                  or any successor to such rule, Section
                                                                  4(2) commercial paper and municipal
                                                                  lease obligations. Accordingly, such
                                                                  securities may not be subject to the
                                                                  foregoing limitation.(nf)

PURCHASES OF MARGIN
  SECURITIES AND SHORT
  SALES.................  An Existing Fund may not engage in      A Successor Fund may sell securities
                          short sales.(F)                         short if it owns or has the right to
                                                                  obtain securities equivalent in kind
                                                                  and amount to the securities sold
                                                                  short without the payment of any
                                                                  additional consideration therefor
                                                                  ("short sales against the box"). In
                                                                  addition, the Fund may engage in
                                                                  "naked" short sales, which involve
                                                                  selling a security that the Fund
                                                                  borrows and does not own. The total
                                                                  market value of all of the Fund's
                                                                  naked short sale positions will not
                                                                  exceed 8% of its assets. Transactions
                                                                  in futures, options, swaps and forward
                                                                  contracts are not deemed to constitute
                                                                  selling securities short.(nf)

OTHER INVESTMENT
  COMPANIES.............  An Existing Fund may not invest in      No fundamental or non-fundamental
                          securities of other investment          restriction
                          companies except by purchase in the
                          open market involving only customary
                          broker's commissions, or as part of a
                          merger, consolidation, or acquisition
                          of assets.(F)

SUBJECT MATTER
OF RESTRICTION                        EXISTING FUND                           SUCCESSOR FUND
--------------                        -------------                           --------------
DIVERSIFICATION.........  Vontobel International Equity Fund may  With respect to 75% of its total not purchase stock or securities of an  assets, Janus Adviser -- International
                          issuer (other than the obligations of   Equity Fund may not purchase
                          the United States or any agency or      securities of an issuer (other than
                          instrumentality thereof) if such        the U.S. government, its agencies,
                          purchase would cause the Fund to own    instrumentalities or authorities or
                          more than 10% of any class of the       repurchase agreements collateralized
                          outstanding voting securities of such   by U.S. government securities, and
                          issuer.(F)                              other investment companies) if: (a)
                                                                  such purchase would, at the time,
                          Vontobel International Equity Fund may  cause more than 5% of the Fund's total
                          not as to 75% of its assets, purchase   assets taken at market value to be
                          the securities of any issuer (other     invested in the securities of such
                          than obligations issued or guaranteed   issuer; or (b) such purchase would, at
                          as to principal and interest by the     the time, result in more than 10% of
                          Government of the United States or any  the outstanding voting securities of agency or instrumentality thereof) if,  such issuer being held by the Fund.(F)
                          as a result of such purchase, more
                          than 5% of its total assets would be    Janus Adviser -- U.S. Value Fund is
                          invested in the securities of such      classified as "non-diversified" within
                          issuer.(F)                              the meaning of the 1940 Act and has no
                                                                  fundamental investment restriction
                          Vontobel U.S. Value Fund is classified  regarding diversification.
                          as "non-diversified" within the
                          meaning of the 1940 Act and has no
                          fundamental investment restriction
                          regarding diversification.

INDUSTRY CONCENTRATION..  An Existing Fund may not invest more    A Successor Fund may not purchase a
                          than 25% of a Fund's total assets in    security if, after giving effect to
                          securities of one or more issuers       the purchase, more than 25% of its
                          having their principal business         total assets would be invested in the
                          activities in the same industry. For    securities of one or more issuers
                          the purpose of this restriction,        conducting their principal business
                          telephone companies are considered to   activities in the same industry (other
                          be in a separate industry from gas and  than U.S. Government securities).(F)
                          electric public utilities, and wholly
                          owned finance companies are considered
                          to be in the industry of their parents
                          if their activities are primarily
                          related to financing the activities of
                          their parents.(F)

COMMODITIES; OIL, GAS &
  MINERALS..............  An Existing Fund may not buy or sell    A Successor Fund may not purchase or
                          commodities or commodity contracts,     sell commodities or commodity
                          provided that Vontobel International    contracts, except the Fund may
                          Fund may utilize not more than 1.00%    purchase and sell derivatives
                          of its assets for deposits or           (including but not limited to options,
                          commissions required to enter into and  futures contracts and options on forward foreign currency contracts for  futures contracts) whose value is tied
                          hedging purposes.(F)                    to the value of a financial index or a
                                                                  financial instrument or other asset
                          An Existing Fund may not invest in      (including, but not limited to,
                          interests in oil, gas, or other         securities indexes, interest rates,
                          mineral explorations or development     securities, currencies and physical
                          programs.(F)                            commodities).(F)

SENIOR SECURITIES.......  An Existing Fund may not issue senior   A Successor Fund may not issue "senior
                          securities.(F)                          securities," except as permitted under
                                                                  the 1940 Act, as amended, or any
                                                                  regulation thereunder, as the same may
                                                                  be interpreted by the SEC staff from
                                                                  time to time, or as permitted by an
                                                                  exemptive order obtained from the
                                                                  SEC.(F)

SUBJECT MATTER
OF RESTRICTION                        EXISTING FUND                           SUCCESSOR FUND
--------------                        -------------                           --------------
REAL ESTATE.............  An Existing Fund may not purchase or    A Successor Fund may not purchase or
                          sell real estate (except that a Fund    sell real estate, except that the Fund
                          may invest in: (i) securities of        may (i) invest in securities of
                          companies which deal in real estate or  issuers that invest in real estate or mortgages; and (ii) securities secured  interests therein, (ii) invest in
                          by real estate or interests therein,    mortgage-related securities and other
                          and that a Fund reserves freedom of     securities that are secured by real
                          action to hold and to sell real estate  estate or interests therein, and (iii)
                          acquired as a result of the Fund's      hold and sell real estate acquired by
                          ownership of securities).(F)            the Fund as a result of the ownership
                                                                  of securities.(F)

UNDERWRITING............  An Existing Fund may not act as an      A Successor Fund may not engage in the
                          underwriter of securities of other      business of underwriting securities
                          issuers, except that Vontobel           issued by others, except to the extent
                          International Fund may invest up to     that the Fund may be considered to be
                          10% of the value of its total assets    an underwriter within the meaning of
                          (at time of investment) in portfolio    the Securities Act of 1933 in the
                          securities which the Fund might not be  disposition of restricted securities
                          free to sell to the public without      or in connection with its investments
                          registration of such securities under   in other investment companies.(F)
                          the Securities Act of 1933, as
                          amended, or any foreign law
                          restricting distribution of securities
                          in a country of a foreign issuer.(F)

EXERCISING CONTROL......  An Existing Fund may not invest in      A Successor Fund may not invest in
                          companies for the purpose of            companies for the purpose of
                          exercising control.(F)                  exercising control of management.(nf)

JOINT ACCOUNTS..........  An Existing Fund may not participate    No fundamental or non-fundamental
                          on a joint or a joint and several       restriction
                          basis in any securities trading
                          account.(F)

CAPITALIZATION

     Each Successor Fund will be the accounting successor to the corresponding Existing Fund after consummation of the Reorganization. Accordingly, the pro forma capitalization of the combined funds will be identical to the capitalization of the corresponding Existing Fund, shown in the tables below as of [December 31, 2002]. No information has been provided with respect to Class C Shares of Vontobel International Equity because no Class C Shares were outstanding as of December 31, 2002.

  VONTOBEL U.S. VALUE FUND AND JANUS ADVISER -- U.S. VALUE FUND

                                                                  NET ASSET
                                                                  VALUE PER     SHARES
FUND                                                NET ASSETS      SHARE     OUTSTANDING
----                                               ------------   ---------   -----------
Vontobel U.S. Value Fund -- Class A..............  $112,302,365    $18.64      6,024,493
Pro Forma Combined -- Janus Adviser -- U.S. Value
  Fund -- Class A (unaudited)....................  $112,302,365    $18.64      6,024,493
Vontobel U.S. Value Fund -- Class C..............  $    354,726    $18.60         19,068
Pro Forma Combined -- Janus Adviser -- U.S. Value
  Fund -- Class C (unaudited)....................  $    354,726    $18.60         19,068

  VONTOBEL INTERNATIONAL EQUITY FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY FUND

                                                                  NET ASSET
                                                                  VALUE PER     SHARES
FUND                                                NET ASSETS      SHARE     OUTSTANDING
----                                                -----------   ---------   -----------
Vontobel International Equity Fund -- Class A.....  $29,026,186    $11.86      2,448,114
Pro Forma Combined -- Janus
  Adviser -- International Equity -- Class A
  (unaudited).....................................  $29,026,186    $11.86      2,448,114

  Board's recommendation

     For the reasons discussed above under the caption "Reasons for the Reorganization," the Board of Directors of Vontobel Funds, including the directors who are not "interested persons" of the Existing Funds, [unanimously] approved the Reorganization. In particular, the directors determined that the Reorganization is in the best interests of the Existing Funds. Similarly, the Board of Trustees of the Trust, including the trustees who are not "interested persons" of the Successor Funds, unanimously approved the Reorganization. The trustees also determined that the Reorganization is in the best interests of the Successor Funds.

            THE BOARD OF VONTOBEL FUNDS RECOMMENDS THAT YOU VOTE FOR
                 APPROVAL OF THE REORGANIZATION FOR YOUR FUND.

COMPARISON OF INVESTMENT ADVISORY ARRANGEMENTS

  INVESTMENT ADVISER

     Janus, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Successor Funds. Janus has contracted with Vontobel, the investment adviser to the Existing Funds, to act as subadviser to the Successor Funds pursuant to a separate subadvisory agreement. Janus (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Janus has overall supervisory responsibility for the investment program of each Successor Fund. Janus also furnishes certain administrative, compliance and accounting services for the Successor Funds, and may be reimbursed by the Successor Funds for its costs in providing those services. In addition, Janus employees serve as officers of the Successor Funds and Janus provides office space for the Successor Funds and pays the salaries, fees and expenses of all Successor Fund officers and those Trustees who are interested persons of Janus.

  SUBADVISER

     Janus has contracted with Vontobel to act as subadviser to the Successor Funds. Vontobel is located at 450 Park Avenue, New York, New York 10022. As subadviser, Vontobel provides day-to-day management of the investment operations of each Successor Fund. Vontobel has been the investment adviser to the Existing Funds since 1990.

     Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as the adviser to five series of a Luxembourg SICAV that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of [June 30, 2003], Vontobel managed in excess of [$1.3 billion].

     Edwin Walczak is a Senior Vice President of Vontobel and Portfolio Manager of Janus Adviser -- U.S. Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of US equity research and portfolio management. Mr. Walczak has been the President and Portfolio Manager of Vontobel U.S. Value Fund since the fund's inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University and a Masters in Business Administration in Finance from Columbia University. Mr. Walczak will continue as portfolio manager of Janus Adviser -- U.S. Value Fund following the reorganization.

     Rajiv Jain is a Senior Vice President of Vontobel and Portfolio Manager of Janus Adviser -- International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate Manager of Vontobel's international equity portfolios. Mr. Jain has been the President and Portfolio Manager of Vontobel International Equity Fund since February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami. Mr. Jain will continue as portfolio manager of Janus Adviser -- International Equity Fund following the reorganization.

  ADVISORY AGREEMENTS-EXISTING FUNDS

     The following is a summary of the material terms of the Existing Funds' investment advisory agreements with Vontobel (the "Vontobel Advisory Agreements"). The Vontobel Advisory Agreements may be renewed annually provided such renewal is approved annually by: (i) Vontobel Funds' Board of Directors; or
(ii) by a majority vote of the outstanding voting securities of the Vontobel Funds and a majority of the Directors who are not "interested persons" of Vontobel Funds. The Vontobel Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Existing Fund; or (ii) Vontobel.

     Under the Vontobel Advisory Agreements, Vontobel provides the Existing Funds with investment management services, subject to the supervision of Vontobel Funds' Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of each Existing Fund's portfolio and certain other costs. Vontobel also bears the cost of fees, salaries and other remuneration of Vontobel Funds' directors, officers or employees who are officers, directors, or employees of Vontobel. The Existing Funds are responsible for their other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Existing Funds' shares for sale under various state and federal securities laws.

     As compensation for its service as investment adviser for the Existing Funds, Vontobel receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Existing Fund's average daily net assets. The percentages are set forth below.

     Under the Vontobel Advisory Agreements, the monthly compensation paid to Vontobel is accrued daily at an annual rate of 1.00% on the first $100 million of average daily net assets and 0.75% on average daily net assets in excess of $100 million. The table below shows the total amount of advisory fees that each Existing Fund paid Vontobel for the last three fiscal years.

                                                         YEARS ENDED DECEMBER 31,
                                                    -----------------------------------
                                                    2000 FEES    2001 FEES    2002 FEES
                                                    ----------   ----------   ---------
Vontobel U.S. Value Fund..........................  $  616,564   $1,167,082   $876,616
Vontobel International Equity Fund................  $1,473,957   $  830,594   $361,230

     [An expense reimbursement agreement has been in effect since April 2003 with respect to Vontobel International Equity Fund.]

     Vontobel will be entitled to reimbursement of fees waived or reimbursed by Vontobel to the Existing Funds. The total amount of reimbursement by Vontobel (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by Vontobel to the Existing Funds during any of the previous three
(3) years, less any reimbursement previously paid by the Existing Funds to Vontobel with respect to any waivers, reductions, and payments made with respect to the Existing Funds. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Trustees. Each Existing Fund's obligation to pay any Reimbursement Amount will be an obligation of the corresponding Successor Fund.

  ADVISORY AGREEMENTS-SUCCESSOR FUNDS

     The Advisory Agreement of each Successor Fund provides that Janus will have overall supervisory responsibility for the investment program of each Successor Fund, provide office space for the Successor

Fund, and pay the salaries, fees and expenses of the Successor Fund's officers and of those Trustees who are interested persons of Janus. Janus also may make payments from its own resources to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Successor Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus. Janus is also authorized to perform the management and administrative services necessary for the operation of the Successor Funds. As discussed below, Janus has delegated certain of these duties to Vontobel pursuant to a subadvisory agreement between Janus and Vontobel.

     From their own assets, Janus, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Successor Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Successor Funds' assets to these financial intermediaries.

     The Successor Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Successor Funds' Trustees who are not interested persons of Janus, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of the Successor Funds' shares. Pursuant to the Advisory Agreements, Janus furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Successor Funds may reimburse Janus for its costs.

     Each Successor Fund has agreed to compensate Janus for its services by the monthly payment of a fee at the following annual rates:

JANUS ADVISER -- U.S. VALUE FUND

                                                               ANNUAL RATE
AVERAGE DAILY NET ASSETS OF FUND                              PERCENTAGE(%)
--------------------------------                              -------------
First $100 Million..........................................      0.96
Increment from $100 Million to $300 Million.................      0.85
Increment over $300 Million.................................      0.75

JANUS ADVISER -- INTERNATIONAL EQUITY FUND

                                                               ANNUAL RATE
AVERAGE DAILY NET ASSETS OF FUND                              PERCENTAGE(%)
--------------------------------                              -------------
First $100 Million..........................................      0.99
Increment from $100 Million to $300 Million.................      0.85
Increment over $300 Million.................................      0.75

     Until at least [     ] (or until the next annual renewal of the advisory
agreements), provided that Janus remains investment adviser to the Successor Funds, Janus has agreed by contract to waive the advisory fee payable by each Successor Fund in an amount equal to the amount, if any, that such Successor Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the [administrative services fee applicable to Investor Shares, and the distribution and shareholder servicing fee applicable to

Investor Shares, Class A Shares and Class C Shares], brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                              EXPENSE LIMIT
FUND NAME                                                     PERCENTAGE(%)
---------                                                     -------------
Janus Adviser -- U.S. Value Fund............................     [0.90%]
Janus Adviser -- International Equity Fund..................     [1.00%]

     Each Successor Fund's Advisory Agreement is dated [August 5], 2003, and will continue in effect until [August 1], 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Successor Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares of that Successor Fund or the Trustees of the Successor Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by the Successor Fund or Janus on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of that Successor Fund or Janus and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Successor Fund.

  SUBADVISORY AGREEMENTS-SUCCESSOR FUNDS

     Under the Subadvisory Agreements, Vontobel is obligated to: (i) make investment decisions on behalf of the Successor Funds; (ii) place all orders for the purchase and sale of investments for the Successor Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Successor Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

     The Successor Funds pay no fees directly to Vontobel as the subadviser. Under the Subadvisory Agreements, Vontobel is compensated with respect to the Successor Funds by Janus at the following annual rates:

JANUS ADVISER -- U.S. VALUE FUND

                                                               ANNUAL RATE
AVERAGE DAILY NET ASSETS OF FUND                              PERCENTAGE(%)
--------------------------------                              -------------
First $100 Million..........................................       0.74
Increment between $100 Million and $300 Million.............      0.415
Increment between $300 Million and $500 Million.............      0.365
Increment between $500 Million and $1 Billion...............      0.325
Increment between $1 Billion and $1.4 Billion...............      0.285
Increment equal to or in excess of $1.4 Billion.............      0.215

JANUS ADVISER -- INTERNATIONAL EQUITY FUND

                                                               ANNUAL RATE
AVERAGE DAILY NET ASSETS OF FUND                              PERCENTAGE(%)
--------------------------------                              -------------
First $500 Million..........................................      0.408
Increment between $500 Million and $1 Billion...............      0.325
Increment between $1 Billion and $1.4 Billion...............      0.285
Increment equal to or in excess of $1.4 Billion.............      0.215

     Each Subadvisory Agreement is dated [August 5, 2003]. The initial term of each Subadvisory Agreement will continue until [August 1], 2005. Each Subadvisory Agreement is subject to termination by Janus or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Advisory Agreement with respect to the relevant Successor Fund. Janus and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to the Existing Funds for a certain period of time. This agreement also provides that Janus would be required to pay certain liquidated damages to Vontobel if a Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. In addition, this agreement contemplates that Janus will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, portfolio manager of the Vontobel U.S. Value Fund, to remain at Vontobel. Any payments under this agreement would be made by Janus and not by either of the Existing Funds.

  EXEMPTIVE ORDER APPLICATION

     Janus and the Successor Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus and the Successor Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Successor Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreement would otherwise cause an automatic termination of the subadvisory agreement, without submitting the subadvisory agreement, or material amendments to that agreement, to a vote of the shareholders of the relevant Successor Fund. Janus would notify shareholders of a Successor Fund in the event of any change in the identity of the subadviser of that Successor Fund. In addition, the exemptive order would prohibit Janus from entering into subadvisory agreements with affiliates of Janus without shareholder approval, except Janus would be permitted to replace a subadviser that is a wholly-owned subsidiary of Janus with another wholly-owned Janus subsidiary. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Successor Fund will continue to have the right to terminate such subadvisory agreements for the Successor Fund at any time by a vote of a majority of the outstanding voting securities of the Successor Fund.

     Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Successor Fund, the Successor Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Successor Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

                            MANAGEMENT OF THE TRUST

     The following are the names of the Trustees of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND            OTHER
NAME, AGE AS OF                                LENGTH                                         COMPLEX      DIRECTORSHIPS
DECEMBER 31, 2002             POSITIONS HELD   OF TIME   PRINCIPAL OCCUPATIONS DURING THE   OVERSEEN BY       HELD BY
AND ADDRESS                     WITH FUND      SERVED            PAST FIVE YEARS              TRUSTEE         TRUSTEE
-----------------             --------------   -------   --------------------------------  -------------   -------------
INTERESTED TRUSTEES
Thomas H. Bailey*...........     Trustee       5/03-     Formerly, President (1978- 2002)      [63]             N/A
100 Fillmore Street                            Present   and Chief Executive Officer
Denver, CO 80206                                         (1994-2002) of Janus or Janus
Age 64                                                   Capital Corporation. Formerly,
                                                         Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation; and Director
                                                         (1997-2001) of Janus
                                                         Distributors, Inc.; President
                                                         and Director (1994-2002) of the
                                                         Janus Foundation
Mark B. Whiston.............     Trustee       5/03-     President, Chief Executive             [2]             N/A
100 Fillmore Street                            Present   Officer and Director Janus
Denver, CO 80206                                         Capital Group Inc. (since
Age 41                                                   1/1/03); President and Chief
                                                         Executive Officer, Janus Capital
                                                         Management LLC (since 9/1/02).
                                                         Formerly, President of Retail
                                                         and Institutional Services,
                                                         Janus (11/00-9/02); Vice
                                                         President and Chief Marketing
                                                         Officer of Janus Capital
                                                         Corporation (Janus' predecessor)
                                                         (3/91-11/00)

---------------

* The Successor Funds will treat Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationship with Janus.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
NAME, AGE AS OF                             LENGTH                                     COMPLEX
DECEMBER 31, 2002          POSITIONS HELD   OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY    OTHER DIRECTORSHIPS
AND ADDRESS                  WITH FUND      SERVED        THE PAST FIVE YEARS          TRUSTEE        HELD BY TRUSTEE
-----------------          --------------   -------   ----------------------------  -------------   -------------------
INDEPENDENT TRUSTEES
Samuel Boyd, Jr. ........     Trustee       [    ]    Manager (since 1978) of            [2]        Director, World
100 Fillmore Street                                   Customer Service Accounting                   Funds, The World
Denver, CO 80206                                      Division, Potomac Electric                    Insurance Trust,
Age 62                                                Power Company, Washington                     Vontobel Funds USA
                                                      D.C.                                          and Satuit Capital
                                                                                                    Management Trust
Thomas I. Florence.......     Trustee       5/03-     Consultant. Formerly,              [2]        N/A
100 Fillmore Street                         Present   President Morningstar
Denver, CO 80206                                      Investment Services
Age 40                                                (3/00/12/02) and Managing
                                                      Director, Pilgrim Baxter &
                                                      Associates (12/96/3/00)
Arthur F. Lerner.........     Trustee       5/03-     Retired. Formerly, Senior          [2]        Director, Sthenos
100 Fillmore Street                         Present   Vice President Arnhold and                    Capital (United
Denver, CO 80206                                      S. Bleichroeder (investment                   Kingdom)
Age 61                                                manager) (12/69/1/03)
Dennis B. Mullen.........     Trustee       5/03-     Private Investor. Formerly        [63]        Director, Red Robin
100 Fillmore Street                         Present   (1997-1998) Chief Financial                   Gourmet Burgers,
Denver, CO 80206                                      Officer-Boston Market                         Inc.
Age 58                                                Concepts, Boston Chicken
                                                      Inc., Golden, CO (a
                                                      restaurant chain)
James T. Rothe...........     Trustee       5/03-     Professor of Business,            [63]        Director, Optika,
100 Fillmore Street                         Present   University of Colorado,                       Inc. and Neocore
Denver, CO 80206                                      Colorado Springs, CO (since                   Corp.
Age 58                                                2002). Formerly,
                                                      Distinguished Visiting
                                                      Professor of Business (2001-
                                                      2002), Thunderbird (American
                                                      Graduate School of
                                                      International Management),
                                                      Phoenix, AZ; and Principal
                                                      (1988-1999) of
                                                      Phillips-Smith Retail Group,
                                                      Addison, TX (a venture
                                                      capital firm)
Maureen T. Upton.........     Trustee       5/03-     Formerly, Director of Sales        [2]        N/A
100 Fillmore Street                         Present   and Marketing, Intelligent
Denver, CO 80206                                      Markets, Inc. (3/00/3/03);
Age 38                                                Associate Equities Division,
                                                      Goldman Sachs & Co.
                                                      (8/98/1/00)

     The Successor Fund's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of three other registered investment companies advised by Janus: Janus Investment Fund, Janus Adviser Series and Janus Aspen Series.

NAME, AGE AS OF                                          TERM OF OFFICE*
DECEMBER 31, 2002                      POSITIONS HELD     AND LENGTH OF          PRINCIPAL OCCUPATIONS
AND ADDRESS                              WITH FUNDS        TIME SERVED        DURING THE PAST FIVE YEARS
-----------------                    ------------------  ---------------  -----------------------------------
Thomas A. Early....................  Vice President and  5/03-Present     Vice President, General Counsel,
100 Fillmore Street                  General Counsel                      Chief Corporate Affairs Officer,
Denver, CO 80206                                                          Secretary and Interim Director of
Age 47                                                                    Janus; Vice President, General
                                                                          Counsel and Secretary of Janus
                                                                          Services LLC, Janus Capital
                                                                          International LLC and Janus
                                                                          Institutional Services LLC; Vice
                                                                          President, General Counsel and
                                                                          Director to Janus International
                                                                          (Asia) Limited and Janus
                                                                          International Limited; Vice
                                                                          President, General Counsel and
                                                                          Secretary to Janus Distributors LLC
                                                                          and the Janus Foundation; and
                                                                          Director for Janus Capital Trust
                                                                          Manager Limited and Janus World
                                                                          Funds. Formerly, Director (2001) of
                                                                          Janus Distributors, Inc. and Janus
                                                                          Services, Inc.; Vice President,
                                                                          General Counsel, Secretary and
                                                                          Director (2000-2002) of Janus
                                                                          International Holding, Inc.;
                                                                          Executive Vice President and
                                                                          General Counsel (1997-1998) of
                                                                          Prudential Investments Fund
                                                                          Management LLC.
Bonnie M. Howe.....................  Vice President      5/03-Present     Vice President and Assistant
100 Fillmore Street                                                       General Counsel to Janus, Janus
Denver, CO 80206                                                          Distributors and Janus Services.
Age 37                                                                    Formerly, Assistant Vice President
                                                                          (1997-1999) and Associate Counsel
                                                                          (1995-1999) for Janus Capital
                                                                          Corporation and Assistant Vice
                                                                          President (1998-2000) for Janus
                                                                          Service Corporation.
Anita E. Falicia...................  Vice President,     5/03-Present     Vice President of Investment
100 Fillmore Street                  Chief Financial                      Accounting of Janus. Formerly,
Denver, CO 80206                     Officer and                          Assistant Vice President
Age 34                               Principal                            (2000-2002) of Investment
                                     Accounting Officer                   Accounting of Janus Capital or
                                                                          Janus Capital Corporation; Director
                                                                          (1999-2000) of Investment
                                                                          Accounting of Janus Capital
                                                                          Corporation; and Director
                                                                          (1997-1999) of Fund Accounting of
                                                                          Janus Capital Corporation.
Kelley Abbott Howes................  Vice President and  5/03-Present     Vice President of Domestic Funds
100 Fillmore Street                  Secretary                            and Assistant General Counsel to
Denver, CO 80206                                                          Janus, Janus Distributors and Janus
Age 37                                                                    Services. Formerly, Assistant Vice
                                                                          President (1997-1999) of Janus
                                                                          Capital Corporation; Chief
                                                                          Compliance Officer, Director and
                                                                          President (1997-1999) of Janus
                                                                          Distributors, Inc.; and Assistant
                                                                          Vice President (1998-2000) of Janus
                                                                          Service Corporation.
David R. Kowalski..................  Vice President and  5/03-Present     Vice President and Chief Compliance
100 Fillmore Street                  Chief Compliance                     Officer of Janus and Janus
Denver, CO 80206                     Officer                              Distributors LLC; and Assistant
Age 45                                                                    Vice President of Janus Services
                                                                          LLC. Formerly, Senior Vice
                                                                          President and Director (1985-2000)
                                                                          of Mutual Fund Compliance for Van
                                                                          Kampen Funds.

NAME, AGE AS OF                                          TERM OF OFFICE*
DECEMBER 31, 2002                      POSITIONS HELD     AND LENGTH OF          PRINCIPAL OCCUPATIONS
AND ADDRESS                              WITH FUNDS        TIME SERVED        DURING THE PAST FIVE YEARS
-----------------                    ------------------  ---------------  -----------------------------------
Loren M. Starr.....................  President and       5/03-Present     Vice President of Finance,
100 Fillmore Street                  Chief Executive                      Treasurer, Chief Financial Officer
Denver, CO 80206                     Officer                              and Interim Director of Janus; Vice
Age 41                                                                    President of Finance, Treasurer and
                                                                          Chief Financial Officer of Janus
                                                                          Services, Janus Distributors, Janus
                                                                          Capital International LLC, Janus
                                                                          Institutional Services LLC and
                                                                          Janus International Limited; and
                                                                          Director of Janus Capital Trust
                                                                          Manager Limited, Janus World
                                                                          Principal Protected Funds and Janus
                                                                          World Funds. Formerly, Vice
                                                                          President of Finance, Treasurer,
                                                                          Chief Financial Officer (2001-2002)
                                                                          and Director (2002) for Janus
                                                                          International Holding, Inc.;
                                                                          Managing Director, Treasurer and
                                                                          Head of Corporate Finance and
                                                                          Reporting (1998-2001) for Putnam
                                                                          Investments; and Senior Vice
                                                                          President of Financial Planning and
                                                                          Analysis (1996-1998) for Lehman
                                                                          Brothers, Inc.
Heidi J. Walter....................  Vice President      5/03-Present     Vice President and Assistant
100 Fillmore Street                                                       General Counsel to Janus and Janus
Denver, CO 80206                                                          Services. Formerly, Vice President
Age 35                                                                    and Senior Legal Counsel
                                                                          (1995-1999) for Stein Roe &
                                                                          Farnham, Inc.

---------------

* Officers are elected annually by the Trustees for a one-year term.

  AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, consisting of Messrs. Florence, Lerner and Mullen. Under the terms of its charter, the Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Successor Funds' process for monitoring compliance with investment restrictions and applicable laws and the Successor Funds' Code of Ethics. The Committee's review of the audit process includes, among other things, the appointment, compensation and oversight of the auditors and pre-approval of all audit and non-audit services above a certain cost threshold.

  TRUSTEE SHARE OWNERSHIP

     The table below gives the dollar range of shares of all funds advised and sponsored by Janus (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Successor Funds as the Successor Funds will not commence operations until the reorganization has been consummated.

                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                             IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE                                OVERSEEN BY TRUSTEE IN JANUS FUNDS
---------------                            -------------------------------------------
Interested Trustees.......................
Independent Trustees......................

     As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus, Janus Distributors of their control persons.

  TRUSTEE COMPENSATION

     The following table shows the aggregate compensation earned by and paid to each Trustee by the Successor Funds and all Janus Funds for the periods indicated. None of the Trustees receives pensions or retirement benefits from the Successor Funds or other Janus Funds.

                                [TO BE UPDATED]

                                 AGGREGATE COMPENSATION FROM THE     AGGREGATE COMPENSATION FROM THE
                                  FUNDS FOR FISCAL YEAR ENDING     JANUS FUNDS FOR CALENDAR YEAR ENDED
NAME OF PERSON, POSITION              FEBRUARY 29, 2004(1)                 DECEMBER 31, 2002(2)
------------------------         -------------------------------   ------------------------------------
Interested Trustee
  Thomas H. Bailey(3)..........              $     0                             $      0
  Mark B. Whiston(4)...........              $     0                             $      0
Independent Trustees
  Samuel Boyd, Jr.(4)..........              $45,000                             $      0
  Thomas I. Florence(4)........              $45,000                             $      0
  Arthur F. Lerner(4)..........              $45,000                             $      0
  Dennis B. Mullen.............              $45,000                             $183,667
  James T. Rothe...............              $45,000                             $176,667
  Maureen T. Upton(4)..........              $45,000                             $      0

---------------

(1) Since the Successor Funds had not commenced operations as of February 28, 2003, no fees were paid during this fiscal year. The aggregate compensation from the Successor Funds is estimated for the period ending February 29, 2004 and for the Successor Funds' first full year March 1, 2004 through February 28, 2005 as follows: Samuel Boyd, Jr. $50,000; Thomas I. Florence $50,000; Arthur F. Lerner $50,000; Dennis B. Mullen $50,000; James T. Rothe $50,000; and Maureen T. Upton $50,000.

(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

(3) Mr. Bailey is being treated as an interested person of the Successor Funds and Janus and is compensated by Janus.

(4) Messrs. Whiston, Florence, Lerner and Ms. Upton were appointed as Trustees of the Trust on May 9, 2003, and Mr. Boyd was appointed as Trustee of the Trust on August 5, 2003. Messrs. Boyd, Whiston, Florence, Lerner and Ms. Upton did not serve as Trustees of any Janus Funds prior to those dates, and therefore did not receive any compensation from the Janus Funds prior to
              .

  INDEPENDENT PUBLIC AUDITORS

     The Trust has retained PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, as the independent auditors for the Successor Funds for the fiscal year ending December 31, 2003. Because the Trust and the Successor Funds were recently formed, the Trust has not paid PricewaterhouseCoopers LLP any audit or audit related fees, any fees in connection with the preparation of tax returns or tax compliance or any other fees of financial statements for the Successor Funds.

                                 VOTING MATTERS

GENERAL INFORMATION

     This solicitation is being made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Janus. In addition, Georgeson Shareholder Communications Inc. ("GS"), a professional proxy solicitor, may be paid to solicit shareholders of the

Existing Fund. The total cost of such services is estimated to be $     . The
cost of preparing, printing and mailing the Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus. Janus also will reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

     The Trust and Vontobel Funds may arrange to have proxies authorized by telephone. If the Trust and Vontobel Funds solicit proxies by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Telephonic proxies may be revoked in the same manner as proxies voted by mail may be revoked.

     The Trust and Vontobel Funds may also arrange to have proxies authorized over the Internet. In order to use this feature, you should follow the instructions set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Internet proxies may be revoked in the same manner as proxies voted by mail may be revoked.

VOTING RIGHTS AND REQUIRED VOTE

     The Shareholders of each Existing Fund will vote separately on the Plan. Shareholders of each Existing Fund are entitled to one vote for each full share held. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Vontobel Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     A majority of the issued and outstanding shares of each Existing Fund entitled to vote constitutes a quorum at the meeting as to that Existing Fund. Each shareholder will be entitled to one vote for each share of an Existing Fund
held on the close of business on           , 2003 (the "Record Date") and a
fractional vote for each fractional share held at that time. Approval of the Plan (and therefore the Reorganization) as to an Existing Fund will require the affirmative vote of a majority of the outstanding voting securities of the Existing Fund (within the meaning of the 1940 Act). Under the 1940 Act, "a majority of the outstanding voting securities" of a registered investment company means the affirmative vote by holders of the lesser of either (i) 67% or more of the outstanding voting securities of such company present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such company. On the Record Date, there
were           outstanding shares of Vontobel U.S. Value Fund and
outstanding shares of Vontobel International Equity Fund.

     Each shareholder of an Existing Fund is asked to sign and return the enclosed proxy card to indicate their voting instructions. You may, however, revoke your proxy by executing another proxy, by giving written notice of such revocation to Vontobel Funds or by attending the meeting and voting by ballot at that meeting. If you return a signed proxy card without indicating voting instructions, your shares will be voted in favor of the Plan. If any other matter is properly placed before the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors. Vontobel Funds and the Trust have no knowledge of any other matters which may be presented to the Special Meeting and, under corporate law, a special meeting is generally called solely for the purpose specified in the Notice.

     Vontobel Funds will include abstentions and broker non-votes for purposes of determining whether a quorum is present at the meeting. Due to the requirement that the Plan be approved as to an Existing Fund by the affirmative vote of a majority of the outstanding voting securities of the Existing Fund (within the meaning of the 1940 Act), abstentions and broker non-votes have the effect of a vote against the Plan.

     If sufficient votes of an Existing Fund in favor of the Plan are not received by the time scheduled for the Special Meeting, the holders of shares present in person or by proxy at the Special Meeting and entitled to vote at the Special Meeting, whether or not sufficient to constitute a quorum, may adjourn the Special Meeting as to that Existing Fund by the affirmative vote of a majority of votes cast on the matter. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interests of shareholders. Abstentions and broker non-votes will have no effect on the matter of adjournment. Any business that might have been transacted at a meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Janus. If sufficient votes of an Existing Fund in favor of the Plan have been received, the Special Meeting may be concluded as to that Fund, notwithstanding the fact that the Special Meeting may be adjourned as to the other Existing Fund.

SHAREHOLDER PROPOSALS

     Vontobel Funds does not hold annual or regular meetings of shareholders. A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of the Vontobel Funds must be received by Vontobel Funds a reasonable time before the Board of Directors makes the solicitation relating to such meeting in order to be included in Vontobel Fund's proxy statement and forms of proxy relating to that meeting.

SHARE OWNERSHIP

  VONTOBEL U.S. VALUE FUND AND VONTOBEL INTERNATIONAL EQUITY FUND

     [Officers and Directors of Vontobel Funds as a group own less than [1%] of the outstanding Class A Shares and Class C Shares of each Existing Fund.] As of [date no more than 30 days prior to filing of the registration statement], 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class A Shares and Class C Shares of each Existing Fund is listed below:

[TO BE UPDATED BY AMENDMENT]

  JANUS ADVISER -- U.S. VALUE FUND AND JANUS ADVISER -- INTERNATIONAL EQUITY
  FUND

     INVESTOR SHARES

     Officers and Trustees as a group own less than [1%] of the outstanding Investor Shares of each Successor Fund. As of [date no more than 30 days prior to filing of the registration statement], 2003, the percentage ownership of each entity owning more than 5% of the outstanding Investor Shares of each Successor Fund is listed below:

[TO BE UPDATED BY AMENDMENT]

     CLASS A SHARES AND CLASS C SHARES

     As of [date no more than 30 days prior to filing of the registration statement], 2003, all of the outstanding Class A Shares and Class C Shares of
each Fund were owned by           , which provided seed capital for the
Successor Funds. To the knowledge of the Successor Funds, no other shareholder owned more than 5% of the outstanding Class A Shares or Class C Shares of either
of the Successor Funds as of           , 2003.

[TO BE UPDATED BY AMENDMENT]

                             AVAILABLE INFORMATION

     The Trust and each series thereof and Vontobel Funds and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of July, 2003, by and between Janus Adviser, a Delaware statutory trust (the "Trust"), on behalf of U.S. Value Fund and International Equity Fund series of the Trust (each a "Successor Fund" and collectively, the "Successor Funds"), and Vontobel Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Vontobel U.S. Value Fund and Vontobel International Equity Fund series of the Corporation (each a "Predecessor Fund" and collectively, the "Predecessor Funds").

     All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Corporation or the Trust, respectively.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all or substantially all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in the corresponding Successor Fund (in the case of Janus Adviser-U.S. Value Fund, the "Janus Value Fund Shares" and in the case of Janus Adviser-International Equity Fund, the "Janus International Fund Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by each Successor Fund of all the known liabilities of the corresponding Predecessor Fund, and the distribution of the Janus Value Fund Shares and the Janus International Fund Shares to the shareholders of the applicable Predecessor Fund in complete liquidation of the Predecessor Funds as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interest of each Predecessor Fund that the assets of each Predecessor Fund be acquired by the corresponding Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each Successor Fund that the assets of the corresponding Predecessor Fund be acquired by each Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1 Subject to the requisite approval of the Predecessor Funds' shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation shall transfer all or substantially all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund, and the Trust shall (i) cause the Successor Funds to deliver to the Corporation a number of full and fractional Janus Value Fund Shares and Janus International Fund Shares equal to the number of shares of the corresponding Predecessor Fund, as of the time and date set forth in Article 2 and (ii) assume all the known liabilities of the Predecessor Funds, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by such Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1

(the "Closing Date"). All known liabilities, expenses, costs, charges and reserves of each Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Fund, and may be enforced against such Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

     1.3 Each Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the applicable Janus Value Fund Shares and Janus International Fund Shares received by the Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of Janus Value Fund Shares and Janus International Fund Shares then credited to the accounts of the applicable Predecessor Fund on the books of the corresponding Successor Fund to open accounts on the share records of the corresponding Successor Fund in the names of the applicable Current Shareholders and representing the respective pro rata number of Janus Value Fund Shares and Janus International Fund Shares, as applicable, of the corresponding class due such shareholders. All issued and outstanding shares of each Predecessor Fund will simultaneously be canceled on the books of the Corporation. The Successor Funds shall not issue certificates representing the Janus Value Fund Shares and Janus International Fund Shares, as applicable, in connection with such exchange. Ownership of Janus Value Fund Shares and Janus International Fund Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Corporation shall take all steps necessary to effect a complete liquidation of the Predecessor Funds.

     1.4 Any reporting responsibility of the Predecessor Funds including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Funds.

     1.5 All books and records of each Predecessor Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the corresponding Successor Fund from and after the Closing Date and shall be turned over to such Successor Fund as soon as practicable following the Closing Date.

2.  CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be September 26, 2003, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, or at such other time and/or place as the parties may agree.

     2.2 The Corporation shall direct Brown Brothers Harriman & Co. (the "Custodian"), as custodian for the Predecessor Funds, to deliver, at the Closing, a certificate of an authorized officer stating that (i) assets shall have been delivered in proper form to the Successor Funds prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Successor Funds no later than five business days preceding the Closing Date, and shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940 Act) in which each Predecessor Fund's assets are deposited, each Predecessor Fund's assets deposited with such depositories. The cash to be transferred by the Predecessor Funds shall be delivered by wire transfer of federal funds on the Closing Date.

     2.3 The Corporation shall cause Fund Services, Inc. (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the Janus Value Fund Shares and the Janus International Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Corporation that such Janus Value Fund Shares and Janus International Fund Shares have been credited to the accounts of the corresponding Predecessor Fund on the books of the applicable Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     2.4 (i) The value of the assets of each Predecessor Fund shall be the value of such assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, using the valuation procedures set forth in the Trust's Trust Instrument and its prospectus and statement of additional information, together with any other valuation procedures established by the trustees of the Trust.

          (ii) The number of Janus Value Fund Shares and Janus International Fund Shares to be issued (including fractional shares, if any) in exchange for the assets of the corresponding Predecessor Fund shall be determined by dividing the value of the applicable Predecessor Fund's net assets determined using the valuation procedures referred to in paragraph 2.4(i), by the net asset value of a Janus Value Fund Share or a Janus International Fund Share, as applicable, determined in accordance with paragraph 2.4(ii).

          (iii) All computations of value shall be made by or under the direction of the Predecessor Funds' and the Successor Funds' respective record keeping agents, if applicable, and shall be subject to review by the Predecessor Funds' record keeping agent and by the Predecessor Funds' and the Successor Funds' respective independent accountants.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The Corporation, on behalf of the Predecessor Funds, hereby represents and warrants to the Successor Funds as follows:

          (i) the Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

          (ii) the Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Funds;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Corporation or the shareholders of the Predecessor Funds (other than as contemplated in paragraph 4.2(v)) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Corporation on behalf of the Predecessor Funds and constitutes their valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Corporation on behalf of the Predecessor Funds, nor the consummation by the Corporation on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound;

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Corporation on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Corporation, other than as shall be obtained at or prior to the Closing;

          (vii) The current prospectus and statement of additional information of the Predecessor Funds and each prospectus and statement of additional information of the Predecessor Funds used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (viii) On the Closing Date, the Corporation, on behalf of the Predecessor Funds, will have good and marketable title to the assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust, on behalf of the Successor Funds, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Funds;

          (ix) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Corporation, on behalf of the Predecessor Funds, is a party or by which it is bound;

          (x) All material contracts or other commitments of the Predecessor Funds (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Predecessor Funds on or prior to the Closing Date;

          (xi) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Successor Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Predecessor Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Corporation, on behalf of the Predecessor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (xii) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Predecessor Funds at December 31, 2002 have been audited by Tait, Weller & Baker, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Successor Funds) present fairly, in all material respects, the financial condition of the Predecessor Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (xiii) Since December 31, 2002, there has not been any material adverse change in the Predecessor Funds' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of the

     Predecessor Funds due to declines in market values of securities in the Predecessor Funds' portfolio, the discharge of Predecessor Funds liabilities, or the redemption of Predecessor Funds shares by shareholders of the Predecessor Funds shall not constitute a material adverse change;

          (xiv) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Predecessor Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (xv) For each taxable year of their operation (including the taxable year ending on the Closing Date), the Predecessor Funds have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such, have been eligible to and have computed (or will compute) their federal income tax under Section 852 of the Code, and will have distributed all of their investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of their investment company taxable income and net capital gain for the period ending on the Closing Date;

          (xvi) All issued and outstanding shares of the Predecessor Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation. All of the issued and outstanding shares of the Predecessor Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Funds, as provided in paragraph 2.3. The Predecessor Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Predecessor Funds, nor is there outstanding any security convertible into any of the Predecessor Funds' shares; and

          (xvii) The information to be furnished by the Predecessor Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     3.2 The Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

          (i) The Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted. The Trust is a newly formed entity and shall not have commenced operations prior to the Closing Date;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Funds, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

          (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

          (vii) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Successor Funds, is a party or by which it is bound;

          (viii) Except as otherwise disclosed in writing to and accepted by the Corporation, on behalf of the Predecessor Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Successor Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Successor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (ix) All issued and outstanding shares of the Successor Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust. The Successor Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Funds, nor is there outstanding any security convertible into any shares of the Successor Funds; and

          (x) The Janus Value Fund Shares and the Janus International Fund Shares to be issued and delivered to the Predecessor Funds, for the account of the applicable Current Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Successor Funds, and will be fully paid and non-assessable.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the Corporation on behalf of the Predecessor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) The Trust shall have filed with the Commission a registration statement on Form N-14 under the 1933 Act and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the Janus Value Fund Shares and the Janus International Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable Janus Value Fund Shares and the Janus International Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of the Predecessor

     Funds shall have received a certificate of an officer of the Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Corporation on behalf of the Predecessor Funds; and

          (iv) The Corporation on behalf of the Predecessor Funds shall have received an opinion from Goodwin Procter LLP regarding certain tax matters in connection with the Reorganization.

     4.2 The obligations of the Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) The Trust shall have filed the Registration Statement with the Commission, and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable Janus Value Fund Shares and the Janus International Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Corporation on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Corporation acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Funds;

          (iv) The Trust on behalf of each of the Successor Funds shall have received an opinion from Goodwin Procter LLP regarding certain tax matters in connection with the Reorganization; and

          (v) The shareholders of the Predecessor Funds shall have approved this Agreement at a special meeting of the shareholders of the Predecessor Funds.

5.  COVENANTS OF THE PREDECESSOR FUNDS AND THE SUCCESSOR FUNDS

     5.1 The Successor Funds and the Predecessor Funds covenant to operate their respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Predecessor Funds covenant to call a meeting of the shareholders of the Predecessor Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Predecessor Funds covenant that the Janus Value Fund Shares and the Janus International Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Predecessor Funds will assist the Successor Funds in obtaining such information as the Successor Funds reasonably request concerning the beneficial ownership of the Predecessor Funds' shares.

     5.5 Subject to the provisions of this Agreement, the Successor Funds and the Predecessor Funds will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Predecessor Funds will provide the Successor Funds with information reasonably necessary for the preparation of a proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Predecessor Funds to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Predecessor Funds will make a liquidating distribution to their shareholders consisting of the Janus Value Fund Shares and the Janus International Fund Shares, as applicable, received at the Closing.

     5.8 The Successor Funds and the Predecessor Funds shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Corporation, on behalf of Predecessor Funds, covenants that the Corporation will, from time to time, as and when reasonably requested by the Successor Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Successor Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation's, on behalf of the Predecessor Funds', title to and possession of the Janus Value Fund Shares and the Janus International Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Successor Funds', title to and possession of all the assets of the Predecessor Funds and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Successor Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and other applicable law as may be necessary in order to continue their operations after the Closing Date.

6.  EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Janus Capital.

7.  ENTIRE AGREEMENT

     The Trust, on behalf of the Successor Funds, and the Corporation, on behalf of the Predecessor Funds, agree that this Agreement constitutes the entire agreement between the parties.

8.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2003, unless such date is extended by mutual agreement of the parties, (iii) by resolution of the Board of Trustees of the Trust or the Board of Directors of the Corporation, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable, or (iv) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees/directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

9.  AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

10.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their respective principal places of business.

11.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust Instrument of the Trust. The Trust is a series company with two series and has entered into this Agreement on behalf of the Successor Funds.

              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                                                      JANUS ADVISER
                                                            For and on behalf of U.S. Value Fund and
                                                            International Equity Fund


 Name: ---------------------------------------------        By: -------------------------------------------------
                      Secretary                                 Name:
                                                                Title:


ATTEST                                                      VONTOBEL FUNDS, INC.
                                                            For and on behalf of Vontobel U.S. Value Fund and
                                                            Vontobel International Equity Fund


 Name: ---------------------------------------------        By: -------------------------------------------------
                      Secretary                                 Name:
                                                                Title:

                               FORM OF PROXY CARD



                              VONTOBEL FUNDS, INC.
         VONTOBEL U.S. VALUE FUND AND VONTOBEL INTERNATIONAL EQUITY FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          _______________________, 2003







The undersigned hereby constitutes and appoints John Pasco, III and Darryl S. Peay, or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Vontobel U.S. Value Fund and the Vontobel International Equity Fund to be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 on the _____ day of ___________, 2003 at 10:00
a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

                  1. To approve an Agreement and Plan of Reorganization by and between Janus Adviser and Vontobel Funds, Inc. on behalf of your fund. Pursuant to this Agreement, as described in the accompanying prospectus/proxy statement, your fund will transfer all of its assets to a newly created Janus fund with substantially similar investment objectives and policies as your fund in exchange for shares of that Janus fund.

                       FOR_____ AGAINST_____ ABSTAIN_____


To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROSPECTUS/PROXY STATEMENT.
BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.





----------------------------    ------------------------------    -------------
SIGNATURE                           SIGNATURE (JOINT OWNER)            DATE



PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.



 PLEASE REFER TO THE PROSPECTUS/PROXY STATEMENT FOR DISCUSSION OF THE PROPOSAL.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

[graphics omitted]  Prospectus








Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund


Series of Vontobel Funds, Inc.
      (the "Company")
A "Series"  Investment  Company







Prospectus
  Dated
May 1, 2003







As With All Mutual Funds, The U.S. Securities and Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Accuracy Or Completeness Of This Prospectus. It Is A Criminal Offense To Suggest Otherwise.

TABLE OF CONTENTS

                                   PAGE
Risk/Return Summary                  3
Fees and Expenses                    9
Objectives and Strategies           13
Risks                               16
Management                          17
Shareholder Information             18
Purchasing Shares                   19
Redeeming Shares                    20
Distribution and Taxes              22
Distribution Arrangements           23
Financial Highlights                25
                                 -----

                               RISK/RETURN SUMMARY

Vontobel U.S. Value Fund

Investment Objective -- Long-term capital appreciation.

Principal Investment Strategies -- The Vontobel U.S. Value Fund (the "Value Fund") will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Under normal market conditions, the Value Fund will invest at least 65% of its net assets in equity securities of companies that are traded on U.S. exchanges. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Value Fund may also invest in debt securities and cash equivalents, such as overnight repurchase agreements, and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates and to provide the Value Fund with liquidity.

Principal Risks -- The principal risk of investing in the Value Fund is that the value of its investments are subject to market, economic and business risk that may cause the Value Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline and you could lose money. There is no assurance that the adviser will achieve the Value Fund's objective.

The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Value Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Value Fund's larger portfolio positions to have a greater impact on the Value Fund's NAV, which could result in increased volatility.

An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Value Fund if you are seeking long-term capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Value Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table show how the Value Fund has performed in the past and gives some indication of the risks of investing in the Value Fund. Both assume that all dividends and distributions are reinvested in the Value Fund. Returns shown are for Class A Shares of the Value Fund. As of the date of this prospectus, the Class C Shares of the Value Fund have not yet completed one calendar year of operations. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Value Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the Value Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Value Fund for the periods ended December 31, 2002 to the Standard and Poor's 500 Index (the "S&P 500 Index"). Keep in mind that past performance (before and after taxes) may not indicate how well the Value Fund will perform in the future.

[bar chart goes here]

Vontobel U.S. Value Fund Total Return

1993        6.00%
1994        0.02%
1995       40.36%
1996       21.28%
1997       34.31%
1998       14.70%
1999      (14.07%)
2000       35.18%
2001        3.06%
2002       (2.20%)

Best Quarter:  4th Q 2000 up 20.26%

Worst Quarter:  3rd Q 1999 down 15.28%


[end bar chart]

The total return for the Value Fund's Class A Shares for the three months ended March 31, 2003, was (5.47%).


                          Average Annual Total Returns
                    (for the period ending December 31, 2002)


                                      One Year          Five Years     Ten Years
Value Fund - Class A Shares

Before Taxes(1)                       (7.82%)            4.83%           11.96%
After Taxes on Distributions(1)(2)    (9.29%)            3.64%            9.25%
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)      (4.79%)            3.36%            8.61%
Class C Shares(3)                     (4.15%)            6.08%           12.63%

S&P  500 Index(4)                    (22.10%)           (0.59%)           9.34%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of the Class A Shares but they have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares if redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Value Fund's Class C Share assets. Had the performance of the Class A Shares of the Value Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(4) The S&P 500 Index is a widely recognized, unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Value Fund's performance.

Vontobel International Equity Fund

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Vontobel International Equity Fund (the "International Equity Fund") will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Under normal market conditions the International Equity Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S. The International Equity Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The International Equity Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Risks -- The principal risk of investing in the International Equity Fund is that the value of its investments are subject to market, economic and business risks that may cause the International Equity Fund's NAV to fluctuate over time. Therefore, the value of your investment in the International Equity Fund could decline and you could lose money. There is no assurance that the adviser will achieve the International Equity Fund's objective.

The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

The International Equity Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the International Equity Fund if you are seeking capital appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of foreign countries. You should not invest in the International Equity Fund if you are not willing to accept the risks associated with investing in foreign countries, if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table show how the International Equity Fund has performed in the past and gives some indication of the risks of investing in the International Equity Fund. Both assume that all dividends and distributions are reinvested in the International Equity Fund. The returns shown below are for Class A Shares of the International Equity Fund. As of the date of this prospectus, the International Equity Fund has not offered Class C Shares. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the International Equity Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the International Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the International Equity Fund for the periods ended December 31, 2002 to the Morgan Stanley Capital International's Europe, Australasia and Far East Index ("MSCI EAFE Index"). Keep in mind that past performance (before and after taxes) may not indicate how well the International Equity Fund will perform in the future.

[bar chart goes here]

Vontobe International Equity Fund Total Return

1993    40.80%
1994    (5.28%)
1995    10.91%
1996    16.98%
1997     9.19%
1998    16.77%
1999    46.52%
2000   (18.70%)
2001   (29.22%)
2002    (7.92%)

Best Quarter:  4th Q 1999 up 34.02%

Worst Quarter:  1st Q 2001 down 18.82%

[end bar chart]

The total return for the International Equity Fund's Class A Shares for the three months ended March 31, 2003 was (6.66%).


                                              Average Annual Total Returns
                                       (for the period ending December 31, 2002)

                                        One Year        Five Years     Ten Years

International Equity Fund - Class A Shares

Before Taxes(1)                         (13.21%)        (3.07%)         5.06%
After Taxes on Distributions(1)(2)      (13.21%)        (4.35%)         3.53%
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)         (8.11%)        (2.12%)         4.05%
Class C Shares(3)                        (9.76%)        (1.92%)         5.69%
MSCI EAFE Index(4)                      (22.71%)        (4.53%)         3.12%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of the Class A Shares but have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the International Equity Fund's Class C Share assets. Had the performance of the Class A Shares of the International Equity Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(4) The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the International Equity Fund's performance.

Vontobel Eastern European Equity Fund

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Vontobel Eastern European Equity Fund (the "Eastern European Equity Fund") will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Eastern European Equity Fund will invest at least 80% of its assets in equity securities of companies located in eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise eastern Europe. The Eastern European Equity Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Eastern European Equity Fund's investments are subject to market, economic and business risks. These risks may cause the Eastern European Equity Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Eastern European Equity Fund could decline and you could lose money. Also, there is no assurance that the adviser will achieve the Eastern European Equity Fund's objective.

The Eastern European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Eastern European Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Eastern European Equity Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Eastern European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Eastern European Equity Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of eastern Europe. You should not invest in the Eastern European Equity

Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and table show how the Eastern European Equity Fund has performed in the past and gives some indication of the risks of investing in the Eastern European Equity Fund. Both assume that all dividends and distributions are reinvested in the Eastern European Equity Fund. Returns shown below are for Class A Shares of the Eastern European Equity Fund. As of the date of this prospectus, the Eastern European Equity Fund has not offered Class C Shares. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Eastern European Equity Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the Eastern European Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Eastern European Equity Fund for the periods ended December 31, 2002 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Eastern European Equity Fund will perform in the future.

[bar chart goes here]

vontobel Eastern European Equity Fund Total Return

1997      8.74%
1998    (46.62%)
1999     14.50%
2000    (17.49%)
2001     (7.41%)
2002     20.51%

Best Quarter:  4th Q 1999 up 31.64%

Worst Quarter:  3rd Q 1998 down 40.48%

[end bar chart]

The total return for the Eastern European Equity Fund's Class A Shares for the three months ended March 31, 2003 was (1.40%).


                                            Average Annual Total Returns
                                      (for the period ending December 31, 2002)


                                                             Since Inception
                                      One Year   Five Year  (February 15, 1996)

Eastern European Equity Fund - Class A Shares

Before Taxes(1)                         13.58%   (11.92%)        (2.19%)
After Taxes on Distributions(1)(2)      13.58%   (11.92%)        (2.48%)
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)         8.34%   ( 8.99%)        (4.97%)
Class C Shares (3)                      18.10%   (10.87%)        (1.35%)

Nomura Composite-11 Index(4)            23.86%    (1.27%)           n.a.

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of the Class A Shares but they have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Eastern European Equity Fund's Class C Share assets. Had the performance of the Class A Shares of the Eastern European Equity Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(4) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Eastern European Equity Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Funds. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Value Fund

Shareholder Transaction Fees (fees paid directly from your investment)

                                                         Class A       Class C
                                                         --------      --------
Maximum Sales Charge (Load) Imposed on Purchases(1)          5.75%         None
Maximum Deferred Sales Charge (Load)                         2.00%(2)      2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                               None          None
Redemption Fees(4)                                           None          None
Exchange Fees(5)                                             None          None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                                   Class A     Class C
                                                                   --------    --------

Management Fee                                                         0.98%       0.98%
Distribution (12b-1) and Service Fees (6)                              None        1.00%
Other Expenses                                                         0.76%       0.76%
                                                                   --------    --------
Total Annual Fund Operating Expenses                                   1.74%       2.74%
                                                                   ========    ========

International Equity Fund

Shareholder Transaction Fees (fees paid directly from your investment)

                                                         Class A    Class C
                                                         --------   --------

Maximum Sales Charge (Load) Imposed on Purchases (1)         5.75%      None
Maximum Deferred Sales Charge (Load)                         2.00(2)    2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                               None       None
Redemption Fees(4)                                           None       None
Exchange Fees(5)                                             None       None


Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                   Class A     Class C
                                                   --------    --------

Management Fee                                         1.00%       1.00%
Distribution (12b-1) and Service Fees (6)              None%       1.00%
Other Expenses                                         1.44%       1.44%
                                                   --------    --------
Total Annual Fund Operating Expenses                   2.44%       3.44%
                                                   ========    ========

Eastern European Equity Fund

Shareholder Transaction Fees (fees paid directly from your investment)


                                                         Class A      Class C
                                                         --------   --------

Maximum Sales Charge (Load) Imposed on Purchases(1)          5.75%      None
Maximum Deferred Sales Charge (Load)                         2.00(2)    2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                               None       None
Redemption Fees(4)                                           None       None
Exchange Fees(5)                                             None       None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                   Class A     Class C
                                                   --------    --------

Management Fee                                         1.25%       1.25%
Distribution (12b-1) and Service Fees (6)              None        1.00%
Other Expenses                                         1.98%       1.98%
                                                   --------    --------
Total Annual Fund Operating Expenses                   3.23%       4.23%
                                                   ========    ========

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase.

(3) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the net asset value at the time of purchase.

(4) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(5)      A shareholder may be charged a $10 fee for each telephone exchange.

(6) The Company has approved separate Plans of Distribution for each Fund's Class C Shares pursuant to Rule 12b-1 of the 1940 Act, providing for the payment of distribution and service fees to the distributor of the Funds. Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under each Fund's Class C Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. The higher 12b-1 fees borne by Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in each of the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund, you pay he maximum initial sales charge and any applicable deferred sales charge, you reinvest all dividends and distributions in additional shares of a Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and each Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                                        1 Year     3 Years      5 Years      10 Years
                                     ----------   ----------   ----------   ----------
Value Fund

   Class A Shares(1)                 $      742   $    1,091   $    1,464   $    2,509
   Class C Shares                           477          850        1,450        3,070

International Equity Fund

   Class A Shares(1)                        808        1,292        1,801        3,192
   Class C Shares                           547        1,056        1,788        3,721

Eastern European Equity Fund

   Class A Shares(1)                        882        1,513        2,166        3,903
   Class C Shares                           625        1,284        2,156        4,396

(1) With respect to each Fund's Class A Shares, the above examples assume the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                            OBJECTIVES AND STRATEGIES

Value Fund

The Value Fund's investment objective is long-term capital appreciation. The Value Fund will seek to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity Securities. Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

Under normal market conditions, the Fund will invest at least 65% of its net assets in equity securities of companies that are traded on U.S. exchanges. The Value Fund also invests in debt securities and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations. The adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel Asset Management, Inc. (the "Adviser"), the adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in equity securities, such as common stocks or securities that are convertible into common stock. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

International Equity Fund

The International Equity Fund's investment objective is capital appreciation. The International Equity Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least

80% of its assets in equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits outside of the U.S. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, which are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

The International Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any size. The Adviser employs a bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes:

o   Consistent operating histories and financial performance

o   Favorable long-term economic prospects

o   Free cash flow generation

o Competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

The Adviser's goal is to construct a portfolio of high quality growth companies in the developed markets of various foreign countries. With approximately 70-90 stocks, the Fund seeks to be well diversified and will normally have represented in the portfolio business activities of not less than three different countries. The International Equity Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see Depositary Receipts).

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund may invest in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies, the International Equity Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the International Equity Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

In determining which portfolio securities to sell, the Adviser considers the following: (1) the price target has been met; (2) there has been an overvaluation of the company by the stock market; (3) there is a clear deterioration of future earnings power; (4) there is a loss of long-term competitive advantage; (5) there is detrimental merger/acquisition related activity; (6) a better investment opportunity is identified; (7) a violation of portfolio construction parameters has taken place; (8) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and (9) to raise funds to cover redemptions.

Eastern European Equity Fund

The Eastern European Equity Fund's investment objective is capital appreciation. The Eastern European Equity Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Eastern European Equity Fund will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Eastern European Equity Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Eastern European Equity Fund will be diversified. The selection of the securities in which the Eastern European Equity Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Eastern European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Eastern European Equity Fund's objective and strategies. By investing in other investment companies, the Eastern European Equity Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Eastern European Equity Fund to purchase or sell these shares. The Eastern European Equity Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- Each Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Funds may increase or decrease. The Funds' investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Funds may not perform as anticipated.

Diversification -- The Value Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or businesses.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

Foreign Investing -- The International Equity and Eastern European Equity Funds' investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The International Equity and Eastern European Equity Funds' investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the International Equity and Eastern European Equity Funds may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the International Equity and Eastern European Equity Funds' net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the International Equity and Eastern European Equity Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

                                   MANAGEMENT

The Company -- Vontobel Funds, Inc. was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of each Fund.

Investment Adviser -- Vontobel Asset Management, Inc., located at 450 Park Avenue, New York, New York 10022, manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2002, the Adviser managed in excess of $1.3 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under each Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The investment advisory fees paid to the Adviser by the Funds during the fiscal year ended December 31, 2002 are set forth below.

                                     Management Fee As A
    Fund                             Percentage of
                                     Average Net Assets
                                     --------------------
Value Fund                                           0.98%
                                     --------------------
International Equity Fund                            1.00%
                                     --------------------
Eastern European Equity Fund                         1.25%
                                     --------------------

Portfolio Managers -- Mr. Edwin Walczak is a Senior Vice President of the Adviser. Mr. Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Rajiv Jain is a First Vice President of the Adviser. Mr. Jain joined the Adviser in November, 1994 and has been the President and portfolio manager of the International Equity Fund since February, 2002.

Mr. Gunter Faschang, who is a Vice President of the Adviser, is the portfolio manager of the Eastern European Equity Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000 he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang recently joined Vontobel Asset Management AG as head of Eastern European equity management and research, and was at the same time appointed a Vice President of the Adviser.

                             SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of each Fund's investments and other assets attributable each Fund's Class A Shares or Class C Shares, subtracting any liabilities attributable to each Fund's Class A Shares or Class C Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Funds, the NAV of various classes of the Funds may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of each Fund's Class A Shares is equal to the net asset value plus the applicable sales load, if any. The public offering price of each Fund's Class C Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

Each Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in he over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Fund currently offers investors three different classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the distributor to sell shares of the Funds, by contacting the Funds at (800) 527-9500 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Funds' transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds' shares, depending on your arrangement with the broker.

Minimum Investments -- The minimum initial investment for each Fund is $2,500. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the applicable Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9500 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This account application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application to permit the Funds to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees -- To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $2,500. For Class A shareholders of each Fund who held their shares prior to May 24, 2000, the minimum account size is $1,000. The Company will advise you in writing sixty
(60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account balance up to the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in each Fund for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any net capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds' distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

Class A Shares

Amount of Purchase                      Sales Charge as a Percentage of         Dealer Discount
At the Public                            Offering            Net Amount         as Percentage of
Offering Price                             Price              Invested           Offering Price
------------------------------------   ----------------    ----------------    --------------------
Less than $50,000                                  5.75%               6.10%                   5.00%
$50,000 but less than $100,000                     4.50%               4.71%                   3.75%
$100,000 but less than $250,000                    3.50%               3.63%                   2.75%
$250,000 but less than $500,000                    2.50%               2.56%                   2.00%
$500,000 but less than $1,000,000                  2.00%               2.04%                   1.75%
$1,000,000 or more                                 1.00%               1.01%                   1.00%

Class C Shares

Class C Shares of each Fund are sold at the net asset value and are subject to a deferred sales charge of 2.00% if redeemed within two year of purchase. The deferred sales charge is a percentage of the net asset value at the time of purchase. In determining whether a deferred sales charge applies to a redemption it is assumed that the shares being redeemed first are any shares in the shareholder's account that are not subject to a deferred sales charge, followed by shares held the longest in the shareholder's account.

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1) purchase of Class A Shares if you were a Fund's Class A shareholder prior to September 9, 2002;

(2)    reinvestment of income dividends and capital gain distributions;

(3)    exchanges of one Fund's shares for those of another Fund;

(4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, Vontobel Fund Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5) purchases of Fund shares by the Funds' distributor for their own investment account and for investment purposes only;

(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9500. All account information is subject to acceptance and verification by the Funds' distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds' management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received. The Funds offer the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Funds at (800) 527-9500 for further information.

Rule 12b-1 Fees -- The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for the Class C Shares of each Fund. Pursuant to the Rule 12b-1 Plans, each Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Funds' distributor. The fee paid to the Funds' distributor is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class C Share expenses. Of this amount, 0.75% represents distribution 12b-1 fees payable under each Fund's Class C Rule 12b-1 Plan, and 0.25% represents shareholder service fees payable to institutions that have agreements with the Funds' distributor to provide those services. Because these fees are paid out of Class C Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications -- The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds at (800) 527-9500.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's operations or the period since each Fund began offering a particular class of shares. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of a particular class of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                                                                     Class C
                                                             Years ended December 31,                                 Period
                               -------------------------------------------------------------------------------        Ended
                                  2002              2001              2000           1999             1998           12/31/02*
                               ------------     ------------     ------------    ------------     ------------    --------------
Per Share
Operating Performance
Net asset value,
  beginning of period          $      19.86     $      19.29     $      14.27    $      16.73     $      16.51    $        17.49
                               ------------     ------------     ------------    ------------     ------------    --------------
Income from
  investment operations
   Net investment
      income (loss)                   (0.09)           (0.12)            0.02            0.07             0.22             (0.06)
   Net realized and
    unrealized gain (loss)
      on investments                  (0.33)            0.71             5.00           (2.42)            2.06              1.97
                               ------------     ------------     ------------    ------------     ------------    --------------
Total from
    investment operations             (0.42)            0.59             5.02           (2.35)            2.28              1.91
                               ------------     ------------     ------------    ------------     ------------    --------------
Less distributions
   Distributions from
        net investment income            --            (0.02)              --           (0.11)           (0.16)               --
   Distributions from
       realized gain on
       investments                    (0.80)              --               --              --            (1.90)            (0.80)
Total distributions                   (0.80)           (0.02)              --           (0.11)           (2.06)            (0.80)
                               ------------     ------------     ------------    ------------     ------------    --------------
Net asset value,
  end of year                  $      18.64     $      19.86     $      19.29    $      14.27     $      16.73    $        18.60
                               ============     ============     ============    ============     ============    ==============

Total Return                          (2.20%)           3.06%           35.18%         (14.07%)          14.70%            10.82%

Ratios/Supplemental Data
Net assets,
  end of period (000's)        $    112,302     $     86,157     $    137,238    $     71,480     $    200,463    $          355
Ratio to average net
    assets- (A)
  Expenses - (B)                       1.74%            1.75%            1.75%           1.87%            1.46%             2.74%**
  Expenses - net (C)                   1.72%            1.75%            1.75%           1.87%            1.45%             2.72%**
  Net investment
    income (loss)                     (0.63%)          (0.43%)           0.23%           0.40%            0.93%            (1.63%)**
Portfolio turnover rate               75.89%           66.44%          103.76%          66.62%          122.71%            75.89%

*      Commencement of operations for Class C Shares was October 9, 2002.

**     Annualized


(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.02% in 1999 and 0.01% in 1998.

(B) Expense ratio has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Value Fund received. In addition, the expense ratio was increased by 0.29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    Years ended December 31
                                         ----------------------------------------------------------------------------------
                                            2002              2001             2000               1999            1998
                                         ------------     ------------     ------------       ------------     ------------
Per Share Operating Performance
Net asset value, beginning of year       $      12.88     $      18.86     $      28.01       $      20.18     $      18.15
                                         ------------     ------------     ------------       ------------     ------------
Income from investment operations-
 Net investment income(loss)                     0.03            (0.10)           (0.03)(1)           0.06             0.01
 Net realized and unrealized
    gain (loss) on investments                  (1.05)           (5.41)           (5.30)              9.07             2.98
                                         ------------     ------------     ------------       ------------     ------------
Total from investment operations                (1.02)           (5.51)           (5.33)              9.13             2.99
                                         ------------     ------------     ------------       ------------     ------------
Less distributions-
   Distributions from
     net investment  income                        --            (0.12)           (0.08)             (0.05)              --
   Distributions from realized gains               --            (0.35)           (3.74)             (1.25)           (0.96)
                                         ------------     ------------     ------------       ------------     ------------
Total distributions                                --            (0.47)           (3.82)             (1.30)           (0.96)
                                         ------------     ------------     ------------       ------------     ------------
Net asset value, end of year             $      11.86     $      12.88     $      18.86       $      28.01     $      20.18
                                         ============     ============     ============       ============     ============

Total Return                                    (7.92%)         (29.22%)         (18.70%)            46.52%           16.77%

Ratios/Supplemental Data
Net assets, end of year (000's)          $     29,026     $     44,356     $    133,233       $    192,537     $    161,933
Ratio to average net assets-
  Expenses (A)                                   2.44%            1.89%            1.39%              1.28%            1.40%
  Expenses-net (B)                               2.44%            1.88%            1.38%              1.27%            1.36%
  Net investment income (loss)                   0.18%           (0.38%)          (0.15%)             0.03%            0.06%
Portfolio turnover rate                         97.73%           92.39%           69.12%             37.91%           41.51%


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the International Equity Fund received. In addition, the expense ratio in 2001 was increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

EASTERN EUROPEAN EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      Years ended December 31,
                                         --------------------------------------------------------------------------------
                                             2002             2001             2000             1999            1998
                                         ------------     ------------     ------------     ------------     ------------
Per Share Operating Performance
Net asset value, beginning of year       $       7.12     $       7.69     $       9.32     $       8.14     $      15.25
                                         ------------     ------------     ------------     ------------     ------------
Income from investment operations-
  Net investment loss                           (0.13)           (0.07)           (0.21)(1)        (0.20)           (0.31)
  Net realized and unrealized
   gain(loss)on investments                      1.59            (0.50)           (1.42)            1.38            (6.80)
                                         ------------     ------------     ------------     ------------     ------------
Total from investment operations                 1.46            (0.57)           (1.63)            1.18            (7.11)
                                         ------------     ------------     ------------     ------------     ------------
Less distributions
 Distributions from
  realized gains on investments                    --               --               --               --               --
                                         ------------     ------------     ------------     ------------     ------------
Total distributions                                --               --               --               --               --
                                         ------------     ------------     ------------     ------------     ------------
Net asset value, end of year             $       8.58     $       7.12     $       7.69     $       9.32     $       8.14
                                         ============     ============     ============     ============     ============

Total Return                                    20.51%           (7.41%)         (17.49%)          14.50%          (46.62%)
Ratios/Supplemental Data
Net assets, end of year (000's)          $     18,902     $     15,070     $     19,232     $     33,644     $     36,154
Ratio to average net assets-
  Expenses (A)                                   3.23%            3.46%            2.81%            3.37%            2.57%
  Expenses-net (B)                               3.23%            3.38%            2.59%            3.26%            2.41%
  Net investment loss                           (1.62%)          (0.95%)          (1.76%)          (2.35%)          (1.67%)
Portfolio turnover rate                         85.90%           71.18%           85.97%          103.80%          135.35%



(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Eastern European Equity Fund received. In addition, the expense ratio in 2001 was increased by 0.25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1)    Based on average shares outstanding

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2003 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.
811-3551 and 2-78931)

                             September   , 2003

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JUNE 16, 2003

                                      U.S. Value Fund
                                      International Equity Fund

                                 JANUS ADVISER
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund. Each Fund of Janus Adviser currently offers four classes of shares. The Investor Shares (the "Shares") are offered by this prospectus and are available to the general public.

                         It is currently contemplated that the Funds will participate in a tax-free reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares without a sales charge will receive Investor Class shares, existing Vontobel Class A shareholders who purchased their shares with a sales charge will receive Class A Shares, and existing Vontobel Class C shareholders will receive Class C Shares of the corresponding Fund(s). The reorganization is subject to approval by the shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund, and is expected to become effective on or about September _ , 2003. The Funds will not commence operations until the effective date of the reorganization.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY..............................    2
                   U.S. Value Fund...............................    4
                   International Equity Fund.....................    5
                   Fees and expenses.............................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   10
                   Investment objectives and principal investment
                   strategies....................................   10
                   General portfolio policies....................   15
                   Risks.........................................   18
                MANAGEMENT OF THE FUNDS..........................   22
                   Investment adviser............................   22
                   Subadviser....................................   22
                   Management expenses...........................   24
                OTHER INFORMATION................................   26
                DISTRIBUTIONS AND TAXES..........................   28
                   Distributions.................................   28
                   Distribution Options..........................   29
                   Taxes.........................................   29
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   32
                   Minimum investments...........................   33
                   Types of account ownership....................   33
                   To open an account or buy shares..............   36
                   To exchange shares............................   37
                   To sell shares................................   37
                   Shareholder services and account policies.....   45
                FINANCIAL HIGHLIGHTS.............................   50
                GLOSSARY OF INVESTMENT TERMS.....................   51
                   Equity and debt securities....................   51
                   Futures, options and other derivatives........   55
                   Other investments, strategies and/or
                   techniques....................................   56

                                                     Janus Adviser prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

               U.S. Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------
               U.S. VALUE FUND AND INTERNATIONAL EQUITY FUND seek long-term capital appreciation.

               The Funds' Trustees may change the objective and principal investment policies of each Fund without a shareholder vote. A Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               U.S. VALUE FUND
               U.S. Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of companies that are traded on U.S. exchanges or quoted on an established over-the-counter market.

               U.S. Value Fund's return will be compared to that of the broad market, reflected by the S&P 500 Index, but its portfolio manager

 2  Janus Adviser prospectus
               seeks to achieve attractive absolute returns over the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities.

               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a securities exchange or quoted on an established over-the-the counter market.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN A FUND?

               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than many other investment alternatives.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money than you invested.

               U.S. Value Fund is classified as a non-diversified fund. This means that U.S. Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified.

                                                     Janus Adviser prospectus  3

               As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               International Equity Fund will have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in one or more countries.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.

               U.S. VALUE FUND
               The Fund commenced operations on September   , 2003, after the
               reorganization of Vontobel U.S. Value Fund (the "U.S. Value Predecessor Fund") into the Fund. The performance shown on the following page for Investor Shares reflects the historical performance of Class A Shares of the U.S. Value Predecessor Fund prior to the Fund's commencement date. U.S. Value Fund's Investor Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of U.S. Value Predecessor Fund. The bar chart depicts the change in performance of Class A Shares of the U.S. Value Predecessor Fund from year to year during the periods indicated. The table compares the average annual total

 4  Janus Adviser prospectus
               returns of Class A Shares of the U.S. Value Predecessor Fund for the periods indicated to a broad-based securities market index.

                                 [TO BE UPDATED BY AMENDMENT]

                 Annual returns for periods ended 12/31 (Investor Shares)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:       %    Worst Quarter:       %

               The Investor Shares' year-to-date return as of the calendar
               quarter ended         , 2003 was   %.

                                 Average annual total return for periods ended 12/31/2002
                                 --------------------------------------------------------
                                                              1 year   5 years   10 years
                Investor Shares(1)
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares
                S&P 500 Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

               (1) Prior to September 9, 2002, no sales charges were imposed on
                   Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
               (2) The S&P 500 is the Standard & Poor's Composite Index of 500
                   stocks, a widely recognized, unmanaged index of common stock prices. Returns include dividends and distributions. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in U.S. Value Fund's performance.

               INTERNATIONAL EQUITY FUND
               The Fund commenced operations on September   , 2003, after the
               reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The

                                                     Janus Adviser prospectus  5
               performance shown below for Investor Shares reflects the historical performance of Class A Shares of the International Equity Predecessor Fund prior to the Fund's commencement date. International Equity Fund's Investor Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of International Equity Predecessor Fund. The bar chart depicts the change in performance of Class A Shares of the International Equity Predecessor Fund from year to year during the periods indicated. The table compares the average annual total returns of Class A Shares of the International Equity Predecessor Fund for the periods indicated to a broad-based securities market index.

                                 [TO BE UPDATED BY AMENDMENT]

                 Annual returns for periods ended 12/31 (Investor Shares)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:       %    Worst Quarter:   %

              The Investor Shares' year-to-date return as of the calendar
              quarter ended         , 2003 was   %.

 6  Janus Adviser prospectus

                                 Average annual total return for periods ended 12/31/2002
                                 --------------------------------------------------------
                                                              1 year   5 years   10 years
                Investor Shares(1)
                  Return Before Taxes
                  Return After Taxes on Distributions
                  Return After Taxes on Distributions and
                    Sale of Fund Shares
                MSCI EAFE Index(2)
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

               (1) Prior to September 9, 2002, no sales charges were imposed on
                   Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
               (2) The MSCI EAFE Index is the Morgan Stanley Capital
                   International's Europe, Australasia and Far East Index, an unmanaged index of more than 1,000 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in International Equity Fund's performance.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES

               The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. Expense information has been restated to reflect estimated annualized expenses that the Funds expect to incur during the initial fiscal year after the reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. All expenses are shown without the effect of expense offset arrangements or custodial fee credits.

                                                     Janus Adviser prospectus  7

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds' Investor Shares is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell the Funds' Investor Shares. However, if you sell Investor Shares of International Equity Fund that you have held for three months or less, you may pay a redemption fee.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                 [TO BE UPDATED BY AMENDMENT]
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales Charges                                                  None
  Redemption Fee on shares of International Equity Fund held 3
   months or less (as a % of amount redeemed)(1)                1.00%

 ESTIMATED ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                       Total Annual                Total Annual
                                                                      Fund Operating              Fund Operating
                         Management    Distribution       Other      Expenses Without    Total    Expenses With
                            Fee        (12b-1) Fees    Expenses(2)       Waivers        Waivers      Waivers
  U.S. VALUE FUND
  Investor Shares           0.96%          0.25%           [  ]             [  ]          [  ]           [  ]
  INTERNATIONAL EQUITY
   FUND
  Investor Shares           0.99%          0.25%           [  ]             [  ]          [  ]           [  ]

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual. For Fund shares held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.
 (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses [(excluding brokerage commissions, interest, taxes and
     extraordinary expenses)] to the levels indicated until at least [       ].
     These waivers are first applied against the Management Fee and then against Other Expenses. Expense information has been restated to reflect estimated fees.

 8  Janus Adviser prospectus

 EXAMPLE:
 The following example is based on expenses without waivers. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your Shares at the end of those periods.

 The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year       3 Years      5 Years      10 Years
                                                      ---------------------------------------------------
  U.S. Value Fund -- Investor Shares                     $            $            $            $
  International Equity Fund -- Investor Shares           $            $            $            $

                                                     Janus Adviser prospectus  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               U.S. VALUE FUND
               U.S. Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for U.S. Value Fund, and income realized on the Fund's investments will be incidental to its objective.

               U.S. Value Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of companies that are traded on U.S. exchanges or quoted on an established over-the-counter market. The Fund may also invest in debt securities and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. Debt securities include obligations of governments, instrumentalities and corporations.

               Although U.S. Value Fund's return will be compared to that provided by the broad market, reflected by the S&P 500 Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek safety of principal. U.S. Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.

 10  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

               Although International Equity Fund's return will be compared to that provided by the broad market; reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk free rate", defined as the rate of return available on long-term Government Securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek relative safety of principal. International Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a securities exchange or among companies whose securities have an established over-the-counter

                                                    Janus Adviser prospectus  11
               market, and may make limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses and brokerage costs of those companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?

               Consistent with its respective investment objective and policies, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers take a "bottom up"

 12  Janus Adviser prospectus
               stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria.

               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these

                                                    Janus Adviser prospectus  13
               securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Consistent with the investment objectives and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, U.S. Value Fund will invest at least 80% of its net assets in equity securities of companies that are traded on U.S. exchanges or quoted on an established over-the-counter market, so its exposure to foreign securities will be limited.

5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?

               In determining which portfolio securities to sell, the portfolio managers of U.S. Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations to measure whether their investments are successful. In making sell decisions, they may consider the following:

               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and funds are required for a still more undervalued investment

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

 14  Janus Adviser prospectus

               - if there is a need by the Fund to raise funds to cover
                 redemptions

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. U.S. Value Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, each Fund will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, a Fund does not always stay fully invested in equity securities. Cash or similar investments generally are a residual -- they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also

                                                    Janus Adviser prospectus  15
               temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity, or meet anticipated, unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows.

               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Funds invest primarily in domestic and foreign equity securities. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

               - debt securities;

               - convertible securities;

               - indexed/structured securities;

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return; and

               - securities purchased on a when-issued, delayed delivery or forward commitment basis.

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities").

 16  Janus Adviser prospectus

               Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include Depositary Receipts or shares and passive foreign investment companies.

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

                                                    Janus Adviser prospectus  17

RISKS

               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, [initial public offerings
               (IPOs)] or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NON-DIVERSIFICATION CLASSIFICATION OF U.S. VALUE FUND AFFECT ITS RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified". This gives U.S. Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of U.S. Value Fund.

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of the Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

 18  Janus Adviser prospectus

               As value managers, Vontobel believes the principal risk is in the basic businesses of companies it acquires for the Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject

                                                    Janus Adviser prospectus  19
                 to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK. Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a fund is not invested, may adversely affect security values and thus a fund's NAV.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers use a conservative valuation discipline which incorporates a margin of safety between price paid and value received in an attempt to protect the portfolio from loss of capital. In addition, in the case of the International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.

               The Funds may also use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of

 20  Janus Adviser prospectus
               currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.

                                                    Janus Adviser prospectus  21

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. Those fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to those financial intermediaries.

SUBADVISER

               Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.

               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered

 22  Janus Adviser prospectus
               offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as the adviser to five series of a Luxembourg SICAV that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of [March 31, 2003,] Vontobel managed in excess of [$1.3 billion] [TO BE UPDATED BY AMENDMENT].

               Janus Capital and the Funds have applied for an exemptive order from the Securities and Exchange Commission ("SEC") that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

                                                    Janus Adviser prospectus  23

PORTFOLIO MANAGERS

EDWIN WALCZAK
--------------------------------------------------------------------------------
                   is a Senior Vice President of Vontobel and Portfolio
                   Manager of U.S. Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of US equity research and portfolio management. Mr. Walczak has been the President and Portfolio Manager of U.S. Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a
                   Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.

RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President of Vontobel and Portfolio
                   Manager of International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate
                   Manager of its international equity portfolios. Mr. Jain has been the President and Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Fund.

 24  Janus Adviser prospectus

               Each Fund incurs expenses not assumed by Janus Capital, including the distribution and services fee for certain classes of Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds pay the following management fees (expressed as an annual rate):

U.S. VALUE FUND

                                              Annual Rate    Expense Limit
Average Daily Net Assets of U.S. Value Fund  Percentage(%)   Percentage(%)
--------------------------------------------------------------------------
First $100 Million                              0.96
Increment from $100 Million to $300 Million     0.85
Increment over $300 Million                     0.75

INTERNATIONAL EQUITY FUND

                                                        Annual Rate    Expense Limit
Average Daily Net Assets of International Equity Fund  Percentage(%)   Percentage(%)
------------------------------------------------------------------------------------
First $100 million                                        0.99
Increment from $100 million to $300 million               0.85
Increment over $300 million                               0.75

(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the [administrative services fee and distribution and shareholder servicing fee applicable to Investor Shares,] brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at
    least        .

                                                    Janus Adviser prospectus  25

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, one of which, the Investor Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets" and through retirement plans. Class I Shares, Class A Shares and Class C Shares of the Funds are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer each class of shares. If you would like additional information about the Class I Shares, Class A Shares or Class C Shares, please call 1-800-525-0020.

               ADMINISTRATIVE SERVICES FEE -- INVESTOR SHARES

               Janus Services LLC ("Janus Services"), the Funds' transfer agent, receives an administrative services fee from each Fund at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of a Fund.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

               INVESTOR SHARES

               Under distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Investor Shares (the "Investor Shares Plan"), Investor Shares of each Fund may pay Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares of a Fund. Under the terms of the Investor Shares Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Investor Shares of the Fund. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost

 26  Janus Adviser prospectus
               of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUND

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                    Janus Adviser prospectus  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains for each Fund are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND'

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share.

 28  Janus Adviser prospectus

               Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION.  You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION.  You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION.  You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding from six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

                                                    Janus Adviser prospectus  29

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions of capital gains may be taxable at different rates depending on the length of time the Fund held the securities on which the gains were realized. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Adviser prospectus

                                 JANUS ADVISER
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms

* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.
JANUS XPRESSLINE(TM)
1-888-979-7737
24 HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 32  Janus Adviser prospectus

MINIMUM INVESTMENTS*+

                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth IRA,
                Simplified Employee Pension Plan IRA
                account or Coverdell Education
                Savings Account                       $  500

                To add to any type of Investor
                Shares Fund account                   $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                    Janus Adviser prospectus  33

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please visit janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 34  Janus Adviser prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                    Janus Adviser prospectus  35

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 36  Janus Adviser prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other                shares, call Janus XpressLine(TM) or
      available Janus fund, call Janus             a Janus Representative. The Funds
      XpressLine(TM) or a Janus                    reserve the right to limit the dollar
      Representative.                              amount of shares that you may redeem
                                                   from your account by telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" sec-                 Redemption Proceeds" section of
           tion of this manual.                         this manual for more
                                                        information.

                                                    Janus Adviser prospectus  37

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the next net asset value determined after we receive good funds.

               - The Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 38  Janus Adviser prospectus
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by the Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Fund accounts established by exchange must be opened with
                 $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Fund account you are exchanging from is less than $500.

               - Exchanges between existing Fund accounts must meet the $100 subsequent investment requirement.

                                                    Janus Adviser prospectus  39

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of a Fund (exclusive of
                 Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Janus Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from International Equity Fund held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain employer-sponsored retirement plans: (2) certain broker wrap fee and other fee-based programs; (3) accounts where employees of Janus Capital or any of its subsidiaries are listed in the account registration; and (4) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.

               - Exchanges between Fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed

 40  Janus Adviser prospectus

                 Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Fund is not intended for market timing or excessive trading. To deter these activities, the Fund or its agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of the Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Fund or its agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                                                    Janus Adviser prospectus  41

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               - As discussed under "Exchange Policies," International Equity
                 Fund may deduct a redemption fee of 1.00% from your redemption proceeds. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.

               SHARES MAY BE SOLD AT ANY TIME ON janus.com, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

 42  Janus Adviser prospectus

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

                                                    Janus Adviser prospectus  43

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.

 44  Janus Adviser prospectus

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. For International Equity Fund, certain Processing Organizations have agreed to charge the Fund's 1.00% redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, the Processing Organizations' methods for tracking and calculating the fee may differ in some respects from the Fund's.

               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (currently, 30%) of any dividends paid and redemption or exchange proceeds. In addition to this

                                                    Janus Adviser prospectus  45
               backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus

 46  Janus Adviser prospectus

               Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation

                                                    Janus Adviser prospectus  47
               may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually.

               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will

 48  Janus Adviser prospectus
               be sent within thirty (30) days after the Fund receives your instructions. The Fund reserves the right to charge a fee for additional account statement requests.

                                                    Janus Adviser prospectus  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               [TO BE UPDATED BY AMENDMENT]

               The financial highlights table is intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel U.S. Value
               Fund and Vontobel International Equity Fund through           .
               Items   through   reflect financial results for a single share of
               each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements of the Class A Shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund, which were reorganized into the Funds
               on           . Vontobel U.S. Value Fund and Vontobel
               International Equity Fund each had a fiscal year end of December
               31. As part of the reorganization, the Funds have changed their fiscal year end to the last day of February.

               This information was audited by           , whose report, along
               with Vontobel U.S. Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the SAI, which is available upon request.

 50  Janus Adviser prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                    Janus Adviser prospectus  51

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 52  Janus Adviser prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in

                                                    Janus Adviser prospectus  53
               response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

 54  Janus Adviser prospectus

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreci-

                                                    Janus Adviser prospectus  55

               ates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for

 56  Janus Adviser prospectus
               cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

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                   You can request other information, including a
                   Statement of Additional Information, Annual
                   Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution or visiting our Web site at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Trust and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to the Public Reference Room, Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      (JANUS LOGO)
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, Colorado 80206-4928
                                   1-800-525-0020

                     [Investment Company Act File No.     ]

                                                                          PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          JANUS ADVISER -- U.S. VALUE FUND
                     JANUS ADVISER -- INTERNATIONAL EQUITY FUND
                                  EACH A SERIES OF
                                   JANUS ADVISER
                                100 FILLMORE STREET
                            DENVER, COLORADO 80206-4928

     This Statement of Additional Information is not a prospectus. It should be
read in conjunction with the Prospectus/Proxy Statement dated           , 2003,
relating to the proposed transfer of all or substantially all of the assets and liabilities of Vontobel U.S. Value Fund and Vontobel International Equity Fund, each a series of Vontobel Funds, Inc., to Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, respectively, in exchange for shares of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus") at 100 Fillmore Street, Denver, Colorado 80206-4928 or by telephoning Janus toll free at 1-800-525-3713.

     The date of this Statement of Additional Information is           , 2003.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Exhibits....................................................  B-3
Introduction................................................  B-3
Incorporation by Reference..................................  B-3
Additional Information about Janus Adviser -- U.S. Value
  Fund and Janus Adviser -- International Equity Fund.......  B-3
     Fund History...........................................  B-3
     Description of the Funds and Their Investments and
      Risks.................................................  B-3
     Management of the Funds................................  B-4
     Control Persons and Principal Holders of Securities....  B-4
     Investment Advisory and Other Services.................  B-4
     Brokerage Allocation and Other Practices...............  B-4
     Capital Stock and Other Securities.....................  B-4
     Purchase, Redemption and Pricing of Shares.............  B-4
     Taxation of the Fund...................................  B-4
     Underwriters...........................................  B-4
     Calculation of Performance Data........................  B-4
     Financial Statements...................................  B-5
Additional Information about Vontobel U.S. Value Fund and
  Vontobel International Equity Fund........................  B-5
     Fund History...........................................  B-5
     Description of the Funds and Their Investments and
      Risks.................................................  B-5
     Management of the Funds................................  B-5
     Control Persons and Principal Holders of Securities....  B-5
     Investment Advisory and Other Services.................  B-5
     Brokerage Allocation and Other Practices...............  B-5
     Capital Stock and Other Securities.....................  B-5
     Purchase, Redemption and Pricing of Shares.............  B-5
     Taxation of the Fund...................................  B-5
     Underwriters...........................................  B-5
     Calculation of Performance Data........................  B-6
     Financial Statements...................................  B-6

                                    EXHIBITS

     The following documents are attached as exhibits to this Statement of Additional Information:

Exhibit A:  Preliminary Statement of Additional Information, dated June
              , 2003, of Janus Adviser with respect to Janus
            Adviser -- U.S. Value Fund and Janus
            Adviser -- International Equity Fund (the "Janus Adviser
            SAI")
Exhibit B:  Annual Report, dated December 31, 2002, of Vontobel Funds,
            Inc.
Exhibit C:  Statement of Additional Information, dated May 1, 2003, of
            Vontobel Funds, Inc. (the "Vontobel SAI")

                         PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements are not included since Vontobel U.S. Value Fund and Vontobel International Equity Fund are being combined with Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, respectively, which are newly created funds that do not have any assets or liabilities.

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in a Prospectus/Proxy Statement dated        , 2003 (the
"Prospectus/Proxy Statement") relating to the proposed reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund, each a series of Vontobel Funds, Inc., into Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, each a series of Janus Adviser. The Prospectus/Proxy Statement has been sent to the shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund in connection with the solicitation by the management of those funds of proxies to be voted at the Special Meeting of Shareholders of Vontobel U.S. Value Fund and Vontobel
International Equity Fund to be held on           , 2003.

                           INCORPORATION BY REFERENCE

     The following documents are incorporated by reference into this Statement of Additional Information:

     - The Vontobel SAI (file no. 002-78931), filed with the Securities and Exchange Commission on May 14, 2003 (accession number:
       0001108086-03-000034)

     - Annual Report, dated December 31, 2002, of Vontobel Funds, Inc. (file no. 811-03551) filed with the Securities and Exchange Commission on March 7, 2003 (accession number: 0000705455-03-000001)

     - The Janus Adviser SAI (file no. 333-106142), filed with the Securities and Exchange Commission on June 16, 2003 (accession number:
       0000950134-03-009198)

          ADDITIONAL INFORMATION ABOUT JANUS ADVISER -- U.S. VALUE FUND AND
                      JANUS ADVISER -- INTERNATIONAL EQUITY FUND

FUND HISTORY

     For additional information about Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund generally and their history, see the introduction to the Janus Adviser SAI.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     For additional information about the investment objective, policies, risks and restrictions of Janus Adviser -- U.S. Value Fund and Janus
Adviser -- International Equity Fund, see "Classification, Investment Policies and Restrictions, and Investment Strategies and Risks" in the Janus Adviser SAI.

MANAGEMENT OF THE FUNDS

     For additional information regarding the management of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Trustee and Officers" in the Janus Adviser SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information regarding ownership of shares of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Principal Shareholders" in the Janus Adviser SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about investment advisory and other services, see "Investment Adviser and Subadviser" in the Janus Adviser SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information regarding brokerage allocation practices of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Portfolio Transactions and Brokerage" in the Janus Adviser SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information regarding voting rights and other aspects of shares of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Miscellaneous Information -- Shares of the Trust", "Miscellaneous Information -- Shareholder Meetings" and "Miscellaneous Information -- Voting Rights" in the Janus Adviser SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about share purchase, redemption and pricing of shares of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Shares of the Trust" in the Janus Adviser SAI.

TAXATION OF THE FUND

     For additional information regarding tax matters, see "Income Dividends, Capital Gains Distributions and Tax Status" in the Janus Adviser SAI.

UNDERWRITERS

     For additional information about underwriting of shares of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Custodian, Transfer Agent and Certain Affiliations" and Shares of the Funds" in the Janus Adviser SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information regarding the investment performance of Janus Adviser -- U.S. Value Fund and Janus Adviser -- International Equity Fund, see "Performance Information" in the Janus Adviser SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in the Janus Adviser SAI.

           ADDITIONAL INFORMATION ABOUT VONTOBEL U.S. VALUE FUND AND
                       VONTOBEL INTERNATIONAL EQUITY FUND

FUND HISTORY

     For additional information about Vontobel U.S. Value Fund and Vontobel International Equity Fund generally and their history, see "General Information" in the Vontobel SAI.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     For additional information about the investment objective, policies, risks and restrictions of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Investment Objectives", "Strategies and Risks", "Investment Programs" and "Investment Restrictions" in the Vontobel SAI.

MANAGEMENT OF THE FUNDS

     For additional information regarding the management of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Management of the Company" in the Vontobel SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information regarding ownership of shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Principal Securities Holders" in the Vontobel SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about investment advisory and other services, see "Investment Adviser and Advisory Agreement" and "Management-Related Services" in the Vontobel SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information regarding brokerage allocation practices of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Portfolio Transactions" in the Vontobel SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information regarding voting rights and other aspects of shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Capital Stock and Dividends" in the Vontobel SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about share purchase, redemption and pricing of shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Additional Information about Purchases and Sales" in the Vontobel SAI.

TAXATION OF THE FUND

     For additional information regarding tax matters, see "Tax Status" in the Vontobel SAI.

UNDERWRITERS

     For additional information about underwriting of shares of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Management-Related Services" and "Distribution" in the Vontobel SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information regarding the investment performance of Vontobel U.S. Value Fund and Vontobel International Equity Fund, see "Investment Performance" in the Vontobel SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Information" in the Vontobel
SAI.

                             September   , 2003

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
      PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 16, 2003



                                      U.S. Value Fund
                                      International Equity Fund

                                 JANUS ADVISER
                                INVESTOR SHARES
                                 CLASS I SHARES
                                 CLASS A SHARES
                                 CLASS C SHARES
     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Investor Shares and Class I Shares, Class A Shares and Class C Shares (collectively, the "Shares") of Janus Adviser (the "Trust"), which is organized as a Delaware statutory trust. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund of the Trust. In addition, Vontobel Asset Management, Inc. ("Vontobel") is the subadviser for each Fund of the Trust and is responsible for the Funds' day to day investment operations.

     It is currently contemplated that the Funds will participate in a tax-free reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares without a sales charge will receive Investor Class shares, existing Vontobel Class A shareholders who purchased their shares with a sales charge will receive Class A Shares, and existing Vontobel Class C shareholders will receive Class C Shares of the corresponding Fund(s). The reorganization is subject to approval by the shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund, and is expected to become effective
     on or about September   , 2003. The Funds will not commence operations
     until the effective date of the reorganization.

     Class I Shares, Class A Shares and Class C Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, mutual funds "supermarkets," bank trust departments, brokers, financial advisers and other financial intermediaries. Investor Shares may be purchased directly with the Funds.

     This SAI is not a Prospectus and should be read in conjunction with the
     Funds' Prospectus dated September   , 2003, which is incorporated by
     reference into this SAI and may be obtained from the Funds on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of the SAI, or from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about each Fund's operations and activities than the Prospectus. Certain portions of the Annual and Semiannual Reports of Vontobel U.S. Value Fund and Vontobel International Equity Fund, which contain important financial information about U.S. Value Fund and International Equity Fund, respectively, are incorporated by reference into this SAI, and such Reports are also available, without charge, from the Funds or from your plan sponsor or other financial intermediary.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser and Subadviser................   35
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   45
                Portfolio Transactions and Brokerage.............   47
                Trustees and Officers............................   52
                Shares of the Trust..............................   60
                   Net Asset Value Determination.................   60
                   Purchases.....................................   61
                   Distribution and Shareholder Servicing
                   Plans.........................................   65
                   Redemptions...................................   68
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   72
                Principal Shareholders...........................   73
                Miscellaneous Information........................   74
                   Shares of the Trust...........................   74
                   Shareholder Meetings..........................   75
                   Voting Rights.................................   76
                   Independent Accountants.......................   76
                   Registration Statement........................   76
                Performance Information..........................   77
                Financial Statements.............................   85
                Appendix A.......................................   86
                   Explanation of Rating Categories..............   86

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               Each Fund is an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or non-diversified. U.S. Value Fund is classified as non-diversified. U.S. Value Fund will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). International Equity Fund is classified as diversified.

               Janus Capital is the investment adviser and Vontobel is the investment subadviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

               Unless otherwise indicated, the following investment restrictions have been adopted by each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of a Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

               (1) With respect to 75% of its total assets, International Equity Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulation [or exemptive order relief obtained from the Securities and Exchange Commission ("SEC")] from time to time.

               (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulation [or exemptive relief obtained from the SEC] from time to time.

               (4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

               (5) Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

               (6) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

               (7) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
               (iv) participate in an interfund lending program with other registered investment companies.

               (8) Purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

               If any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustee to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CFTC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT STRATEGIES AND RISKS

Convertible Securities

               Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

               Each Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debt Securities

               Under normal circumstances, U.S. Value Fund will have at least [80%] of its net assets invested in equity securities. U.S. Value Fund may also acquire debt securities. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which U.S. Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities, although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Cash Position

               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital (see "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized [Janus Capital] to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, [Janus Capital] will consider the following factors:
               (1) the frequency of trades and quoted prices for the obligation;
               (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, [Janus Capital] will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Securities Lending

               Under procedures adopted by the Trustees, each Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. A Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Loans will only be made if Vontobel believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, but it may call a loan if the benefits of voting outweigh the benefits to the Fund by leaving the securities on loan. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral as permitted by the SEC.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the

               Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. The main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

               Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' prospectus.

Other Income-Producing Securities

               Other types of income producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If a portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               A Fund may purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Vontobel or its agent.

               Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Vontobel or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Funds, although the Funds' intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. Each Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by a Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. [Janus Capital] will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing each Fund's margin payments in a segregated account with the Fund's custodian.

               Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Funds intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Funds to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Fund's portfolio. The CFTC has indicated that the Funds may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

               Although each Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Each Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). Each Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar (a "proxy hedge")) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the

               U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.

               In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               A Fund may cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               Each Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by a Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               A Fund also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Vontobel will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Temporary Defensive Positions

               When the portfolio manager of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. A portfolio manager decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

               Each Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser - Janus Capital Management LLC

               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street,

               Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

               Each Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments from its own resources to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to Vontobel Asset Management, Inc. pursuant to a subadvisory agreement between Janus Capital and Vontobel.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to these financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Funds' Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Funds' shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the following annual rates:

U.S. Value Fund

Average Daily Net Assets of
U.S. Value Fund                                                Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.96
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75

International Equity Fund

Average Daily Net Assets of
International Equity Fund                                      Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.99
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75

               Until at least [          ] (or until the next annual renewal of
               the advisory agreements), provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the [administrative services fee applicable to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A

               Shares and Class C Shares], brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                               Expense Limit
Fund Name                                                      Percentage (%)
-----------------------------------------------------------------------------
U.S. Value Fund
International Equity Fund

               [The following table shows the total dollar amounts of advisory fees paid by Vontobel U.S. Value Fund (the "U.S. Value Predecessor Fund") and Vontobel International Equity Fund (the "International Equity Predecessor Fund") before their reorganization into U.S. Value Fund and International Equity Fund, respectively, for the periods indicated. Information is based on the advisory fee rates formerly charged by the U.S. Value Predecessor Fund's and the International Equity Predecessor Fund's former investment adviser, Vontobel. -- TO BE UPDATED BY AMENDMENT]

                                       Fiscal year ended    Fiscal year ended    Fiscal year ended
                                       December 31, 2000    December 31, 2001    December 31, 2002
                                             Fees                 Fees                 Fees
                                        Payable/Waived       Payable/Waived       Payable/Waived
--------------------------------------------------------------------------------------------------
U.S. Value Predecessor Fund             $                    $
International Equity Predecessor
  Fund                                  $                    $

               Each Fund's Advisory Agreement is dated          , 2003, and will
               continue in effect until           , 2005, and thereafter from
               year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

Subadviser - Vontobel Asset Management, Inc.

               Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

               Janus Capital has entered into a subadvisory agreement (a "Subadvisory Agreement") on behalf of each Fund with Vontobel. The Subadvisory Agreements obligates Vontobel to: (i) make investment decisions on behalf of the Funds (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith.

               The Funds pay no fees directly to Vontobel as the subadviser. Under the Subadvisory Agreements, Vontobel is compensated with respect to the Funds by Janus Capital at the following annual rates:

U.S. Value Fund

Average Daily Net Assets of                                      Annual Rate
U.S. Value Fund                                                 Percentage(%)
-----------------------------------------------------------------------------
First $100 Million                                                  0.96
Increment from $100 Million to $300 Million                         0.85
Increment over $300 Million                                         0.75

International Equity Fund

Average Daily Net Assets of the                                    Annual Rate
International Equity Fund                                         Percentage(%)
---------------------------------------------------------------------------------
First $100 Million                                                      0.99
Increment from $100 Million to $300 Million                             0.85
Increment over $300 Million                                             0.75

               Each Subadvisory Agreement is dated [          , 2003]. The
               initial term of each Subadvisory Agreement will continue until
                         , 2005. Each Subadvisory Agreement is subject to
               termination by Janus Capital or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement with respect to the relevant Fund.

Approval of Investment Advisory Agreement

               [TO BE UPDATED BY AMENDMENT]

               The Funds' Advisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          , 2003]. In approving the Funds' Advisory Agreements,
               the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates. Among other things, the Trustees considered information about:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital provides to the Funds;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services; and

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Approval of Subadvisory Agreement

               [TO BE UPDATED BY AMENDMENT]

               The Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          , 2003]. In preparation for their meeting, the
               Trustees requested and reviewed a wide variety of materials, including:

               - information regarding Vontobel and its personnel and investment processes;

               - the terms of the Subadvisory Agreements;

               - the scope and quality of the services that Vontobel provides to the Funds;

               - the historical investment performance of the Funds;

               - the rate of fees paid to Vontobel by Janus Capital and by other client accounts managed by Vontobel; and

               - the procedures followed by Vontobel with respect to portfolio's brokerage and trade allocations.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND VONTOBEL

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent strategies with respect to investments or categories of investments.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that their personnel (i) at all times place first the interests of the Funds and other clients of Janus Capital; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

               Employees of Vontobel are not subject to the Janus Code of Ethics. Vontobel has adopted its own Code of Ethics ("Code") which it has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Vontobel. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Vontobel to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, unless such affiliates are substantially wholly-owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

               Vontobel acts as adviser for other mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. If a number of accounts managed by Vontobel are contemporaneously engaged in the purchase or sale of the same security, Vontobel may consolidate or bunch brokerage orders of different clients. Bunching such orders may result in administrative efficiency, lower commission rates and minimization of performance differentials between similar accounts. Vontobel does not bunch orders of proprietary or employee accounts with client accounts. Overall execution costs on bunched trades will generally be equivalent to or lower than those incurred for individually placed trades. Vontobel has adopted policies and procedures designed to assure that trade allocations take place on a reasonable and equitable basis. Vontobel's portfolio managers determine the number of shares required to be purchased or sold for each account eligible to participate in bunched trades, and place orders for the number or shares determined by the pre-trade allocation for each participating account. Vontobel's operations staff transmits allocation instructions to the executing broker in accordance with the pre-trade allocation by the end of the trade day. Each participating account will generally receive the average price for the bunched trade during the day, including commissions. If less than the total order is executed during the day, Vontobel will allocated to each account the proportion of the partially executed trade that corresponds to the account's original allocation. From time to time, Vontobel's portfolio managers may be obliged to deviate from this pre-trade allocation policy; in such cases Vontobel requires that the reason for any such deviation be noted on the trade ticket and that the trade in question be handled in the most reasonable and equitable manner permitted by the circumstances.

               Each account managed by Vontobel has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

               [To be determined] is the custodian of the domestic securities
               and cash of each Fund. [     ] is the designated Foreign Custody
               Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States.
               The Funds' Trustees have delegated to [     ] certain
               responsibilities for such assets, as permitted by Rule 17f-5.
               [     ] and the foreign subcustodians selected by it hold the
               Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               [INFORMATION ON CUSTODIAN FEE CREDITS TO BE ADDED BY AMENDMENT]

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and share-holder services for the Funds. Janus Services receives an administrative services fee [with respect to Investor Shares of each Fund at an annual rate of up to [0.10%] of the average daily net assets of Investor Shares of the Fund and with respect to Class I Shares of each Fund at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund, for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Investor Shares and Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at annual rates of [up to 0.10% of the average daily net assets of the Investor Shares attributable to their customers and] up to 0.25% of the average daily net assets of the Class I Shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services and for distribution related expenses.

               [The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the Funds.]

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Funds' transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Funds' expenses through credits against the charges of DST and its affiliates. The Funds receive the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Funds' distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at net asset value per Share of the relevant Class.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Funds for these purposes. These payments may be based upon such factors as the number or value of Funds' Shares that the financial intermediary sells; the value of client assets invested in the Funds; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE

               Vontobel places the portfolio transactions of the Funds.

               Vontobel has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Vontobel may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               It is the general policy of Vontobel to select broker-dealers that Vontobel believes will obtain the best execution for the client, taking into consideration numerous factors, including price paid or received for a security, commissions charged, financial integrity and condition of the firm, ability to consummate and clear trades in an orderly and satisfactory manner, consistent quality of service, and broad market coverage resulting in a continuous flow of information concerning bids and offers. When Vontobel buys securities directly from or sells them to a dealer, trades are made on a net basis and there is a spread, which is the equivalent of a commission.

               Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

               In addition to the factors set forth above, Vontobel may consider brokerage and research services in selecting broker/dealers, subject to Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"). These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, securities, industries or specific country markets; information on economic factors and trends, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities; assistance with portfolio strategies, performance analysis and risk measurement analysis. Furthermore, such research services may be provided in the form of access to various computer-generated data, computer software and hardware used in security analyses; portfolio performance evaluation services; technical market analyses; and meetings arranged with corporate and industry spokepersons, economists, academicians and government representatives. These services may be produced or provided by the broker-dealer or produced by a third party and provided by the broker-dealer in accordance with Section 28(e). Vontobel may pay a broker-dealer that provides brokerage and research services commissions in excess of the amount another broker-dealer might have charged for effecting the same securities transaction if Vontobel determines in good faith that the amount paid is reasonable in relation to the services provided. Some of the brokerage and research services may benefit Vontobel's clients as a whole, while others may benefit a specific segment of Vontobel's clients. Vontobel does not attempt to match a particular client's trade executions with broker-dealers that provide brokerage and research services directly benefiting such client's account.

               To the extent that Vontobel uses a particular research product or service for non-research purposes (as defined in Section 28(e)), Vontobel makes a reasonable allocation of the cost of the product or service according to its use and pays cash for that portion attributable to non-research or administrative uses.

               Vontobel currently use approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows Vontobel to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

               While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. Vontobel may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

               [During the former fiscal year ended December 31, 2002, of the brokerage commissions paid by the U.S. Value Predecessor Fund and the International Equity Predecessor Fund prior to their reorganization into U.S. Value Fund and International Equity Fund, respectively, the following amounts were paid to brokers who provided to the Predecessor Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Predecessor Funds:

                                                               Amount of         Amount of
                                                              Transactions      Commissions
-------------------------------------------------------------------------------------------
U.S. Value Predecessor Fund                                     $                 $
International Equity Predecessor Fund                           $                 $      ]

               [The Funds' Trustees have authorized Vontobel to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Vontobel may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.]

               [The following table lists the total amount of brokerage commissions paid by the U.S. Value Predecessor Fund and the International Equity Predecessor Fund prior to their reorganization into U.S. Value Fund and International Equity Fund, respectively, for the former fiscal periods ending on December 31 of each year:

               [TO BE UPDATED BY AMENDMENT]

                                                             2000       2001       2002
-----------------------------------------------------------------------------------------
U.S. Value Predecessor Fund                                $          $
International Equity Predecessor Fund                      $          $                  ]

               [No commissions or expenses were paid by the Funds to DSTS during the fiscal year ended December 31, 2002.]

TRUSTEES AND OFFICERS

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of three other registered investment companies advised by Janus Capital:
               Janus Investment Fund, Janus Aspen Series and Janus Adviser
               Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/03-Present     Formerly, President                              N/A
 100 Fillmore Street                                    (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 64                                                 of Janus Capital or Janus
                                                        Capital Corporation. Formerly,
                                                        Chairman and Director (1978-
                                                        2002) of Janus Capital
                                                        Corporation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation.
------------------------------------------------------------------------------------------------------------------------
 Sam Boyd, Jr.        Trustee          8/03- Present    Manager (since 1978) of         [  ]             Director, World
 450 Park Avenue                                        Customer Service Accounting                      Funds, Vontobel
 New York, NY                                           Division, Potomac Electric                       Funds USA and
 10022                                                  Power Company, Washington,                       Satuit Capital
 Age 62                                                 D.C.                                             Management
                                                                                                         Trust
------------------------------------------------------------------------------------------------------------------------

* The Funds will treat Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Mark B. Whiston      Trustee          5/03-Present     President, Chief Executive      [  ]             N/A
 100 Fillmore Street                                    Officer and Director Janus
 Denver, CO 80206                                       Capital Group Inc. (since
 Age 41                                                 1/1/03); President and Chief
                                                        Executive Officer, Janus
                                                        Capital Management LLC (since
                                                        9/1/02). Formerly, President
                                                        of Retail and Institutional
                                                        Services, Janus Capital
                                                        (11/00-9/02); Vice President
                                                        and Chief Marketing Officer of
                                                        Janus Capital Corporation
                                                        (Janus Capital's predecessor)
                                                        (3/91-11/00)
------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Thomas I. Florence   Trustee          5/03-Present     Consultant. Formerly,                            N/A
 280 Maple Row                                          President Morningstar
 Northfield, IL                                         Investment Services
 60093 Age 40                                           (3/00-12/02) and Managing
                                                        Director, Pilgrim Baxter &
                                                        Associates (12/96-3/00)
------------------------------------------------------------------------------------------------------------------------
 Arthur F. Lerner     Trustee          5/03-Present     Retired. Formerly, Senior Vice  [  ]             Director,
 13868 East Degas                                       President Arnhold and S.                         Sthenos Capital
 Drive                                                  Bleichroeder (investment                         (United
 Palm Beach Gardens,                                    manager) (12/69-1/03)                            Kingdom)
 FL 33410
 Age 61
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2002    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          5/03-Present     Private Investor. Formerly      [  ]             Director, Red
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Robin Gourmet
 Denver, CO 80206                                       Officer- Boston Market                           Burgers, Inc.
 Age 58                                                 Concepts, Boston Chicken Inc.,
                                                        Golden, CO (a restaurant
                                                        chain)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          5/03-Present     Professor of Business,          [  ]             Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO. (since                     and Neocore
 Age 58                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm)
------------------------------------------------------------------------------------------------------------------------
 Maureen T. Upton     Trustee          5/03-Present     Formerly, Director of Sales     [  ]             N/A
 100 Fillmore Street                                    and Marketing, Intelligent
 Denver, CO 80206                                       Markets, Inc. (3/00-3/03);
 Age 38                                                 Associate Equities Division,
                                                        Goldman Sachs & Co. (8/98-
                                                        1/00)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Thomas A. Early      Vice President and         05/03-Present              Vice President, General Counsel,
 100 Fillmore Street  General Counsel                                       Chief Corporate Affairs Officer,
 Denver, CO 80206                                                           Secretary and Interim Director of
 Age 47                                                                     Janus Capital; Vice President,
                                                                            General Counsel and Secretary of
                                                                            Janus Services LLC, Janus Capital
                                                                            International LLC and Janus
                                                                            Institutional Services LLC; Vice
                                                                            President, General Counsel and
                                                                            Director to Janus International
                                                                            (Asia) Limited and Janus
                                                                            International Limited; Vice
                                                                            President, General Counsel and
                                                                            Secretary to Janus Distributors LLC
                                                                            and the Janus Foundation; and
                                                                            Director for Janus Capital Trust
                                                                            Manager Limited and Janus World
                                                                            Funds. Formerly, Director (2001) of
                                                                            Janus Distributors, Inc. and Janus
                                                                            Services, Inc.; Vice President,
                                                                            General Counsel, Secretary and
                                                                            Director (2000-2002) of Janus
                                                                            International Holding, Inc.;
                                                                            Executive Vice President and
                                                                            General Counsel (1997-1998) of
                                                                            Prudential Investments Fund
                                                                            Management LLC.
---------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital,
 Denver, CO 80206                                                           Janus Distributors and Janus
 Age 37                                                                     Services. Formerly, Assistant Vice
                                                                            President (1997-1999) and Associate
                                                                            Counsel (1995-1999) for Janus
                                                                            Capital Corporation and Assistant
                                                                            Vice President (1998-2000) for
                                                                            Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Anita E. Falicia     Vice President, Chief      05/03-Present              Vice President of Investment
 100 Fillmore Street  Financial Officer and                                 Accounting of Janus Capital.
 Denver, CO 80206     Principal Accounting                                  Formerly, Assistant Vice President
 Age 34               Officer                                               (2000-2002) of Investment
                                                                            Accounting of Janus Capital or
                                                                            Janus Capital Corporation; Director
                                                                            (1999-2000) of Investment
                                                                            Accounting of Janus Capital
                                                                            Corporation; and Director
                                                                            (1997-1999) of Fund Accounting of
                                                                            Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and         05/03-Present              Vice President of Domestic Funds
 100 Fillmore Street  Secretary                                             and Assistant General Counsel to
 Denver, CO 80206                                                           Janus Capital, Janus Distributors
 Age 37                                                                     and Janus Services. Formerly,
                                                                            Assistant Vice President
                                                                            (1997-1999) of Janus Capital
                                                                            Corporation; Chief Compliance
                                                                            Officer, Director and President
                                                                            (1997-1999) of Janus Distributors,
                                                                            Inc.; and Assistant Vice President
                                                                            (1998-2000) of Janus Service
                                                                            Corporation.
---------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   05/03-Present              Vice President and Chief Compliance
 100 Fillmore Street  Compliance Officer                                    Officer of Janus Capital and Janus
 Denver, CO 80206                                                           Distributors LLC; and Assistant
 Age 45                                                                     Vice President of Janus Services
                                                                            LLC. Formerly, Senior Vice
                                                                            President and Director (1985-2000)
                                                                            of Mutual Fund Compliance for Van
                                                                            Kampen Funds.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2002                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Loren M. Starr       President and Chief        05/03-Present              Vice President of Finance,
 100 Fillmore Street  Executive Officer                                     Treasurer, Chief Financial Officer
 Denver, CO 80206                                                           and Interim Director of Janus
 Age 41                                                                     Capital; Vice President of Finance,
                                                                            Treasurer and Chief Financial
                                                                            Officer of Janus Services, Janus
                                                                            Distributors, Janus Capital
                                                                            International LLC, Janus
                                                                            Institutional Services LLC and
                                                                            Janus International Limited; and
                                                                            Director of Janus Capital Trust
                                                                            Manager Limited, Janus World
                                                                            Principal Protected Funds and Janus
                                                                            World Funds. Formerly, Vice
                                                                            President of Finance, Treasurer,
                                                                            Chief Financial Officer (2001-2002)
                                                                            and Director (2002) for Janus
                                                                            International Holding, Inc.;
                                                                            Managing Director, Treasurer and
                                                                            Head of Corporate Finance and
                                                                            Reporting (1998-2001) for Putnam
                                                                            Investments; and Senior Vice
                                                                            President of Financial Planning and
                                                                            Analysis (1996-1998) for Lehman
                                                                            Brothers, Inc.
---------------------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital
 Denver, CO 80206                                                           and Janus Services. Formerly, Vice
 Age 35                                                                     President and Senior Legal Counsel
                                                                            (1995-1999) for Stein Roe &
                                                                            Farnham, Inc.
---------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has three standing committees that each perform specialized functions: an Audit Committee, a Nominating and Governance Committee and a Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee functions is provided in the following table:

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting
 COMMITTEE    process, the system of internal
              control, the audit process, and the
              Funds' process for monitoring
              compliance with investment
              restrictions and applicable laws
              and the Funds' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends
 AND          individuals for Trustee membership,
 GOVERNANCE   consults with Management in
 COMMITTEE    planning Trustee meetings, and
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Funds.
----------------------------------------------------------------------------------------
 PRICING      Determines fair values of
 COMMITTEE    restricted securities and other
              securities for which market
              quotations are not readily
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. [As of December 31, 2002, none of the Trustees owned Shares of the Funds described in this SAI as the Funds did not commence operations
               until           .]     [TO BE UPDATED BY AMENDMENT]


--------------------------------------------------------------------
                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                   SECURITIES IN ALL REGISTERED
                                   INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE                   TRUSTEE IN JANUS FUNDS
--------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------
--------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------
--------------------------------------------------------------------
--------------------------------------------------------------------
--------------------------------------------------------------------
--------------------------------------------------------------------

               As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or other Janus Funds.

                                                Aggregate Compensation    Aggregate Compensation
                                                  from the Funds for     from the Janus Funds for
                                                  fiscal year ended         calendar year ended
Name of Person, Position                         February 29, 2004(1)        December 31, 2002
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  Thomas H. Bailey                                     $     0                   $      0
  Sam Boyd, Jr.(4)                                     $     0                   $      0
  Mark B. Whiston(4)                                   $     0                   $      0
INDEPENDENT TRUSTEES
  Thomas I. Florence(4)                                $45,000                   $      0
  Arthur F. Lerner(4)                                  $45,000                   $      0
  Dennis B. Mullen                                     $45,000                   $183,667
  James T. Rothe                                       $45,000                   $176,667
  Maureen T. Upton(4)                                  $45,000                   $      0

(1) Since the Funds had not commenced operations as of February 28, 2003, no fees were paid during this fiscal year. The aggregate compensation from the Funds is estimated for the period ended February 29, 2004 and for the Funds' first full year March 1, 2004 through February 28, 2005 as follows:
     Thomas I. Florence $50,000; Arthur F. Lerner $50,000; Dennis B. Mullen $50,000; James T. Rothe $50,000; and Maureen T. Upton $50,000.
(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
(4)  Messrs. Boyd, Whiston, Florence, Lerner and Ms. Upton were appointed as
     Trustees of the Trust on May   , 2003 and did not serve as Trustees of any
     Janus Funds prior to this date. Therefore they did not receive any
     compensation from the Janus Funds prior to         .

SHARES OF THE TRUST

Net Asset Value Determination

               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each class of each Fund is not determined on days the NYSE is closed. The per share NAV of Shares of each class of each Fund is determined by dividing the total value of the Fund's securities and other assets attributable to that class, less liabilities, by the total number of shares outstanding. Valuations of securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or other information obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized broker-dealers. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

Purchases

               Investor Shares of each Fund may be purchased directly. The Shareholder's Manual section of the Funds' Investor Shares Prospectus contains detailed information about the purchase of shares.

               Class I Shares, Class A Shares and Class C Shares of each Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer all four classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order, provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Class I Shares, Class A Shares or Class C Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in Shares of the Funds.

               In order to receive a day's price, your order for any class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination."

Investor Shares and Class I Shares

               Investor Shares and Class I Shares are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Class A Shares

               CLASS A SHARES SALES CHARGE
               The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth below. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the

               Trust's distributor, as shown in the table below, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary.

                                                    Sales Charge as a    Amount of Sales Charge Reallowed
                                                      Percentage of      to Financial Intermediaries as a
                                                     Offering Price*       Percentage of Offering Price
        Amount of Purchase at Offering Price        -----------------    --------------------------------
  Under $50,000                                           5.75%                        5.00%
  $50,000 but under $100,000                              4.50%                        3.75%
  $100,000 but under $250,000                             3.50%                        2.75%
  $250,000 but under $500,000                             2.50%                        2.00%
  $500,000 but under $1,000,000                           2.00%                        1.60%
  $1,000,000 and above                                    None**                       None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.

               CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

               If you are making a large purchase, there are several ways you can combine multiple purchases of Class A Shares in the Funds and other Janus funds that are offered within a sale charge to take advantage of lower sales charges. These are described below.

               RIGHT OF ACCUMULATION. Investors may purchase Class A shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A Shares of the Fund and of other Janus funds that are offered with a sales charge (as currently listed under "Exchanges" in the Prospectus for Class I, Class A and Class C Shares) then held by such investor and applying the sales charge applicable to such aggregate. In order to obtain such discount, the investor must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

               LETTER OF INTENT. An investor may obtain a reduced sales charge by signing a Letter of Intent indicating the investor's intention to purchase Class A Shares of $50,000 or more aggregating investments over a 13 month period. The investor must refer to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) [all Class A Shares of the Funds and other Janus funds offered with a sales charge acquired during the term of the Letter] plus (ii) the value of all Class A Shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your financial intermediary to obtain a Letter of Intent application.

Class C Shares

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Funds' distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

Investor Shares

               REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Funds' shares are reinvested automatically in additional shares of the Funds at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               INVESTOR SHARES, CLASS I SHARES AND CLASS A SHARES
               Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for each of Investor Shares, Class I Shares and Class A Shares (the "Investor Shares Plan", "Class I Plan" and the "Class A Plan", respectively), Investor Shares, Class I and Class A Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares, Class I Shares or Class A Shares of the Fund. Under the terms of the Investor Shares Plan, Class I Plan and the Class A Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Investor Shares, Class I Shares or Class A Shares by such service providers. The Investor Shares Plan, Class I Plan and the Class A Plan are compensation type plans that permit the payment at an annual rate of up to 0.25% of the average daily net assets of Investor Shares, Class I Shares or Class A Shares of a Fund for activities which are primarily intended to result in sales of Investor Shares, Class I Shares or Class A Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Investor Shares Plan, Class I Plan or the Class A Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               CLASS C SHARES
               Under a distribution plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of each Fund pay Janus Distributors, the Funds' distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities, such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to each Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, each Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding Shares of the relevant class of that Fund or by vote of a majority of the 12b-1 Trustees.

               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C and Class A Shares.

Redemptions

               Redemptions of Investor Shares may be effected directly with the Funds. Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Investor Shares Prospectus.

               Redemptions of Class I Shares, Class A Shares and Class C Shares, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires a Fund to sell Shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If Shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Funds - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               INVESTOR SHARES AND CLASS I SHARES
               A redemption fee of 1.00% will be deducted with respect to Investor Shares and Class I Shares of International Equity Fund redeemed within three months of purchase, unless waived, as discussed in the respective Prospectus.

               CLASS C SHARES AND CLASS A SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived as discussed in the Prospectus. A CDSC of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase, unless waived as discussed in the Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares or Class A Shares redeemed.

INVESTOR SHARES SHAREHOLDER ACCOUNTS

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Investor Shares Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

               ONLINE AND TELEPHONE TRANSACTIONS
               As stated in the Investor Shares Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               SYSTEMATIC REDEMPTIONS
               As stated in the Shareholder's Manual section of the Investor Shares Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Funds' portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

               TAX-DEFERRED ACCOUNTS
               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprie-

               tors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax advisor or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

               It is a policy of the Funds to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended, as defined by the Code, are normally declared and payable to shareholders in December. Each Fund declares and makes annual distributions of income (if any). Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code.

               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

               Each Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed. Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS

Investor Shares

               [TO BE UPDATED BY AMENDMENT]

               Officers and Trustees as a group own less than [1%] of the outstanding Investor Shares of each Fund. As of [date no more than 30 days prior to filing of the registration statement], 2003, the percentage ownership of each entity owning more than 5% of the outstanding Investor Shares of each Fund is listed below:

               [TO BE UPDATED BY AMENDMENT]

Fund                               Shareholder and Address of Record   Percentage Ownership
-------------------------------------------------------------------------------------------
U.S. Value Fund                    Charles Schwab Reinvestment,              [    ]
                                   101 Montgomery Street,
                                   San Francisco, CA 94104
                                   Bank Vontobel AG and its                  [    ]
                                   affiliates,
                                   Bahnhofstrasse #3 CH-8022 Zurich,
                                   Switzerland
International Equity Fund          Charles Schwab Reinvestment,              [    ]
                                   101 Montgomery Street,
                                   San Francisco, CA 94104
                                   Bank Vontobel AG and its                  [    ]
                                   affiliates,
                                   Bahnhofstrasse #3 CH-8022 Zurich,
                                   Switzerland
                                   NFSC for the benefit of EAMCO,            [    ]
                                   P.O. Box 96211, Washington, D.C.
                                   20090-6211

               This ownership is by nominee only and does not represent beneficial ownership of such shares.

Class I Shares, Class A Shares and Class C Shares

               [TO BE UPDATED BY AMENDMENT]

               As of [date no more than 30 days prior to filing of the registration statement], 2003, all of the outstanding Class I Shares, Class A

               Shares and Class C Shares of each Fund were owned by           ,
               which provided seed capital for the Funds. To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Class I Shares, Class A Shares or Class C Shares of
               either of the Funds as of           , 2003.

MISCELLANEOUS INFORMATION

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 2, 2003. As of the date of this SAI, the Trust is offering two series of Shares, known as "Funds," each of which consists of four classes of shares. Additional series and/or classes may be created from time to time.

               The Funds were formed from the reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund (Class A Shares and Class C Shares) of Vontobel Funds, Inc. into U.S. Value Fund and International Equity Fund of Janus Adviser, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares without a sales charge received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares with a sales charge received Class A Shares, and existing Vontobel Class C shareholders received Class C Shares of the corresponding Fund(s). Vontobel U.S. Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. As soon as practicable following the reorganization, the Funds will change their fiscal year end to the last day of February.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

Shares of the Trust

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer four classes of Shares. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets" and through retirement plans. Class I Shares, Class A Shares and Class C Shares are offered only through certain retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

Shareholder Meetings

               The Trust does not intend to hold annual or regular shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes. A shareholder is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each Share owned by the shareholder (the number of Shares owned times net asset value per Share) on any matter on which such shareholder is entitled to vote.

               Under the Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon the written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting.

Voting Rights

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               [The present Trustees were elected at a meeting of shareholders
               held on           , 2003.] Under the Trust Instrument, each
               Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Shareholders have the power to vote to elect or remove Trustees, to amend the Trust Instrument and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees. Shares of all Funds have noncumulative voting rights, which means that the holders of more than 50% of the Shares of all Funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees.

Independent Accountants

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

Registration Statement

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; [(2) average annual total return after taxes on distributions;] and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               It is currently contemplated that the Funds will participate in a tax-free reorganization of Vontobel U.S. Value Fund and Vontobel International Equity Fund into U.S. Value Fund and International Equity Fund, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares without a sales charge will receive Investor Class shares, existing Vontobel Class A shareholders who purchased their shares with a sales charge will receive Class A Shares, and existing Vontobel Class C shareholders will receive Class C Shares of the corresponding Fund(s). The reorganization is subject to approval by the shareholders of Vontobel U.S. Value Fund and Vontobel International Equity Fund, and is expected to become effective on
               or about September   , 2003. The Funds will not commence
               operations until the effective date of the reorganization.

Investor Shares

               U.S. Value Fund commenced operations on September   , 2003, after
               the reorganization of Vontobel U.S. Value Fund (the "U.S. Value Predecessor Fund") into the Fund. The performance shown below for Investor Shares reflects the historical performance of Class A Shares of the U.S. Value Predecessor Fund prior to the Fund's commencement date. U.S. Value Fund's Investor Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of U.S. Value Predecessor Fund.

               International Equity Fund commenced operations on September   ,
               2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The performance shown below for Investor Shares reflects the historical performance of Class A Shares of the International Equity Predecessor Fund prior to the Fund's commencement date. International Equity Fund's Investor Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of International Equity Predecessor Fund.

               Prior to June   , 2002, Class A Shares of the Predecessor Funds
               were sold without a front-end sales load. Accordingly, these performance numbers do not [fully] reflect the impact of the front-end sales load applicable to Class A Shares of the Predecessor Funds. The average annual total return (before taxes) of the Funds' Investor Shares (computed to include the returns of the Predecessor Funds prior to the reorganization) for the period or years indicated would be:

                                                               Average Annual Total Return (Before Taxes)
                                                        ---------------------------------------------------------
                                                          One Year      Five Year       Ten Year
                                            Number      Period Ended   Period Ended   Period Ended
                       Inception Date of   of Months    December 31,   December 31,   December 31,
Fund                   Predecessor Fund   in Lifetime       2002           2002           2002       Life of Fund
-----------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND -
  INVESTOR SHARES      March 30, 1990        [53]
INTERNATIONAL EQUITY
  FUND - INVESTOR
  SHARES               July 6, 1990          [  ]

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on
               distributions of each Fund, computed as of [          ,] 2003, is
               shown in the table below.

                          [TO BE UPDATED BY AMENDMENT]

                                                                                Average Annual Return
                                                                            (After Taxes on Distributions)
                                                                                                      Life of
                                                                                                       Fund
                                                           Number                                   (including
                                     Inception Date of    of Months      One       Five      Ten    Predecessor
Fund Name                            Predecessor Fund    in Lifetime     Year      Years    Years      Fund)
---------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND - INVESTOR
 SHARES                               March 30, 1990
INTERNATIONAL EQUITY FUND -
 INVESTOR SHARES                      July 6, 1990

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Funds,
               computed as of [          ], 2003, is shown in the table below.

                                                           Average Annual Total Return (After Taxes on
                                                                 Distributions and Redemptions)
                                                          ---------------------------------------------
                                                            One Year        Five Year       Ten Year
                                              Number      Period Ended    Period Ended    Period Ended
                                             of Months    December 31,    December 31,    December 31,
Fund                        Inception Date  in Lifetime       2002            2002            2002
-------------------------------------------------------------------------------------------------------
U.S. VALUE FUND - INVESTOR
  SHARES                    March 30, 1990     [53]
INTERNATIONAL EQUITY
  FUND - INVESTOR SHARES    July 6, 1990       [  ]

CLASS I SHARES

               U.S. VALUE FUND
               The performance shown below for Class I Shares reflects the historical performance of Class A Shares of the U.S. Value Predecessor Fund prior to the Fund's commencement date, restated based on U.S. Value Fund's Class I Shares' higher estimated fees and expenses (ignoring any fee and expense limitations).

               INTERNATIONAL EQUITY FUND
               The performance shown below for Class I Shares reflects the historical performance of Class A Shares of the International Equity Predecessor Fund prior to the Fund's commencement date. International Equity Fund's Class I Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of International Equity Predecessor Fund.

               The average annual total return (before taxes) of the Funds' Class I Shares (computed to include the returns of the Predecessor

               Funds prior to the reorganization) for the period or years indicated would be:

                          [TO BE UPDATED BY AMENDMENT]

                                                                   Average Annual Total Return (Before Taxes)
                                                     Number                                     Life of Fund
                             Inception Date of      of Months      One       Five      Ten       (including
Fund Name                   the Predecessor Fund   in Lifetime     Year      Years    Years   Predecessor Fund)
---------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class I
  Shares                     March 30, 1990
International Equity
  Fund - Class I Shares      July 6, 1990

CLASS A SHARES

               U.S. VALUE FUND
               The performance shown below for Class A Shares reflects the historical performance of Class A Shares of the U.S. Value Predecessor Fund prior to the Fund's commencement date. U.S. Value Fund's Class A Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of U.S. Value Predecessor Fund.

               INTERNATIONAL EQUITY FUND
               The performance shown below for Class A Shares reflects the historical performance of Class A Shares of the International Equity Predecessor Fund prior to the Fund's commencement date. International Equity Fund's Class A Shares' estimated operating expenses are lower than the operating expenses of Class A Shares of International Equity Predecessor Fund.

               The average annual return before taxes assumes that (1) the maximum permitted initial sales load is deducted from the initial $1,000 payment; (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, if applicable, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class A Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, if applicable, is shown in the table below.

                          [TO BE UPDATED BY AMENDMENT]

                                                                 Average Annual Total Return (Before Taxes)
                                                   Number                                     Life of Fund
                             Inception Date of    of Months      One       Five      Ten       (including
Fund Name                    Predecessor Fund    in Lifetime     Year      Years    Years   Predecessor Fund)
-------------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class A
  Shares                     March 30, 1990
International Equity Fund -
  Class A Shares             July 6, 1990

CLASS C SHARES

               U.S. VALUE FUND
               The performance shown on the following page for Class C Shares reflects the historical performance of Class A Shares of the U.S. Value Predecessor Fund prior to the Fund's commencement date, restated based on U.S. Value Fund's Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations).

               INTERNATIONAL EQUITY FUND
               The performance shown for Class C Shares reflects the historical performance of Class A Shares of the International Equity Predecessor Fund prior to the Fund's commencement date, restated based on International Equity Fund's Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations).

               The average annual return before taxes assumes that (1) the maximum permitted initial sales load is deducted from the initial $1,000 payment; (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares (computed to include the returns of the Predecessor Funds prior to the reorganization) is shown in the table below.

                          [TO BE UPDATED BY AMENDMENT]

                                                              Average Annual Total Return (Before Taxes)
                                                Number                                     Life of Fund
                               Inception       of Months      One       Five      Ten       (including
Fund Name                       Date(1)       in Lifetime     Year      Years    Years   Predecessor Fund)
----------------------------------------------------------------------------------------------------------
U.S. Value Fund - Class C
  Shares                     March 30, 1990
International Equity Fund -
  Class C Shares             July 6, 1990

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index [add additional applicable indices]. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF VONTOBEL U.S. VALUE FUND AND VONTOBEL INTERNATIONAL EQUITY FUND

               [TO BE UPDATED BY AMENDMENT -- LIST OF FINANCIAL STATEMENTS TO BE INCORPORATED BY REFERENCE]

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although [Vontobel] considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB -- lowest degree of
                                          speculation; C -- the highest degree
                                          of speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                  (JANUS LOGO)

                                       www.janus.com

                                       100 Fillmore Street
                                       Denver, Colorado 80206-4928
                                       1-800-525-0020

Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD 1500 Forest Avenue, Suite 223 Richmond, Virginia 23229 Telephone (800) 527-9500










                          Annual Report to Shareholders
                                December 31, 2002



                            Vontobel U.S. Value Fund
                       Vontobel International Equity Fund
                      Vontobel Eastern European Equity Fund



                         Series of Vontobel Funds, Inc.
                                 (the "Company")
                          A "Series" Investment Company

VONTOBEL U.S. VALUE FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

The Vontobel US Value Fund declined 2.2 percent in 2002, and that seems great compared to the 22.1 percent decline in the S&P 500, but there's nothing great about losing a small amount of money. A loss is a loss, and in our minds, there is no such thing as a small loss. Our principal investment objective over any reasonable period of time (three to five years) is to obtain a "satisfactory" rate of return above the risk-free rate (the 10 year bond). We say "satisfactory" and can not be more specific, because we never know how stocks will be priced in the short-run and what kinds of opportunities "Mr. Market" will afford us. Of course, in any short period of time, as in calendar year 2002 or 1999 or 1991, the value that we believe is inherent in our portfolio may not be fully realized and we can indeed suffer a negative return, despite practicing an investment approach that emphasizes preservation of capital and absolute returns above the risk-free rate.

Although we cannot control in the short-term what "Mr. Market" will do to the prices of our equities, we can continuously monitor our companies to make sure that they are the superior, more reliable businesses that we supposed them to be at the time of purchase and we do not have to sell until we think the fair value of our portfolio is realized. So, despite the fact that when the clock struck midnight on December 31, 2002, our portfolio had registered a 2.2 percent decline for the calendar year 2002. The good news is that:

     (1)  we did not sell the entire portfolio to realize a 2.2 percent loss

     (2) we believe that all of the businesses and companies in our portfolio are doing reasonably well and will continue to grow in value in the future and

     (3) because generally the value of our companies' businesses grew last year even while the prices of the stocks declined.

We believe that our portfolio today is significantly undervalued and in fact are quite bullish about the prospects of making money with our current holdings on the grounds that eventually "Mr. Market" might agree with our assessments and mark our portfolio up accordingly. As a matter of fact, although it has become quite popular today to speak of prospective annualized investment returns for the US equity market for the next several years to be in the mid-single digit range (6-9 percent), with our concentrated portfolio of about 25 stocks, the US Value Fund almost never looks anything like the US equity market and we believe if we are realistic in our appraisal of the fair values of our companies and if we have done our job well and indeed chosen "superior" businesses that the prospective rate of return on the US Value Fund today is very attractive and may far exceed the consensus expectations for the US equity market as a whole. Further to this point, your portfolio manager has put his conviction into action by recently further increasing his personal holdings in the fund and additionally, individual equities within the Fund. Make no mistake about it: we are bullish about the return potential of the Fund.

Although the popular press has sufficiently rehashed the dismal year that 2002 was, it is worth noting that every market sector in the S&P 500 declined. Only 131 of 500 stocks in the S&P increased. Stock picking mattered in 2002, unlike the late 1990's when a rising speculative tide lifted all boats and a simple index could beat most managers. As you know, in the last three years, the S&P 500 has declined 14.6 percent; thereby surpassing the pain inflicted by the last major bear market in 1973-74. No question, times have been bad. Although we were not immune to errors and disappointments in 2002, I take some relative comfort in noting that during this horrible bear market of 2000, 2001 and 2002 when the S&P 500 annualized at a negative 14.6 percent per year, the US Value Fund compounded at a positive 10.9 percent rate per year.

As we enter 2003, several fund investors have expressed concern that given the huge outperformance of our fund and value managers in general during the last three years that perhaps now may be the time to switch to out-of-favor growth stocks and growth funds. We would be the first to admit that last year's 20 percent out performance risks making us look smarter than we really are, and would not be surprised at all if our degree of relative outperformance narrowed in 2003 or even if we were to under-perform. Anything is possible in the artificially brief 12 month calendar year and our focus is on the longer term operating virtues of companies, not on the short-term pricing of stocks by "Mr. Market".

We received several phone calls from nervous clients with much shorter "investment" time horizons wondering what had gone wrong and demanded an explanation. Regarding these nervous Nellies who are of the mindset to switch from one fund to another to capture today's investment trends, or those who are considering switching from what may be more "defensive" value funds that have held up best in this bear market to possibly more "aggressive" tech and growth funds to capture what they believe will surely be the inevitable eventual resurgence in technology stocks and economic growth, we would make these observations. First, we don't believe there is a meaningful difference between a "growth" stock and a "value" stock and we believe the alleged difference between "growth" investing and "value" investing is greatly exaggerated and oversimplified in the marketplace. Every stock is worth the present value of future cash flows that can be derived from the equity for the duration of its life, and all rational investors want to buy something for less than what they think it is fundamentally worth. In this respect, all true investors are value investors. Maybe a more useful distinction can be made between investing based on fundamentals and trend following based on momentum (buying what is currently doing well). Second, our hats go off to any investor who is so smart that he or she can consistently switch from "growth" to "value" to "growth", etc. to capture what tomorrow's market cycle will bring. We don't know anybody who can do this, and based on the evidence that so many people got caught with their pants down at the peak of the last tech bubble in 1999 and failed to "switch out" at the top, we doubt there really are many such adept players. Third, as everyone has learned from Vodafone*, Vivendi*, Tyco* and others, growth for growth sake is of no value to the shareholder. It must be profitable growth, and profitable growth can sometimes be found in the most unlikely places. Take Cincinnati Financial* (CINF), for example, a Midwestern property and casualty insurer that we happen to own. Since, 1986, CINF has grown its book value by
17.6 percent per year -- pretty "growth like" for a conservative, well-run, old economy business. As it happens, CINF is selling pretty close to book value in the market today which suggests that if the past is prologue, one might expect some nice capital appreciation from here, i.e. growth from a value stock. Last, as noted above, we really do like the businesses in our current portfolio and believe our portfolio is already significantly undervalued, regardless of whether capital spending and the economy boom next year or not.

Investment styles as defined by the marketplace will always go in and out of favor, but our intent is to remain firmly implanted with the same sensible fundamental approach that has served us so well for over a decade. We wish all of our readers a healthy, prosperous, enjoyable year! Good luck to everyone!


Edwin Walczak
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL U.S. VALUE FUND VS. S&P 500*

DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
03/30/90        $ 9,425                 $10,000
12/31/90        $ 8,493                 $ 9,990
12/31/91        $11,675                 $13,034
12/31/92        $13,560                 $14,027
12/31/93        $14,375                 $15,440
12/31/94        $14,461                 $15,644
12/31/95        $20,300                 $21,523
12/31/96        $24,666                 $26,465
12/31/97        $33,151                 $35,295
12/31/98        $38,026                 $45,377
12/31/99        $32,675                 $54,924
12/31/00        $44,169                 $49,924
12/31/01        $45,531                 $43,989
12/31/02        $44,530                 $34,269

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* The Standard & Poor's 500 Index (the "S&P 500") is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in US$. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.


        Average Annual Total Returns for Periods ended December 31, 2002

          1 Year          5 Years        10 Years       Since inception
          ------          -------        --------       ---------------
                                                           03/30/90

          (7.82%)           4.83%          11.96%             12.42%

        Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                            Vontobel U.S. Value Fund
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 2002


Number
of
Shares      Security Description                              Market Value
-------     --------------------                              ------------
            Common Stock:                          100.46%

            Banking:                                10.72%
 57,600     Corus Bankshares Inc.                              $ 2,514,816
 47,100     Golden West Financial Services                       3,382,251
 85,200     State Street Corp                                    3,322,800
 61,000     Wells Fargo & Company                                2,859,070
                                                               -----------
                                                                12,078,937

            Diversified Financial Services:         16.47%
 49,500     American Express                                     1,749,825
129,374     Federal National Mortgage Association                8,322,629
143,600     Federal Home Loan Mortgage Association               8,479,580
                                                               -----------
                                                                18,552,034

            Food-Retail:                             2.54%
122,500     Safeway Inc.                                         2,861,600
                                                               -----------

            Health Care Facilities:                  2.85%
 71,400     Universal Health Svcs Inc Cl B                       3,220,140
                                                               -----------

            Insurance-Diversified:                   6.77%
131,900     American International Group                         7,630,415
                                                               -----------

            Life & Health Insurance:                 2.67%
 82,200     Torchmark Corp.                                      3,002,766
                                                               -----------

            Metal Fabrication/Hardware:              1.87%
134,000     Watts Industries "A"                                 2,109,160
                                                               -----------

            Media:                                   6.47%
 48,200     Gannett Co., Inc.                                    3,460,760
 60,600     Knight-Ridder, Inc.                                  3,832,950
                                                               -----------

                                                                 7,293,710

Number
of
Shares      Security Description                              Market Value
-------     --------------------                              ------------
            Medical:                               2.25%
141,300     Health Mgmt. Assoc. Inc. New Cl A                  $ 2,529,270
                                                               -----------

            Multiline Insurance:                  22.22%
    209     Berkshire Hathaway, Inc.*  "A"                      15,204,750
 47,800     Markel Corp.*                                        9,822,900
                                                               -----------
                                                                25,027,650
            Property/Casualty Insurance:          14.49%
 98,800     The Chubb Corp.                                      5,157,360
164,500     Cincinnati Financial Corp.                           6,176,975
 65,900     IPC Holdings, Ltd                                    2,078,486
103,825     Old Republic International Corp.                     2,907,100
                                                               -----------
                                                                16,319,921
            Retail:                                7.37%
 53,500     Liz Claiborne Inc.                                   1,586,275
 54,000     Polo Ralph Lauren Corp Cl A                          1,175,040
102,100     Tiffany & Co                                         2,441,211
158,700     TJX Companies Inc.                                   3,097,824
                                                               -----------
                                                                 8,300,350
            Specialty Insurance:                   3.77%
113,000     Mercury General Corp.                                4,246,540
                                                               -----------

            Total Investments:
            (Cost: $107,451,453)**               100.46%       113,172,493
            Liabilities, net of other assets      (0.46%)         (515,402)
                                                 -------      ------------
            Net Assets                           100.00%      $112,657,091
                                                 =======      ============

* Non-income producing

**Cost for Federal income tax purposes is $107,451,453 and net unrealized appreciation consists of:


            Gross unrealized appreciation                      $9,291,660
            Gross unrealized depreciation                      (3,570,620)
                                                               ----------
            Net unrealized appreciation                        $5,721,040


See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

As we wrap up the year 2002, we are also hopefully wrapping up what many are characterizing as the most severe bear market since the Great Depression. In order to best sum up the year from a general perspective, it is perhaps best to recap the many landmines that have littered the investment landscape over the past year in order to put the market performance into perspective. In sum, 2002 was a year of: Weak global economic growth, corporate scandals, bankruptcies, profit warnings, dividend cuts, asbestos litigation, tremendous volatility, the forced selling of equities, deflation, an oil crisis in Venezuela, and the pending conflict in the Middle East. Clearly, the waters have been rocky for investors and no matter how high the quality of the portfolio, the boat is bound to sway from time to time due to the oncoming tide. The good news though is, ultimately, that most of these issues have now been addressed to some degree and that we are also currently experiencing one of the loosest periods of monetary policy in US history. Corporate managers have aggressively attacked their cost bases and debt loads. Elliot Spitzer has taken up the battle against inequity in the financial markets. Sir Allen Greenspan has been busy pumping liquidity into the financial system, and investors have been slowly correcting the valuation bubbles of the bull market excess.

Please don't let the preceding paragraph lead you astray however, because as truly disciplined investors our decisions are not driven by a macro-economic view of the world in which we are operating. For us, 2002 was a year in which we were able to comb the carnage of the fallen corporate angels and find a number of companies that are truly great businesses selling for well below their intrinsic worth. Looking forward, as we stand and stare into the abyss that is 2003, we can only make one prediction: we will strictly adhere to our disciplined investment style through all market conditions. Essentially, the same tools that we utilized in 2002 will also bear the fruit of absolute returns that we hope to harvest in 2003.

Not much has changed in the portfolio during the fourth quarter, as one should have expected. The International Fund was up 5.1 percent compared to the Morgan Stanley Capital International's Europe, Australasia and Far East (MSCI EAFE) Index which was up 6.5 percent for the same period. Thus, we gave back some of the ground that we gained over the year, which is but natural as the index is full of names which are down very significantly and were due for a dead cat bounce! For the full year we were down 7.9 percent hile the average fund was down 16.6 percent. The index was down 15.9 percent. Thus on a relative basis we had the best year in the last decade! That landed us in the top 8 percent of all International Funds for the year. This is a small consolation to us however, as we were still down for the year, and flat since early February 2002.

Essentially, what contributed to the relative out-performance in 2002 was our large overweight in consumer staples. It is important to reiterate that this overweight was not a macroeconomic decision, it was purely the byproduct of the sector containing a disproportionate number of undervalued great businesses that we seek to own. Names like BATS, Cadbury, Diageo, Heineken, Nestle, Swedish Match, and Reckitt Benckiser all sharply outperformed the market. Looking at it another way, our out-performance was also a byproduct of the low quality companies that we refused to own. This is a perfect example of an old adage that we frequently use at Vontobel which is; "It's not what you don't own that will kill you, it's what you own." This mantra points to most stocks in the informational technology sector where we own no companies because we find it nearly impossible to identify their long-term competitive advantages and to gauge the sustainability of their franchises. The IT sector alone comprised roughly 8 percent of the EAFE index, and was down nearly 40 percent for the year. An almost equally difficult area that we have combed to find names has been the telecommunications sector, which represents roughly 8 percent of the index and was down nearly 24 percent for the year. In telecommunication services we maintained a severe underweight. Again, not because of a macroeconomic view, but rather because we just couldn't get a good enough handle on those businesses to be comfortable enough to invest in them.

So much for pounding our chests! What is the ground reality now? On a regional basis we still have difficulty finding names in continental Europe. The missing element is as much stock valuation as it is the quality hurdle which we are always concerned with. Amongst the numerous companies that we have looked at over the last 3-6 months are Essilor, Fortis, Geest, Danone, and Ekornes. All of them have a "track record" of solid historical performance but we really question the sustainability thereof. In addition, the growth rates that the stocks are discounting in today's market quotations are simply dubious to us. Other names like Henkel, Wella and Beiresdorf in Germany, Hermes and Air Liquide in France, meet our quality hurdle. However, they are at this time a little too pricey for our taste. The net result is that we are struggling to find buyable businesses in Germany. Similarly, we own just one position respectively in France and in Italy. To reiterate, this is not a reflection of any top-down concerns or anything like that. We remain agnostic as to the macro-economic concerns in Germany or France. It is simply a quality issue that we struggle with. Spain, Switzerland, and the Netherlands constitute the bulk of our European exposure outside of the UK and Ireland.

All the chronicled problems in Europe do not perturb us for one minute. From our vantage point we continue to find great value in a slew of names which ultimately afford us a nice sized investable universe to cherry pick from. It is fascinating that the high quality names we own are selling at both extremely low absolute and relative price to earnings (P/E) multiples. This phenomenon is even more surprising when one considers at what point of the economic cycle we find ourselves. As an example, Lindt in Switzerland is trading at 16x this year's expected earnings. Lindt is one of the new additions from the year's final quarter because the stock came into our buying range. Earnings are growing at double digits due to a 5-6 percent increase in sales fueled by store openings in the US and inherent growth in the premium chocolate market. The business is extremely well-positioned to deliver double-digit earnings growth almost irrespective of the economic scenario. Lindt keeps ramping up their retail outlets in the US along with improving margins due to better asset utilization and pricing power. This business has been around for nearly 150 years. During the last fifteen years it has grown at 13 percent annually at the operating level, with a double-digit return on equity (ROE) in each and every year. The P/E multiple has fallen from nearly 23x in 1988 to 16x now. If they were to deliver 10 percent growth for the next five years, we believe the business is worth nearly CHF 1,100 per share compared to the current price of CHF 780. Coming out of the last recession in 1991-92 the stock traded at around 20-22x earnings and at a significant premium to the European and Swiss markets respectively. Although we do not value the businesses we are interested in from a relative perspective but on an absolute basis, this anomaly reflects the general level of pessimism investors have about overall market prospects.

Some of the more cyclical businesses we have looked at lately includes Nokia. In general, we found that most are discounting rather optimistic growth rates going forward. Nokia, for example, is discounting nearly 15 percent growth when one normalizes operating margins to 15 percent. Their average margins have been 12 percent over the last 10 years. Needless to say that the wireless industry has much worse prospects today than it did 10 years ago! In addition, we have come across eight white goods manufacturing firms in China which have shifted to producing handsets for the domestic market and are selling them under their own brand names. When a company which had been manufacturing dishwashers and washing machines moves to start manufacturing mobile handset units, it definitely is a maturing industry in our eyes! As usual, we believe investors are still looking in the rear view mirror. It is for this reason that we see no cause to revisit names like Alcatel, Ericsson, Siemens, STM Micro, and ASML. It is certain that stocks like these will inevitably bounce whenever investors get excited about macro economic prospects. We know that in these circumstances we are likely to trail in any ensuing rally, because our strict discipline precludes us from buying any of these names. Such is life!

One business with more cyclicality than generally wets our investment appetites is Signet (UK). The company is generating double-digit operating margins and a nearly 20 percent ROE. It is one of the largest specialty jewelry retailers in the world and a dominant player in a highly fragmented market. With two basic store types each with strong organic growth prospects, the company should be able to grow the bigger freestanding format called Jared at the more hyper pace of an immature format. Jared's has nearly double the average ticket size of around USD 500 and roughly quadrupled the selling space of the more mature Kays format (mall stores), and they are opening 12-15 new stores per year. This format competes much more effectively against the small family owned jewelers present in local towns. As a group, Signet has much lower operating expenses than competitors like Zales, thus generating nearly 500 bp higher margins while turning over their inventory at a much faster rate. Simultaneously, they provide the consumer with a higher quality store format and product offering! The jewelry business is surprisingly far less cyclical than other discretionary spending segments, and has been growing at a 6 percent rate annually since 1980 without ever experiencing a contraction. This steadiness is helped along by the fact that over half of sales are for wedding related occasions. Signet is selling at 9x this year's earnings and should be able to comfortably grow in the high single-digits over the next five years.

During October we visited a whole slew of companies in Asia over a period of about three weeks. Most visits were with companies that are already in our investable universe, competitors of our existing holdings or their clients both as vendors or buyers. Subsequent to our visits we remain comfortable with our positions in great businesses like Singapore Air Terminal (Singapore) and Dah Sing (Hong Kong). This portion of the portfolio continues to be extremely undervalued at under 10x forward earnings while growing at close to a double-digit rate. More specifically, Singapore Air Terminal sells at 7x, Kowloon Motor at 7x, and Hong Kong Electric at 9x. In India, ITC sells at 10x while Dr Reddys sells at 12x. All of these businesses have and should continue to generate over 15 percent return on equity on an unleveraged basis.

We generally continue to remain rather optimistic about our positions in Asia, outside of Japan. Our largest single country exposure in this group remains in South Korea, which despite recent saber rattling by North Korea, should continue to do well. Businesses there are essentially "given away". The four names we own trade at under 6x this years' expected earnings and under 8x trailing earnings. All have sustained double-digit earnings per share (EPS) growth for the last decade on a compounded basis. As far as we know, ice cream and candy businesses do not tend to suffer in an economic slowdown!

Japan remains a problem child. We own stakes in four businesses and we are looking at two new names. It remains to be seen whether we will be able to get to those. Overall, we are pessimistic about the prospects in the land of the rising sun. Our exposure is limited to 7.5 percent of portfolio assets for now, a substantial underweight relative to the EAFE Index which still maintains a 20+ percent weighting in the country.

High ROE with low or no leverage is what we seek. The problem is that there are not many businesses which can maintain high ROEs as they grow larger and even fewer companies that are selling at prices that are enticing. Thus, we go wherever we find opportunities on our terms, whether it is in Germany or Korea!

As for 2003, the multiples should not contract further than the 11x P/E of our portfolio and thus we are optimistic for the coming year's performance. We believe that the earnings picture will be reasonable and, as an added bonus, the yield of the portfolio remains abnormally high at around 3 percent. Payout ratios have continued to trend upward and the resulting high yields are simply a function of the free cash generative capacity of the businesses we own. For them, free cash generation remains robust while reinvestment opportunities are limited. Thus, we expect them to continue to pay out significant dividends accompanied by share buybacks. That, by the way, is also a theme that will have an impact on the capital spending picture in Europe and the US as companies continue to restrain capital expenditure in order to return money to shareholders.

We believe, barring a significant economic contraction or disruption, the portfolio will grow earnings at 6-8 percent. That seems low from a historic standpoint but growth is very dependable and in a low inflationary environment, significantly higher than what the EAFE Index can deliver.


Rajiv Jain
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL INTERNATIONAL EQUITY FUND VS.
MSCI EAFE* INDEX FROM 7/6/90**


DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
03/30/90        $ 9,425                 $10,000
12/31/90        $ 8,208                 $ 8,725
12/31/91        $ 9,748                 $ 9,815
12/31/92        $ 9,410                 $ 8,653
12/31/93        $13,400                 $11,503
12/31/94        $12,688                 $12,431
12/31/95        $14,071                 $13,867
12/31/96        $16,459                 $14,750
12/31/97        $18,014                 $15,054
12/31/98        $21,034                 $18,116
12/31/99        $30,815                 $23,058
12/31/00        $25,072                 $19,791
12/31/01        $17,763                 $15,092
12/31/02        $16,356                 $11,666


Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and are expressed in US$.


        Average Annual Total Returns for Periods ended December 31, 2002

          1 Year          5 Years        10 Years       Since inception
          ------          -------        --------       ---------------
                                                               07/06/90

          (13.21%)          (3.07%)          5.06%                 4.02%

        Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

** On July 6, 1990, Vontobel Asset Management Inc. became the Investment Advisor to the Fund and the Fund's investment objective was changed. Previous periods during which the Fund was advised by other investment advisors are not shown in the graph.

                       Vontobel International Equity Fund
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 2002


Number
of Shares   Security Description                               Market Value
---------   --------------------                               ------------

            Common Stock:                        100.38%
            Australia:                             4.13%
   74,600   Australia & New Zealand Bank Group                 $   728,373
   78,400   Tabcorp  Holdings Limited                              469,874
                                                               -----------
                                                                 1,198,247
            Brazil:                                1.11%
   64,200   Souza Cruz Ord Registered*                             323,176
                                                               -----------

            Denmark:                               1.95%
   19,600   Novo-Nordisk AS Class B*                               565,796
                                                               -----------

            France:                                1.13%
    2,300   Total SA CL B                                          328,243
                                                               -----------

            Great Britain:                        32.02%
  105,800   British American Tobacco PLC                         1,056,685
   93,400   Bunzl PLC                                              571,279
  150,200   Cadbury Schweppes PLC*                                 935,619
   76,200   Diageo PLC New*                                        827,898
   41,900   HSBC Holdings PLC*                                     462,991
   79,300   Johnston Press PLC                                     470,358
  199,025   Morrison (WM.) Supermarkets                            691,957
   95,138   Northern Rock PLC                                    1,010,685
   17,200   Reckitt Benckiser PLC                                  333,606
  121,919   Rentokil Initial PLC*                                  431,730
   39,900   Royal Bank of Scotland Group PLC*                      955,639
  411,200   Signet Group PLC*                                      450,070
  151,800   Tesco Ord PLC                                          474,014
   89,400   Trinity Mirror PLC                                     623,079
                                                               -----------
                                                                 9,295,610

            Hong Kong:                             3.87%
   68,200   Dah Sing Financial Services                            345,436
   98,000   Hong Kong Electric Holdings                            371,338

Number
of Shares   Security Description                            Market Value
---------   --------------------                            ------------

            Hong Kong (continued):
   92,300   Kowloon Motor Bus Holdings                       $   407,143
                                                             -----------
                                                               1,123,917
            India:                               2.83%
   21,200   Doctor Reddys Lab ADR*                               409,796
   29,500   ITC Limited GDR                                      413,000
                                                             -----------
                                                                 822,796
            Ireland:                             3.69%
   40,900   Bank of Ireland                                      418,155
   48,900   Kerry Group PLC A                                    653,776
                                                             -----------
                                                               1,071,931
            Italy:                               1.34%
   24,400   Eni SPA*                                             387,625
                                                             -----------

            Japan:                               7.79%
   15,200   Honda Motor Co., Ltd.                                561,920
   16,900   Takeda Chemical Industries                           705,886
  177,000   Tokyo Gas Co., Ltd.                                  554,476
   75,000   Sampo Japan Insurance                                437,684
                                                             -----------
                                                               2,259,966
            Korea:                               5.44%
   13,930   Hite Brewery Co., Ltd PRD                            305,367
      810   Lotte Chilsung Beverage and Co.                      382,446
      950   Lotte Confectionary                                  382,067
    5,860   Amore Pacific Corporation                            508,898
                                                             -----------
                                                               1,578,778
            Mexico:                              2.03%
   18,400   Telefonos de Mexico ADR                              588,432
                                                             -----------

            Netherlands:                         6.27%
   43,800   ABN AMRO Holdings NV                                 715,569
   28,600   Aegon NV*                                            367,677
   18,882   Heineken Holdings NV*                                736,547
                                                             -----------
                                                               1,819,793
            Portugal:                            2.22%
  116,133   Brisa Auto Estrada*                                  642,983
                                                             -----------

            Singapore:                           0.79%
  253,000   Singapore Airport Terminal                           230,444
                                                             -----------

Number
of Shares   Security Description                               Market Value
---------   --------------------                               ------------
            Spain:                                  7.61%
  100,600   Banco Bilbao Vizcaya Argentina*                    $   962,062
   15,933   Banco Popular Espanol                                  651,085
   31,500   Gas Natural SDG SA*                                    596,868
                                                               -----------
                                                                 2,210,015
            Sweden:                                 3.88%
   15,700   Hennes & Mauritz AB Class B*                           303,346
  104,400   Swedish Match AB Fuerer                                822,473
                                                               -----------
                                                                 1,125,819
            Switzerland:                           12.28%
   32,200   Compagnie Financiere Richmont                          600,608
      738   Lindt & Spruengli AG                                   426,836
    4,820   Nestle SA REG SHS                                    1,021,009
   19,900   Novartis AG Registered                                 725,821
   12,032   Swiss Reinsurance                                      788,969
                                                               -----------
                                                                 3,563,243

            Total Investments:
            (Cost:  $28,207,766) **               100.38%       29,136,814
            Liabilities, net of other assets       (0.38%)        (110,628)
                                                  ------       -----------
            Net Assets                            100.00%      $29,026,186
                                                  ======       ===========

*  Non-income producing

** Cost for Federal income tax purposes is $28,207,766 and net unrealized appreciation consists of:


            Gross unrealized appreciation           $2,164,320
            Gross unrealized depreciation           (1,235,272)
                                                    ----------
            Net unrealized appreciation             $  929,048


ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
December 31, 2002

Banking                                               21.53%
Food Products                                         11.78%
Tobacco                                                9.01%
Pharmaceuticals                                        8.29%
Beverages                                              7.76%
Insurance                                              5.49%
Gas Utilities                                          3.97%
Media                                                  3.77%
Specialty Retail                                       2.60%
Oil & Gas                                              2.47%
Multi-Line Retail                                      2.38%
Commercial Services & Supplies                         2.28%
Transportation Infrastructure                          2.21%
Textile & Apparel                                      2.07%
Diversified Telecommunication Services                 2.03%
Paper & Forest Products                                1.97%
Automobiles                                            1.94%
Healthcare Equipment & Supplies                        1.75%
Food & Drug Retailing                                  1.63%
Hotels, Restaurants & Leisure                          1.62%
Road & Rail                                            1.40%
Electric Utilities                                     1.28%
Household Products                                     1.15%
                                                     -------
                                                     100.38%
Liabilities, net of other assets                      (0.38%)
                                                     -------
Net assets                                           100.00%
                                                     =======




See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
ANNUAL REPORT DECEMBER 31, 2002

Dear Shareholders,

In 2002 the Vontobel Eastern European Equity Fund (VEEEX) gained 20.5 percent in USD. With this performance the fund ranked second out of 248 funds in the Micropal Peer Group of Regional Emerging Market funds. The fund also finished about 2.5 percent above the Nomura Research Institute's Central and Eastern European Equity (NRI Composite-11) Index, our benchmark for Eastern European funds. This compares favorably to heavy losses on many of the world's stock markets in 2002.

The year 2002 started quite bad for the fund, as we had a large underweight position in Russia. Until May the Russian market was the best performing market in the Emerging European region. However, since May 2002 the Russian market has suffered heavy losses that reduced our positions in Russia further when the market was close to its top. Russia has lost some of its attraction because investors fear a lower oil price after resolution of the crisis in Iraq. Russian companies are also facing rising costs due to appreciation of the ruble. In 2003 there will be parliamentary elections and in 2004 presidential elections in Russia. In the period before these elections, we expect economic reforms to slow and political uncertainties to increase. Therefore, we remain rather cautious with Russia.

Our biggest overweight has been the group of European Union candidate countries and within this group, Hungary. In the fall of 2002, the EU finished negotiations with 10 countries, which allows them to enter the EU in 2004. Most countries will hold referendums on EU entry during the coming months. Opinion polls suggest that these referendums should in most cases only be mere formalities.

These countries have been benefiting and will continue to benefit from the process of EU convergence. This means that high foreign direct investment is flowing into the region, which helps productivity, exports and economic growth. Strong inflows into the bond markets are driving down interest rates and increase the value of their currencies. Low interest rates boost consumption and investment and government deficits carry a lower interest burden. The process of EU convergence is continuing and will drive corporate profits and stock prices higher in coming years.

We had a big overweight position in Hungary as the country is one of the most economically successful EU candidates. It was fast with privatization and has quickly transformed its planned economy into a functioning market economy. Private corporations are exceptionally well managed. Profit margins and growth are much healthier than in most other countries. The Hungarian bourse rose 35 percent in 2002.

The only negative exception in the group of EU candidate countries has been Poland. Poland has suffered a sharp economic slowdown. In 2001 interest rates had reached 20 percent and the Polish zloty gained strongly against its neighboring currencies. Moreover, Poland is burdened with structural problems, including large agricultural and heavy industry sectors. This led to a slowdown of the economy that lasted through 2002. Now, as interest rates are down to 7 percent and the zloty has lost some of its strength, we expect a slow recovery. Like in other countries in the region, the government seems committed to cut the budget deficit and speed up privatization. The Polish bourse was flat in USD in 2002 and we had a 10 percent underweight position there. At this point, we feel that most Polish stocks are close to their fundamental fair value.

The Czech market, which rose 40 percent in 2002, was one of the best performing worlwide. Like Hungary, it benefited from EU convergence trends. Additionally, some companies have been privatized and have been successfully restructured by their new owners. Especially Komercni banka and Ceska sporitelna (Erste Bank) have been excellent investments. We had a neutral country position but strong overweight in the successful banks.

Our biggest positions within sectors have been in the banks, which rose 45 percent in 2002. The banking sector is the main beneficiary of EU convergence. Falling interest rates boost lending - especially to private households. We have experienced a huge mortgage lending boom in Hungary and the Czech Republic in 2002. The level of private loans to GDP is still miles away from developed market norms. Therefore, growth should continue for some years. The banks are also benefiting from growing fee income. Areas like investment funds, real estate, insurance, credit cards are all growing fast. On the other hand, the credit risk is declining and some banks could reduce their level of bad loan provisions. On the negative side, interest spreads are declining as well, which is counterbalancing improving loan quality. The top banks have been OTP in Hungary and Komercni banka and Ceska sporitelna in the Czech Republic. They have been top positions in our fund. We remain cautious on Polish banks, as stock prices are relatively high.

Our second most overweight sector was oil downstream, which rose 28 percent. EU convergence is mainly boosting local consumption. Refineries and retail gas stations are beneficiaries of growing consumption. Growing car fleets and highway kilometers are also boosting gasoline consumption. We like the sector due to its privatization and consolidation opportunities that still exist. In the next one or two years we will see privatization transactions with Hungarian MOL, Czech Unipetrol and likely also with Polish PKN.

We have been underweight in the oil upstream sector, which increased 38 percent. The biggest increases have taken place in the beginning of the year, where we were already convinced that the stocks are heavily overvalued. Later in the year the sector fell back sharply due to uncertainties about the longer term level of the price of crude oil.

We were overweight in construction, which increased 20 percent in 2002. In Eastern Europe huge infrastructure projects will be realized in the coming years. Major highways and roads will be constructed by firms like Budimex from Poland. The construction sector is a difficult sector with low margins. However, current valuations have reached such low levels that investments should pay off, especially in light of the good growth prospects.

Utilities were overweight during the year. This was primarily due to one position: Demasz of Hungary, which rose 43 percent. The company is delivering stable, high and growing profits and trades at a dividend yield of over 10 percent. The Russian utilities are very high risk investments due to the uncertainties of the restructuring process by the Russian government. We had no position there at the end of the year.

The pharmaceutical sector, which rose 62 percent in 2002, has been overweight during most of the year. The companies are well managed producers of generic drugs. Demand for generics is growing as health care systems need to lower costs. The companies show low levels of debt and high profitability. At the end of the year, we reduced positions in the sector. We fear problems in the export area due to the strength of Central European currencies.

Generally we have been underweight in export oriented sectors. Most currencies have been very strong in Central and Eastern Europe. The Hungarian forint and the Czech koruna gained 20 percent in 2002. Currency strength impacts exporting firms negatively.

Another substantial underweight has been the telecommunications sector. This sector is suffering for several reasons. The markets have been liberalized and prices are falling in a toughening competitive environment. Growth rates in mobile markets have slowed down. Strategic shareholders have huge debt issues and are creating share overhang problems for their Central and Eastern European subsidiaries. We benefited from our 9 percent underweight as the sector rose only 4 percent.

2002 was a good year for investors in Central and Eastern Europe. Looking into the future, we are optimistic that the positive trends will continue. We are convinced that EU convergence trends will continue. This should lead to positive economic and corporate results, which in turn should drive share prices higher. Apart from the EU entry countries, we do not see many opportunities. Russia holds big hopes for the long term investor, but medium term we remain skeptical. One opportunity that could arise this year lies in Turkey and Israel. We expect these markets to recover as soon as a solution to the Iraq crisis is in sight and we intend to build small positions in these countries.

Guenter Faschang
Fund Manager

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL EASTERN EUROPEAN EQUITY FUND VS.
NRI COMPOSITE-11*

DATE            VUSVX WITH LOAD         S & P 500
--------        ---------------         ---------
02/15/96        $ 9,425                 $10,000
12/31/96        $14,034                 $13,476
12/31/97        $14,949                 $13,571
12/31/98        $ 7,979                 $10,607
12/31/99        $ 9,136                 $12,358
12/31/00        $ 7,538                 $11,061
12/31/01        $ 6,979                 $10,278
12/31/02        $ 8,410                 $12,730

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

* Nomura Research Institute's ("NRI") Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in US$.


        Average Annual Total Returns for Periods ended December 31, 2002

           1 Year             5 Years         Since inception 02/15/96
           ------             -------         ------------------------

            13.58%             (11.92%)                 (2.19%)

        Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 2002


Number of                                                           Market
Shares       Security Description                                    Value
---------    ---------------------                               -----------
             Common Stocks:                            98.21%
             Austria:                                   8.03%
    7,780    BAU Holdings AG ORD                                 $   448,696
    8,800    Erste Bank Der Oester Spar*                             591,956
    2,315    OMV AG                                                  227,166
   20,600    S&T System Intergration and Technology*                 138,247
    6,900    VA Technologie AG Bearer*                               112,148
                                                                 -----------
                                                                   1,518,213
             Croatia:                                   1.94%
   25,800    Pliva D D GDR                                           366,360
                                                                 -----------
             Czech Republic:                           14.86%
  222,700    Ceske Energticke Zavody AS CEZ                          674,613
   45,400    Ceske Radiokomunikace AS                                294,508
   18,670    Komercni Banka                                        1,296,076
   12,900    Komercni Banka AS Sponsored ADR*                        296,700
  221,000    Unipetrol*                                              249,214
                                                                 -----------
                                                                   2,811,111
             Estonia:                                   6.76%
   17,000    As Eesti Telekom Reg Sponsored GDR                      317,900
   57,250    Hansabank Ltd                                           959,317
                                                                 -----------
                                                                   1,277,217

             Hungary:                                  29.25%
   13,400    Delmagyarorszagi Aramsz Sponsored GDR                   131,320
   12,976    Demasz Rt                                               651,827
    9,320    Egis Gyogysergyar                                       575,897
    1,340    Gedeon Richter Ltd GDR Reg S                             87,770
    4,920    Richter Gedeon Vegyeszeti*                              324,792
   49,927    Magyar Olay Es Gazipari RT                            1,164,113
    8,000    MOLMagyar Olay GDR Reg S                                187,200
   12,050    Matav RT ADR                                            214,490
  105,650    Matav Rt Regd Shares                                    382,773
   70,600    OTP Bank                                                693,603
   46,850    OTP Bank GDR Reg S                                      915,918
   37,047    Pannonplast Muanyagipari                                199,275
                                                                 -----------
                                                                   5,528,978
             Israel:                                    1.87%
  120,000    Bank Hapoalim BM                                        171,580
   14,000    Check Point Software Tech*                              181,580
                                                                 -----------
                                                                     353,160

Number of                                                          Market
Shares            Security Description                              Value
---------         --------------------                          -------------
                  Poland:                           17.67%
 17,400           Bank Polska Kasa Opieki                       $   429,433
 14,750           Bank Polska Kasa Opieki SA                        361,375
  4,451           Bank Przemyslowo Handlowy                         315,604
 18,673           Bank Zachodni Wbk                                 342,834
254,795           Big Bank Gdanski                                  219,594
 35,656           Budimex SA*                                       277,500
 28,000           KGHM Polska Miedz SA                               98,720
 20,500           KGHM Polska Miedz GDR                             139,400
  2,766           Mostostal Warzawa SA*                               6,790
165,000           Mostostal Zabrze-Holding SA                        53,003
 12,000           Polski Koncern Nafto GDR                          110,400
 17,700           Polski Koncern Naftowy                             81,820
 83,700           Telekomunikacja Polska SA                         278,709
 99,500           Telekomunikacja Polska SA GDR*                    333,325
 21,926           Zakalady Metali Lekkich                           290,897
                                                                -----------
                                                                  3,339,404
                  Russia:                           14.50%
 12,650           Lukoil Oil Co Sponsored ADR                       765,325
  9,500           Mobile Telesystems Sponsored ADR                  352,830
  9,000           RAO Gazprom Sponsored ADR Reg S                   103,500
 36,300           Surgutneftegaz Sponsored ADR                      562,650
  6,850           Yukos Corp Sponsored ADR                          957,288
                                                                -----------
                                                                  2,741,593
                  Slovakia:                          3.33%
 17,481           Slovnaft AS                                       441,254
147,000           Slovakofarma AS GDR                               187,425
                                                                -----------
                                                                    628,679

                  Total Investments
                  (Cost:$16,859,219) **             98.21%       18,564,715
                  Other assets,net                   1.79%          337,442
                                                   -------      -----------
                  Net Assets                       100.00%      $18,902,157


*  Non-income producing

** Cost for Federal income tax purposes is $16,859,219 and net unrealized appreciation consists of:

                  Gross unrealized appreciation   $3,703,110
                  Gross unrealized depreciation   (1,997,614)
                                                  ----------
                  Net unrealized appreciation     $1,705,496

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.

GDS--Security represented is held by the custodian bank in the form of Global Depositary Shares.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
December 31, 2002

Banking                                               34.88%
Oil & Gas                                             23.00%
Telecommunications                                     9.95%
Medical Drugs                                          9.50%
Construction                                           4.16%
Utilities                                              3.57%
Electricity Distributor                                3.45%
Telecom Services                                       1.56%
Manufacturing                                          1.54%
Petrochemicals                                         1.32%
Metals                                                 1.26%
Construction Materials                                 1.05%
IT and Consulting Services                             0.96%
Computer Software                                      0.73%
Utilities -Electric                                    0.69%
Industrials/Engineering                                0.59%
                                                     -------
                                                      98.21%
Other assets, net                                      1.79%
                                                     -------
Net Assets                                           100.00%
                                                     =======


See Notes to Financial Statements

VONTOBEL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002


                                                                  International         Eastern
                                               U.S. Value            Equity          European Equity
                                                  Fund                Fund                Fund
                                              -------------       -------------      ---------------
Assets:
Investments at cost                           $ 107,451,453       $  28,207,766       $  16,859,219
                                              =============       =============       =============
Investments at value
(Notes 1 & 3)                                 $ 113,172,493       $  29,136,814       $  18,564,715
Cash                                                     --             175,407             349,550
  Receivables:
      Capital stock sold                            237,866              20,217              25,298
      Dividends                                     111,085              89,871              21,770
      Investments sold                              313,450                  --                  --
  Other assets                                       36,844              25,265              24,583
                                              -------------       -------------       -------------
Total Assets                                    113,871,738          29,447,574          18,985,916
                                              -------------       -------------       -------------
Liabilities:
   Bank overdraft                                   361,516                  --                  --
   Payables:
      Capital stock redeemed                        728,815              58,777              25,380
      Forward currency contracts
      - closed                                           --             287,441                  --
      Investment management fees                     95,554              24,927              19,725
   Accrued expenses                                  28,762              50,243              38,654
                                              -------------       -------------       -------------
Total Liabilities                                 1,214,647             421,389              83,759
                                              -------------       -------------       -------------
Net Assets                                    $ 112,657,091       $  29,026,186       $  18,902,157
                                              =============       =============       =============
Class A Net Assets                            $ 112,302,365       $  29,026,186       $  18,902,157
                                              =============       =============       =============
Shares Outstanding, Class A
($.01 par value)                                  6,024,493           2,448,114           2,203,184
Net Asset Value (NAV) and
Redemption Price Per Share -
Class A  (Note 2)                             $       18.64       $       11.86       $        8.58
                                              =============       =============       =============
Maximum Offering Price Per
Share - Class A
(NAV x 100/94.25)                             $       19.78       $       12.58       $        9.10
                                              =============       =============       =============
Class C Net Assets                            $     354,726       $          --       $          --
                                              =============       =============       =============
Shares Outstanding, Class C
($.01 par value)                                     19,068                  --                  --
Net Asset Value (NAV) and
Redemption Price Per Share -
Class C (Note 2)                              $       18.60       $          --       $          --
                                              =============       =============       =============
Maximum Offering Price Per
Share - Class C
(NAV x 100/99.00)                             $       18.79       $          --       $          --


Components of net assets are:
Paid in capital                               $ 106,967,062       $  44,900,847       $  68,238,637
Net unrealized appreciation
 on investments and foreign
 currency transactions                            5,721,040             656,018           1,706,752
Accumulated net realized loss
 on investments                                     (31,011)        (16,530,679)        (51,043,232)
Net Assets                                    $ 112,657,091       $  29,026,186       $  18,902,157
                                              =============       =============       =============

See Notes to Financial Statements

VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
Year ended December 31, 2002


                                                                              Eastern
                                          U.S. Value          Equity      European Equity
                                             Fund              Fund             Fund
                                         -----------       -----------    ---------------
Investment Income:
   Dividend                              $   958,198       $ 1,043,036       $   341,273
   Foreign tax withheld                           --          (104,295)          (65,652)
   Interest                                   15,122             5,300                --
                                         -----------       -----------       -----------
Total Investment Income                      973,320           944,041           275,621
                                         -----------       -----------       -----------
Expenses:
   Investment management fees
     (Note 2)                                876,616           361,230           214,305
   12b-1 fees (Note 2)                           667                --                --
   Recordkeeping and
    administrative services
    (Note 2)                                 133,209            72,246            34,289
   Shareholder servicing
    and reports (Note 2)                     121,885            56,853            46,809
   Transfer agent fees (Note 2)              143,827            61,332            58,832
   Custodian and accounting
    fees                                      87,756           173,924           117,694
   Filing and registration
    fees (Note 2)                             33,135            23,848            19,413
   Legal and audit fees                       59,760            65,971            49,677
   Other                                      85,562            64,575            13,164
                                         -----------       -----------       -----------
   Total expenses                          1,542,417           879,979           554,183
   Custody credits                           (11,934)               --                --
                                         -----------       -----------       -----------
Net expenses                               1,530,483           879,979           554,183
                                         -----------       -----------       -----------
Net Investment Income (Loss)                (557,163)           64,062          (278,562)
                                         -----------       -----------       -----------
Net Realized and Unrealized
 Gain (Loss) on Investments:
  Net realized gain (loss) on
   investments                             5,389,306          (803,762)       (1,843,483)
  Net realized loss on foreign
   currency conversions and
   forward currency contracts                     --          (228,361)          (55,845)
  Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currencies                             (8,112,854)       (2,105,940)        5,210,244
                                         -----------       -----------       -----------
Net Realized and Unrealized
     Gain (Loss) on Investments           (2,723,548)       (3,138,063)        3,310,916
                                         -----------       -----------       -----------
   Net Increase (Decrease) in Net
    Assets Resulting From
    Operations                           $(3,280,711)      $(3,074,001)      $ 3,032,354
                                         ===========       ===========       ===========

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended          Year Ended
                                              December 31, 2002   December 31, 2001
                                              -----------------   -----------------
OPERATIONS
  Net investment loss                           $    (557,163)      $    (516,333)
  Net realized gain on investments                  5,389,306           6,317,785
  Change in unrealized gain
   on investments                                  (8,112,854)         (4,652,531)
                                                -------------       -------------
  Net increase (decrease)in net
   assets resulting from operations                (3,280,711)          1,148,921

DISTRIBUTION TO SHAREHOLDERS FROM
 (Note 4)
  Capital gains ($.80 and $.--
   per share, respectively) -
   Class A                                         (4,966,060)                 --
 Capital gains ($.80 and $.--
   per share, respectively) -
   Class C                                            (13,772)                 --
  Net investment income ($.--
   and, $.02 per share, respectively)-
   Class A                                                 --            (144,492)
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net
   assets resulting from capital
   share transactions* - Class A                   34,395,321         (52,085,237)
  Net increase in net assets
   resulting from capital share
    transactions* - Class C                           365,259                  --
                                                -------------       -------------
  Net increase (decrease) in net
   assets                                          26,500,037         (51,080,808)
  Net assets at beginning of year                  86,157,054         137,237,862
                                                -------------       -------------
NET ASSETS at end of year                       $ 112,657,091       $  86,157,054
                                                =============       =============


*A summary of capital share transactions follows:


                                           Year Ended                           Year Ended
                                       December 31, 2002                      December 31, 2001
                                 -------------------------------       -------------------------------
Class A Shares                      Shares              Value             Shares              Value
                                 ------------       ------------       ------------       ------------
Shares sold                         4,454,625       $ 89,364,343            723,921       $ 14,670,583
Shares reinvested from
   distributions                      248,162          4,700,197                 --                 --
Shares redeemed                    (3,016,420)       (59,669,219)        (3,501,910)       (66,755,820)
                                 ------------       ------------       ------------       ------------
Net increase (decrease)             1,686,367       $ 34,395,321         (2,777,989)      $(52,085,237)
                                 ============       ============       ============       ============
(52,085,237)


                                     Period Ended
                                  December 31, 2002**
                                ----------------------
Class C Shares                   Shares         Value
                                --------      --------
Shares sold                       18,340      $351,487
Shares reinvested from
   distributions                     728        13,772
Shares redeemed                       --            --
                                --------      --------
Net increase                      19,068      $365,259
                                ========      ========


** Commencement of operations of Class C shares was October 9, 2002 See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                              Year Ended           Year Ended
                                           December 31, 2002    December 31, 2001
                                           -----------------    -----------------
OPERATIONS
 Net investment income (loss)                $      64,062       $    (321,284)
 Net realized loss on
  investments and foreign
  currency transactions                         (1,032,123)        (14,383,099)
 Change in unrealized
  appreciation of investments
  and foreign currencies                        (2,105,940)        (19,098,800)
                                             -------------       -------------
 Net decrease in net assets
  resulting from operations                     (3,074,001)        (33,803,183)
DISTRIBUTIONS TO SHAREHOLDERS
 FROM (Note 4)
  Net investment income ($-- and
   $0.12 per share, respectively)                       --            (430,460)
  Net realized gain from investment
   transactions ($-- and $0.35
   per share, respectively)                             --          (1,296,677)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
  resulting from capital share
  transactions*                                (12,256,185)        (53,346,359)
                                             -------------       -------------
 Net decrease in net assets                    (15,330,186)        (88,876,679)
 Net assets at beginning of year                44,356,372         133,233,051
                                             -------------       -------------
NET ASSETS at end of year                    $  29,026,186       $  44,356,372
                                             =============       =============


*A summary of capital share transactions follows:


                                                   Year Ended                        Year Ended
                                               December 31, 2002                  December 31, 2001
                                         -----------------------------     -----------------------------
                                             Shares          Value            Shares            Value
                                         ------------     ------------     ------------     ------------
Shares sold                                   914,578     $ 11,344,343        2,696,927     $ 38,009,894
Shares reinvested from
  distributions                                    --               --          152,544        1,585,926
Shares redeemed                            (1,910,316)     (23,600,528)      (6,470,365)     (92,942,179)
                                         ------------     ------------     ------------     ------------
Net decrease                                 (995,738)    $(12,256,185)      (3,620,894)    $(53,346,359)
                                         ============     ============     ============     ============



See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                          Year ended        Year ended
                                       December 31,2002  December 31,2001
                                       ----------------  ----------------
OPERATIONS
  Net investment loss                    $   (278,562)    $   (150,252)
  Net realized loss on
   investments and foreign
   currency transactions                   (1,899,328)      (4,470,362)
  Change in unrealized gain
   on invest-ments and
   foreign currencies                       5,210,244        2,988,557
                                         ------------     ------------
  Net increase (decrease) in net
   assets resulting from
   operations                               3,032,354       (1,632,057)
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net
   assets resulting from capital
   share transactions*                        799,703       (2,530,185)
                                         ------------     ------------
  Net increase (decrease) in net
   assets                                   3,832,057       (4,162,242)
  Net assets at beginning of year          15,070,100       19,232,342
                                         ------------     ------------
NET ASSETS at end of year                $ 18,902,157     $ 15,070,100
                                         ============     ============
15,070,100


*A summary of capital share transactions follows:


                                       Year Ended                      Year Ended
                                    December 31, 2002               December 31, 2001
                               ---------------------------     ---------------------------
                                  Shares          Value           Shares          Value
                               -----------     -----------     -----------     -----------
Shares sold                        634,659     $ 5,050,081         451,702     $ 3,167,700
Shares redeemed                   (546,716)     (4,250,378)       (835,993)     (5,697,885)
                               -----------     -----------     -----------     -----------
Net increase (decrease)             87,943     $   799,703        (384,291)    $(2,530,185)
                               ===========     ===========     ===========     ===========


See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                                    Class C
                                                        Years ended December 31,                                     Period
                                                                                                                      Ended
                                       2002            2001             2000          1999            1998          12/31/02*
                                    -----------     -----------     -----------    -----------     -----------     -----------
Per Share Operating
 Performance
Net asset value, beginning
 of period                          $     19.86     $     19.29     $     14.27    $     16.73     $     16.51     $     17.49
                                    -----------     -----------     -----------    -----------     -----------     -----------
Income from investment
 operations
   Net investment income (loss)           (0.09)          (0.12)           0.02           0.07            0.22           (0.06)
   Net realized and unrealized
   gain (loss)on investments              (0.33)           0.71            5.00          (2.42)           2.06            1.97
                                    -----------     -----------     -----------    -----------     -----------     -----------
Total from investment
 operations                               (0.42)           0.59            5.02          (2.35)           2.28            1.91
                                    -----------     -----------     -----------    -----------     -----------     -----------
 Less distributions
   Distributions from net
    investment income                        --           (0.02)             --          (0.11)          (0.16)             --
   Distributions from realized
   gain on investments                    (0.80)             --              --             --           (1.90)          (0.80)
                                    -----------     -----------     -----------    -----------     -----------     -----------
Total distributions                       (0.80)          (0.02)             --          (0.11)          (2.06)          (0.80)
                                    -----------     -----------     -----------    -----------     -----------     -----------
Net asset value, end of period      $     18.64     $     19.86     $     19.29    $     14.27     $     16.73     $     18.60
                                    ===========     ===========     ===========    ===========     ===========     ===========

Total Return                              (2.20%)          3.06%          35.18%        (14.07%)         14.70%          10.82%

Ratios/Supplemental Data
Net assets,end of period
   (000's)                          $   112,302     $    86,157     $   137,238    $    71,480     $   200,463     $       355
Ratio to average net
 assets - (A)
  Expenses - (B)                           1.74%           1.75%           1.75%          1.87%           1.46%           2.74%**
  Expenses - net (C)                       1.72%           1.75%           1.75%          1.87%           1.45%           2.72%**
  Net investment income
  (loss)                                  (0.63%)         (0.43%)          0.23%          0.40%           0.93%          (1.63%)**
Portfolio turnover rate                   75.89%          66.44%         103.76%         66.62%         122.71%          75.89%

* - Commencement of operations for Class C shares was October 9, 2002. ** - Annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios for Class A shares by .02% in 1999, 0.01% in 1998.

(B) Expense ratio for Class A shares has been increased to include additional custodian fees in 2002 and 1998 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio for Class A has increased by .29% in 2001 as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                       Years ended December 31,
                                           -----------------------------------------------------------------------------
                                               2002            2001           2000              1999            1998
                                           -----------     -----------     -----------       -----------     -----------
Per Share Operating Performance
Net asset value, beginning of year         $     12.88     $     18.86     $     28.01       $     20.18     $     18.15
                                           -----------     -----------     -----------       -----------     -----------
Income from investment
 operations-
   Net investment income (loss)                   0.03           (0.10)          (0.03)(1)          0.06            0.01
   Net realized and unrealized
      gain (loss) on investments                 (1.05)          (5.41)          (5.30)             9.07            2.98
                                           -----------     -----------     -----------       -----------     -----------
Total from investment operations                 (1.02)          (5.51)          (5.33)             9.13            2.99
                                           -----------     -----------     -----------       -----------     -----------
Less distributions-
   Distributions from net investment
   income                                           --           (0.12)          (0.08)            (0.05)             --
   Distributions from realized gains                --           (0.35)          (3.74)            (1.25)          (0.96)
                                           -----------     -----------     -----------       -----------     -----------
 Total distributions                                --           (0.47)          (3.82)            (1.30)          (0.96)
                                           -----------     -----------     -----------       -----------     -----------
Net asset value, end of year               $     11.86     $     12.88     $     18.86       $     28.01     $     20.18
                                           ===========     ===========     ===========       ===========     ===========

Total Return                                     (7.92%)        (29.22%)        (18.70%)           46.52%          16.77%

Ratios/Supplemental Data
Net assets, end of year (000's)            $    29,026     $    44,356     $   133,233       $   192,537     $   161,933
Ratio to average net assets-
  Expenses (A)                                    2.44%           1.89%           1.39%             1.28%           1.40%
  Expenses-net (B)                                2.44%           1.88%           1.38%             1.27%           1.36%
  Net investment income (loss)                    0.18%          (0.38%)         (0.15)             0.03%           0.06%
Portfolio turnover rate                          97.73%          92.39%          69.12%            37.91%          41.51%


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

 See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                  Years ended December 31,
                                         ------------------------------------------------------------------------
                                            2002           2001           2000             1999           1998
                                         ----------     ----------     ----------       ----------     ----------
Per Share Operating Performance
Net asset value, beginning of year       $     7.12     $     7.69     $     9.32       $     8.14     $    15.25
                                         ----------     ----------     ----------       ----------     ----------

Income from investment operations-
  Net investment loss                         (0.13)         (0.07)         (0.21)(1)        (0.20)         (0.31)
  Net realized and unrealized
     gain (loss) on investments                1.59          (0.50)         (1.42)            1.38          (6.80)
                                         ----------     ----------     ----------       ----------     ----------
Total from investment operations               1.46          (0.57)         (1.63)            1.18          (7.11)
                                         ----------     ----------     ----------       ----------     ----------
Net asset value, end of year             $     8.58     $     7.12     $     7.69       $     9.32           8.14
                                         ==========     ==========     ==========       ==========     ==========

Total Return                                  20.51%         (7.41%)       (17.49)           14.50%        (46.62%)

Ratios/Supplemental Data
Net assets, end of year (000's)          $   18,902     $   15,070     $   19,232       $   33,644     $   36,154
Ratio to average net assets-
    Expenses (A)                               3.23%          3.46%          2.81%            3.37%          2.57%
    Expenses-net (B)                           3.23%          3.38%          2.59%            3.26%          2.41%
    Net investment loss                       (1.62%)        (0.95%)        (1.76%)          (2.35%)        (1.67%)
Portfolio turnover rate                       85.90%         71.18%         85.97%          103.80%        135.35%



(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

See Notes to Financial Statements

VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Vontobel Funds, Inc. ("VFI") is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. Three series of shares (Funds) included in this report invest primarily in equity securities. VFI has allocated to each Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The U.S. Value Fund was established in March, 1990. The investment objective of this Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

The International Equity Fund was established in December, 1984. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The Eastern European Equity Fund was established in February, 1996. The objective of this Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security  Valuation

Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Funds Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Funds'officers in a manner specifically authorized by the Board of Directors of the Funds. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Currency  Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Currency Contracts

Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel Asset Management, Inc., the Funds' investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Federal Income Taxes

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. Following are the Funds' capital loss carryforwards available to offset future capital gains and post-October capital loss deferrals which will be recognized in the following tax year:

                                                              Post-
                                                             October
                                                             capital
                                       Loss                  losses
                                  Carryforward:  Expires:   deferred:
                                  -------------  --------  -----------
U.S.Value Fund                     $        --        --   $    31,011

International Equity Fund          $16,374,118   2009 to   $   156,561
                                                  2010

Eastern European Equity Fund       $51,043,232   2006 to   $        --
                                                  2010


Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer Class A shares which include a maximum front-end sales charge of 5.75%and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a font-end sales charge through certain third-party fund "supermarkets." The U.S. Value Fund also offers Class C shares which include a maximum front-end sales charge of 1% and a maximum contingent deferred sales charge of 1% on the proceeds of Class C shares redeemed within 360 days.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Investment Advisory Agreements with each of the Funds, the Advisor, Vontobel Asset Management, Inc. provides investment services to the U.S. Value Fund and the International Equity Fund for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. The Advisor provides investment services to the Eastern European Equity Fund for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

First Dominion Capital Corp. ("FDCC") acts as the Funds' principal underwriter in the continuous public offering of the Funds' shares. In addition to underwriting fees and commissions received relating to the distribution of the Funds' shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

The U.S. Value Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Funds, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.15% of average daily net assets from the U.S. Value Fund and 0.20% of average daily net assets from the International Equity and Eastern European Equity Funds.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Funds.

Certain officers and/or directors of the Funds are also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

For the year ended December 31, 2002, affiliated parties received the following for administrative, underwriting, and transfer agent services rendered:

                                            FDCC:      FDCC:
                                 CSS:   (commissions  (CDSC)      FSI:
                                          & fees)
                               -------- ------------ --------   --------
U.S. Value Fund                $152,077   $ 15,245   $161,019   $ 69,846
International Equity Fund      $ 80,201   $     58   $ 30,970   $ 37,262
Eastern  European  Equity      $ 41,405   $  1,753   $ 37,360   $ 45,376
 Fund

3. INVESTMENTS

Purchases and sales of securities other than short-term notes were as follows:

                                    Purchases:      Sales:
                                   -----------   -----------
U.S. Value Fund                    $96,455,937   $66,158,313
International Equity Fund          $34,874,274   $47,883,790
Eastern European Equity Fund       $14,715,101   $14,441,687

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:


                                            Years ended December 31,
                                           2002                      2001
                                    --------------------   -----------------------
                                               Long Term                 Long Term
                                    Ordinary    Capital     Ordinary      Capital
                                     Income      Gain        Income        Gain
                                    -------   ----------   ----------   ----------
U.S. Value Fund                     $    --   $4,979,832   $  144,492   $       --
International Equity Fund $              --   $       --   $  430,460   $1,296,677
Eastern European Equity             $    --   $       --   $       --   $       --
Fund


As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                  Post-Oct.
                                                 Capital loss     Unrealized    Cap. losses
                                                 Carryforward:   appreciation:    deferred:        Total:
                                                 -------------   -------------  ------------    ------------
U.S. Value Fund                                  $         --    $  5,721,040   $    (30,111)   $  5,690,029
International Equity Fund                        $(16,374,118)   $    656,018   $   (156,561)   $(15,874,661)
Eastern European Equity Fund                     $(51,043,232)   $  1,706,752   $         --    $(49,336,480)


Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2002, the U.S. Value Fund increased undistributed net investment income by $557,163; increased accumulated net realized gains (losses) by $33,016 and decreased paid in capital by $590,179.

The International Equity Fund decreased undistributed net investment income by $64,062; increased accumulated net realized gains (losses) by $228,361 and decreased paid in capital by $164,299.

The Eastern European Equity Fund increased undistributed net investment income by $278,562, increased accumulated net realized gains (losses) by $55,845 and decreased paid in capital by $334,407.

These reclasses were made as a result of permanent book/tax differences relating primarily to net operating losses and foreign currency transactions.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statements of assets and liabilities of Vontobel U.S. Value Fund, Vontobel International Equity Fund and Vontobel Eastern European Equity Fund , each a series of Vontobel Funds, Inc, including the schedules of portfolio investments as of December 31, 2002, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund; the Vontobel International Equity Fund and the Vontobel Eastern European Equity Fund, as of December 31, 2002, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
February 14, 2003

Vontobel Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION
(Unaudited)

Information pertaining to the Directors' and Officers' of the Company is set forth below. The statement of additional information (the "SAI") includes additional information about the Directors and is available without charge upon request by calling (800) 527-9500.


--------------------------------------------------------------------------------
                                                                  Other
                                                                  Directorships
                                                                  by Directors
                                       Number of  Principal       and Number
                    Position(s) Held   Funds in   Occupation(s)   of Funds in
 Name, Address and  With Company and   Company    During The      the Complex
 Age(1)             Tenure             Overseen   Past 5 Years    Overseen
--------------------------------------------------------------------------------
Interested Directors:
--------------------------------------------------------------------------------
John Pasco,III(2)   Chairman, Director  3         Mr. Pasco is    The World
 (56)               and Treasurer                 Treasurer and   Funds, Inc. -
                    since October,                Director of     7 Funds; The
                    1983                          Commonwealth    World
                                                  Shareholder     Insurance
                                                  Services,       Trust - 1
                                                  Inc., the       Fund
                                                  Company's
                                                  Administrator,
                                                  since 1985;
                                                  President and
                                                  Director of
                                                  Vontobel Fund
                                                  Distributors,
                                                  a division of
                                                  First Dominion
                                                  Capital Corp.,
                                                  the Company's
                                                  Underwriter;
                                                  Director and
                                                  Shareholder
                                                  of Fund
                                                  Services Inc.,
                                                  the Company's
                                                  Transfer  and
                                                  Disbursing
                                                  Agent, since
                                                  1987; and a
                                                  Shareholder of
                                                  Commonwealth
                                                  Fund
                                                  Accounting,
                                                  Inc., which
                                                  provides
                                                  bookkeeping
                                                  services.  Mr.
                                                  Pasco is also
                                                  a certified
                                                  public
                                                  accountant.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Other
                                                                  Directorships
                                                                  by Directors
                                       Number of  Principal       and Number
                    Position(s) Held   Funds in   Occupation(s)   of Funds in
 Name, Address and  With Company and   Company    During The      the Complex
 Age(1)             Tenure             Overseen   Past 5 Years    Overseen
--------------------------------------------------------------------------------
Interested Directors (continued):
--------------------------------------------------------------------------------
Joseph Mastoloni    Director since     3          Mr. Mastoloni   The World
(3)                 February, 2001                has served as   Insurance
450 Park Avenue                                   Compliance      Trust - 1
New York,                                         Officer of      Fund
NY 10022 (38)                                     Vontobel USA
                                                  Inc., a
                                                  registered
                                                  investment
                                                  adviser, since
                                                  May, 1994 and
                                                  was appointed
                                                  as Vice
                                                  President in
                                                  July 1999.
--------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------
Samuel Boyd,        Director since     3          Mr. Boyd has    The World
Jr.                 October, 1983                 served as the   Funds, Inc. -
                                                  Manager of the  7 Funds; The
(61)                                              Customer        World
                                                  Services        Insurance
                                                  Operations and  Trust - 1
                                                  Accounting      Fund
                                                  Division of
                                                  the Potomac
                                                  Electric
                                                  Power Company
                                                  since 1978.
                                                  Mr. Boyd
                                                  is also a
                                                  certified
                                                  public
                                                  accountant.
--------------------------------------------------------------------------------
William E. Poist    Director since     3          Mr. Poist has   The World
                    October, 1983                 served as a     Funds, Inc. -
(65)                                              financial and   7 Funds; The
                                                  tax consultant  World
                                                  through his     Insurance
                                                  firm            Trust - 1
                                                  Management      Fund
                                                  Consulting for
                                                  Professionals
                                                  since 1968.
                                                  Mr. Poist is
                                                  also a
                                                  certified
                                                  public
                                                  accountant.
--------------------------------------------------------------------------------
Paul M. Dickinson   Director since     3          Mr. Dickinson   The World
                    July, 1987                    has served as   Funds, Inc. -
(54)                                              President of    7 Funds; The
                                                  Alfred J.       World
                                                  Dickinson,      Insurance
                                                  Inc., Realtors  Trust - 1
                                                  since April     Fund
                                                  1971.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                        Other
                                                                        Directorships
                                                                        by Directors
                                       Number of  Principal             and Number
                    Position(s) Held   Funds in   Occupation(s)         of Funds in
 Name, Address and  With Company and   Company    During The            the Complex
 Age(1)             Tenure             Overseen   Past 5 Years          Overseen
-------------------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------------------
F. Byron Parker,    Secretary          N/A        Mr. Parker served     N/A
Jr.                                               as Secretary of
(59)                                              Commonwealth
                                                  Shareholder
                                                  Services, Inc.,
                                                  the Company's
                                                  Administrator,
                                                  since 1986; and
                                                  as Secretary of
                                                  The World
                                                  Funds, Inc., a
                                                  registered
                                                  investment
                                                  company, since
                                                  May 1997. He is
                                                  also a Partner
                                                  in the law firm
                                                  Mustian &
                                                  Parker.

-------------------------------------------------------------------------------------
Edwin D.            Vice President of  N/A        Mr. Walczak           N/A
Walczak             the Company  and              has served as
450 Park            President of the              Senior Vice
Avenue              Vontobel U. S.                President and
New York, NY        Value Fund                    Portfolio
10022                                             Manager of
(48)                                              Vontobel USA
                                                  Inc., a
                                                  registered
                                                  investment
                                                  adviser, since
                                                  July 1988.
-------------------------------------------------------------------------------------
Rajiv Jain          Vice President of  N/A        Mr. Jain              N/A
450 Park Avenue     the Company and               joined
New York, NY        President of the              Vontobel Asset
10022               Vontobel                      Management,
(34)                International                 Inc., a
                    Equity Fund since             registered
                    April, 2002                   investment
                                                  advisor, in
                                                  November, 1994
                                                  as an equity
                                                  analyst. He was
                                                  appointed Vice
                                                  President in
                                                  January, 1998,
                                                  First Vice
                                                  President in
                                                  January, 2000,
                                                  Managing
                                                  Director in
                                                  January, 2002
                                                  and Portfolio
                                                  Manager in
                                                  February, 2002.
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Other
                                                                  Directorships
                                                                  by Directors
                                       Number of  Principal       and Number
                    Position(s) Held   Funds in   Occupation(s)   of Funds in
 Name, Address and  With Company and   Company    During The      the Complex
 Age(1)             Tenure             Overseen   Past 5 Years    Overseen
--------------------------------------------------------------------------------
Officers
 (continued):
--------------------------------------------------------------------------------
Gunter Faschang     Vice President of  N/A        Mr. Faschang    N/A
450 Park Avenue     the Company and               began his
New York, NY        President of the              career in
10022               Vontobel Eastern              September 1995
(29)                European Equity               as a
                    Fund                          registered
                                                  trader on the
                                                  floor of the
                                                  Frankfurt
                                                  Stock Exchange
                                                  with Sputz AG
                                                  and
                                                  Exco-Bierbaum.
                                                  In March 1997
                                                  he joined
                                                  Investmentbank
                                                  Austria,
                                                  Vienna, as a
                                                  Central
                                                  European
                                                  equity
                                                  strategist. In
                                                  January 1998
                                                  Mr. Faschang
                                                  moved to Erste
                                                  Bank, Vienna,
                                                  as a Central
                                                  European
                                                  equity
                                                  strategist and
                                                  sector analyst
                                                  for Russian
                                                  oil stocks,
                                                  with
                                                  responsibility
                                                  for organizing
                                                  the Erste
                                                  group's
                                                  Central
                                                  European
                                                  research
                                                  effort. In
                                                  March 2000 he
                                                  was appointed
                                                  manager of
                                                  Erste-Sparinvest's
                                                  Danubia Fund.
                                                  In July 2001
                                                  Mr. Faschang
                                                  joined
                                                  Vontobel Asset
                                                  Management AG
                                                  as head of
                                                  Eastern
                                                  European
                                                  equity
                                                  management and
                                                  research, and
                                                  was at the
                                                  same time
                                                  appointed a
                                                  Vice President
                                                  of Vontobel
                                                  USA Inc., a
                                                  registered
                                                  investment
                                                  adviser.
--------------------------------------------------------------------------------

(1) Unless otherwise indicated, each Director or Officer may be contacted by writing the Director or Officer, c/o Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

(2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

(3) Mr. Mastoloni is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Mastoloni is an interested person because: (1) he is an Officer of Vontobel USA, Inc. the investment adviser to the Funds.

Each Director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Mr. Pasco, the Chairman of the Board of the Company, is the President and Director of Vontobel Fund Distributors, a division of First Dominion Capital Corp., the Company's underwriter. Mr. Mastoloni, a Director of the Company, is an officer of Vontobel USA, Inc., the Company's investment adviser. Messrs. Walczak, Pierallini and Faschang, Officers of the Company, are officers of Vontobel USA, Inc., the Company's investment adviser.

VONTOBEL FUNDS, INC.
1500 FOREST AVENUE, SUITE 223
RICHMOND, VA 23229
(800) 527-9500

STATEMENT OF ADDITIONAL INFORMATION

VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
EASTERN EUROPEAN EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Vontobel U.S. Value Fund, the Vontobel International Equity Fund and the Vontobel Eastern European Equity Fund dated May 1, 2003. You may obtain the prospectus, free of charge, by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

The Funds' audited financial statements and notes thereto for the year ended December 31, 2002 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended December 31, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Funds or calling (800) 527-9500.





The date of this SAI is May 1, 2003

                                TABLE OF CONTENTS



                                                                PAGE

General Information...............................................1
Investment Objectives.............................................1
Strategies and Risks..............................................1
Investment Programs...............................................2
Investment Restrictions..........................................13
Management of the Company........................................15
Policies Concerning Personal Investment Activities...............22
Principal Securities Holders.....................................22
Investment Adviser and Advisory Agreement .......................23
Management-Related Services......................................24
Portfolio Transactions...........................................27
Capital Stock and Dividends......................................28
Distribution ....................................................29
Additional Information about Purchases and Sales.................30
Tax Status ......................................................33
Investment Performance...........................................35
Financial Information............................................39

                               GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund (the "Value Fund"), the Vontobel International Equity Fund (the "International Equity Fund") and the Vontobel Eastern European Equity Fund (the "Eastern European Equity Fund") (individually, a "Fund"; and, collectively, the Funds"). Each Fund is a separate investment portfolio or series of the Company. The International Equity and Eastern European Equity Funds are "diversified" series," as that term is defined in the 1940 Act. The Value Fund is a "non-diversified" series.

As of the date of this SAI, each Fund is authorized to offer three classes of shares, two of which are offered by this SAI: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; and Class C Shares charging a deferred sales charge of 2% if shares are redeemed within two years after purchase and a 12b-1 fee. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

The Company was originally named The Commonwealth Group, Inc. On December 30, 1988, the Company changed its name to Tyndall-Newport Fund, Inc. On July 10, 1990, the Company again changed its name to Tyndall World Funds, Inc. On April 26, 1991, the Company changed its name from Tyndall World Funds, Inc. to World Funds, Inc. On February 28, 1997, the Company changed its name from World Funds, Inc. to Vontobel Funds, Inc.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objective and policies. A Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of such Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of each Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital appreciation. The investment objective of the International Equity Fund and the Eastern European Equity Fund is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- Each of the Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants -- Each of the Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities -- Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities -- Under normal circumstances, the Value Fund will have at least 65% of its net assets invested in equity securities. The Value Fund may also acquire debt securities and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. In addition, for temporary defensive purposes, the International Equity and Eastern European Equity funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which the Funds may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Strategic Transactions -- Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options -- Each of the Funds may purchase and sell options as described herein.

Put and Call Options -- A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving a Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when a Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. A Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are each authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Funds generally expect to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Equity Fund and the Eastern European Equity Fund (the "International Funds") may purchase and sell call options on currencies. All calls sold by the International Funds must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not a Fund holds the above securities in its portfolio), and futures contracts. A Fund may not purchase or sell futures contracts on individual corporate debt securities. The International Funds may purchase and sell put options on currencies. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices -- The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures -- The International Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the International Funds from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, a Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, a Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If the International Funds exercise an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The International Funds will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions -- The International Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the International Funds are engaging in proxy hedging (see "Proxy Hedging," below). If the International Funds enter into a currency hedging transaction, they will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the International Funds if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Funds have entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging -- Transaction Hedging occurs when a Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a Fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The International Funds will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging -- Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging -- The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging -- To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Funds' securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the International Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions -- The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in a Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments -- Each of the International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts -- In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the International Funds to buy or sell currency will generally require the International Funds to hold an amount of that currency or liquid securities denominated in that currency equal to the International Funds' obligations or to segregate liquid high grade assets equal to the amount of the International Funds' obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by a Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each of the International Funds may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Funds could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Funds held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The International Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. Each of the International Funds may invest in

ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The International Funds may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions -- When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the International Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities -- The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, a Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Portfolio Turnover -- Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%. As a result of negative investment performance, there were increased transactions (due to Fund redemptions) in the Value Fund for the fiscal year ended December 31, 2000, which caused the Fund's portfolio turnover to exceed 100%.

Other Investments -- The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Except for the Value Fund, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the International Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the International Funds may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes.

5) As to the International Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value Fund, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value Fund may borrow up to 33 1/3% of the value of the Value Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)    Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12)    Purchase or sell real estate (except that a Fund may invest in:

       (i)     securities of companies which deal in real estate or mortgages;
               and

       (ii) securities secured by real estate or interests therein, and that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)    Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)    Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with a Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

Non-Fundamental Policies and Restriction -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1) Invest more than 15% of its net assets in illiquid securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).


-----------------------------------------------------------------------------------------------
                                                                                  Other
                                                                                  Directorships
                                                                                  by
                                                                                  Directors
                                           Number                                 and
                                           of                                     Number
                         Position(s)       Funds           Principal              of Funds
                         Held With         in              Occupation(s)          in the
Name, Address            Company and       Company         During the Past        Complex
and Age                  Tenure            Overseen        5 Years                Overseen
-----------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------
John  Pasco, III         Chairman,         3               Mr. Pasco is           The
(1)                      Director                          Treasurer and          World
1500 Forest              and Treasurer                     Director of            Funds,
Avenue, Suite 223        since                             Commonwealth           Inc.-
Richmond, VA             October,                          Shareholder            7 Funds;
23229                    1983                              Services, Inc.,        The
 (57)                                                      the Company's          World
                                                           Administrator,         Insurance
                                                           since 1985;            Trust -
                                                           President and          1 Fund
                                                           Director of
                                                           Vontobel Fund
                                                           Distributors, a
                                                           division of
                                                           First Dominion
                                                           Capital Corp.,
                                                           the Company's
                                                           Underwriter;
                                                           Director and
                                                           Shareholder  of
                                                           Fund Services
                                                           Inc., the
                                                           Company's
                                                           Transfer  and
                                                           Disbursing
                                                           Agent, since
                                                           1987; a
                                                           shareholder of
                                                           Commonwealth
                                                           Fund Accounting,
                                                           Inc., which
                                                           provides
                                                           bookkeeping
                                                           services;
                                                           President and
                                                           Treasurer of
                                                           Commonwealth
                                                           Capital
                                                           Management, LLC,
                                                           a registered
                                                           investment
                                                           adviser, since
                                                           December, 2002;
                                                           and Chairman and
                                                           Trustee of World
                                                           Insurance Trust,
                                                           a registered
                                                           investment
                                                           company, since
                                                           May, 2002.  Mr.
                                                           Pasco is also a
                                                           certified public
                                                           accountant.
-----------------------------------------------------------------------------------------------
Joseph Mastoloni         Director          3               Mr. Mastoloni          The
(2)                      since                             has served as          World
450 Park Avenue          February,                         Compliance             Insurance
New York, NY             2001                              Officer of             Trust -
10022                                                      Vontobel Asset         1 Fund
(39)                                                       Management,
                                                           Inc., a
                                                           registered
                                                           investment
                                                           adviser, since
                                                           May, 1994 and
                                                           was appointed as
                                                           Vice President
                                                           in July 1999;
                                                           and a Trustee
                                                           for World
                                                           Insurance Trust,
                                                           a registered
                                                           investment
                                                           adviser, since
                                                           May, 2002.


-----------------------------------------------------------------------------------------------
                                                                                  Other
                                                                                  Directorships
                                                                                  by
                                                                                  Directors
                                           Number                                 and
                                           of                                     Number
                         Position(s)       Funds           Principal              of Funds
                         Held With         in              Occupation(s)          in the
Name, Address            Company and       Company         During the Past        Complex
and Age                  Tenure            Overseen        5 Years                Overseen
-----------------------------------------------------------------------------------------------
Non-Interested Directors:
-----------------------------------------------------------------------------------------------
Samuel Boyd, Jr.         Director          3               Mr. Boyd is            The
10808 Hob Nail           since                             Manager of the         World
Court                    October,                          Customer               Funds,
Potomac, MD 20854        1983                              Services               Inc.-
                                                           Operations and         7 Funds;
(62)                                                       Accounting             The
                                                           Division of the        World
                                                           Potomac Electric       Insurance
                                                           Power Company          Trust -
                                                           since August,          1 Fund;
                                                           1978; a Trustee        Satuit
                                                           of  World              Capital
                                                           Insurance              Management
                                                           Trust,  a              Trust -
                                                           registered             1 Fund
                                                           investment
                                                           company, since
                                                           May, 2002; and a
                                                           Trustee of
                                                           Satuit Capital
                                                           Management
                                                           Trust, a
                                                           registered
                                                           investment
                                                           company, since
                                                           October, 2002.
                                                           Mr. Boyd is also
                                                           a certified
                                                           public
                                                           accountant.
-----------------------------------------------------------------------------------------------
William E. Poist         Director          3               Mr. Poist has          The
5272 River Road          since                             served as a            World
Bethesda, MD             October,                          financial and          Funds,
20816                    1983                              tax consultant         Inc.-
                                                           through his firm       7 Funds;
(66)                                                       Management             The
                                                           Consulting for         World
                                                           Professionals          Insurance
                                                           since 1968; a          Trust -
                                                           Trustee of World       1 Fund
                                                           Insurance Trust,
                                                           a registered
                                                           investment
                                                           company, since
                                                           May, 2002.  Mr.
                                                           Poist is also a
                                                           certified public
                                                           accountant.
-----------------------------------------------------------------------------------------------
Paul M. Dickinson        Director          3               Mr. Dickinson          The
8704                     since July,                       has served as          World
Berwickshire Dr.         1987                              President of           Funds,
Richmond, VA                                               Alfred J.              Inc.-
23229                                                      Dickinson, Inc.,       7 Funds;
                                                           Realtors since         The
(55)                                                       April 1971; and        World
                                                           a Trustee of           Insurance
                                                           World Insurance        Trust -
                                                           Trust, a               1 Fund
                                                           registered
                                                           investment
                                                           company, since
                                                           May, 2002.


-----------------------------------------------------------------------------------------------
                                                                                  Other
                                                                                  Directorships
                                                                                  by
                                                                                  Directors
                                           Number                                 and
                                           of                                     Number
                         Position(s)       Funds           Principal              of Funds
                         Held With         in              Occupation(s)          in the
Name, Address            Company and       Company         During the Past        Complex
and Age                  Tenure            Overseen        5 Years                Overseen
-----------------------------------------------------------------------------------------------
Officers:
-----------------------------------------------------------------------------------------------
F. Byron Parker,         Secretary         N/A             Mr. Parker has         N/A
Jr.                      since                             served as
1500 Forest              October,                          Secretary of
Avenue, Suite 222        1983                              Commonwealth
Richmond, VA                                               Shareholder
23229                                                      Services, Inc.,
                                                           the Company's
(60)                                                       Administrator,
                                                           since 1986; Secretary
                                                           of The World Funds,
                                                           Inc., a registered
                                                           investment company,
                                                           since May 1997; and
                                                           Secretary of World
                                                           Insurance Trust, a
                                                           registered investment
                                                           company, since
                                                           May, 2002. He is also
                                                           a Partner in the
                                                           law firm Parker
                                                           and McMakin.
-----------------------------------------------------------------------------------------------
Edwin D.                 Vice              N/A             Mr. Walczak has        N/A
Walczak                  President of                      served as Senior
450 Park                 the Company                       Vice President
Avenue                   and President                     and Portfolio
New York, NY             of the                            Manager of
10022                    Vontobel U.                       Vontobel Asset
(49)                     S. Value Fund                     Management,
                         since March,                      Inc., a
                         1990                              registered
                                                           investment
                                                           adviser, since
                                                           July 1988.
-----------------------------------------------------------------------------------------------
Rajiv Jain               Vice              N/A             Mr. Jain joined        N/A
450 Park Avenue          President of                      Vontobel Asset
New York, NY             the Company                       Management,
10022                    and President                     Inc., a
(35)                     of the                            registered
                         Vontobel                          investment
                         International                     adviser, in
                         Equity Fund                       November, 1994
                         since April,                      as an equity
                         2002                              analyst.  He was
                                                           appointed Vice
                                                           President in January,
                                                           1998, First Vice
                                                           President in January,
                                                           2000, Managing
                                                           Director in January,
                                                           2002 and Portfolio
                                                           Manager in February,
                                                           2002.


-----------------------------------------------------------------------------------------------
                                                                                  Other
                                                                                  Directorships
                                                                                  by
                                                                                  Directors
                                           Number                                 and
                                           of                                     Number
                         Position(s)       Funds           Principal              of Funds
                         Held With         in              Occupation(s)          in the
Name, Address            Company and       Company         During the Past        Complex
and Age                  Tenure            Overseen        5 Years                Overseen
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Guenter Faschang         Vice President    N/A             Mr. Faschang           N/A
450 Park Avenue          of the Company                    began his career
New York, NY             and President                     in  September
10022                    of the                            1995 as a
(30)                     Vontobel                          registered trader
                         Eastern                           on the floor of
                         European                          the Frankfurt
                         Equity Fund                       Stock Exchange
                                                           with Sputz AG and
                                                           Exco-Bierbaum. In
                                                           March 1997 he
                                                           joined Investmentbank
                                                           Austria, Vienna,
                                                           as a Central European
                                                           equity strategist.
                                                           In January 1998 Mr.
                                                           Faschang moved to
                                                           Erste Bank, Vienna,
                                                           as a Central European
                                                           equity strategist
                                                           and sector analyst
                                                           for Russian oil
                                                           stocks, with
                                                           responsibility for
                                                           organizing the
                                                           Erste group's Central
                                                           European research
                                                           effort. In March 2000
                                                           he was appointed
                                                           manager of
                                                           Erste-Sparinvest's
                                                           Danubia Fund. In
                                                           July 2001, Mr.
                                                           Faschang joined
                                                           Vontobel
                                                           Asset Management
                                                           AG as head of Eastern
                                                           European equity
                                                           management and
                                                           research, and was
                                                           at the same time
                                                           appointed a Vice
                                                           President of Vontobel
                                                           Asset Management,
                                                           Inc., a registered
                                                           investment adviser.

----------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because:
    (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

(2) Mr. Mastoloni is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Mastoloni is an interested person because: (1) he is an officer of Vontobel Asset Management, Inc. the investment adviser to the Funds.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Mr. Pasco, the Chairman of the Board of the Company, is the President and director of Vontobel Fund Distributors, a division of First Dominion Capital Corp., the Company's underwriter. Mr. Mastoloni, a director of the Company, is an officer of Vontobel Asset Management, Inc., the Company's investment adviser. Messrs. Walczak, Jain and Faschang, officers of the Company, are officers of Vontobel Asset Management, Inc., the Company's investment adviser.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended December 31, 2002, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended December 31, 2002, the Nominating Committee did not meet.

As of December 31, 2002, the directors beneficially owned the following dollar range of equity securities in each Fund as indicated below:


--------------------------------------------------------------------
                                                Aggregate Dollar
                                                Range of Equity
                                                Securities in All
                                                Funds of the Company
Name of         Dollar Range of Equity          Overseen by the
Director        Securities in the Fund          Director
--------------------------------------------------------------------
John   Pasco,   None                            None
III
--------------------------------------------------------------------
Joseph          None                            None
Mastoloni
--------------------------------------------------------------------
Samuel  Boyd,   $1-$10,000 - Value Fund         $10,001-$50,000
Jr.             $1-$10,000 - International
                             Equity Fund
                $1-$10,000 - Eastern  European
                             Equity Fund


--------------------------------------------------------------------
                                                Aggregate Dollar
                                                Range of Equity
                                                Securities in All
                                                Funds of the Company
Name of         Dollar Range of Equity          Overseen by the
Director        Securities in the Fund          Director
--------------------------------------------------------------------
--------------------------------------------------------------------
Paul            $10,001-$50,000 - Value Fund    $10,001-$50,000
Dickinson       $1-$10,000      - International
                                  Equity Fund
                $1-$10,000      - Eastern
                                  European
                                  Equity Fund
--------------------------------------------------------------------
William Poist   $1-$10,000      - Value Fund    $10,001-$50,000
                $1-$10,000      - International
                                  Equity Fund
                $10,001-$50,000 - Eastern
                                  European
                                  Equity Fund
--------------------------------------------------------------------

Compensation of Directors -- The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a Fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.


------------------------------------------------------------------------------------------
                                            Pension or                        Total
                                            Retirement                        Compensation
                         Aggregate          Benefits         Estimated        from Fund
                         Compensation       Accrued As       Annual           and Fund
                         From the           Part of          Benefits         Complex
Name of Person,          Company            Fund             Upon             Paid to
Position                 (1)                Expenses         Retirement       Directors(2)
------------------------------------------------------------------------------------------
John Pasco, III,         N/A                N/A              N/A              N/A
Chairman
------------------------------------------------------------------------------------------
Joseph Mastoloni,        N/A                N/A              N/A              N/A
Director
------------------------------------------------------------------------------------------
Samuel Boyd, Jr.,        $5,400             N/A              N/A              $5,400
Director
------------------------------------------------------------------------------------------
Paul M. Dickinson,       $5,400             N/A              N/A              $5,400
Director
------------------------------------------------------------------------------------------
William E. Poist,        $5,400             N/A              N/A              $5,400
Director
------------------------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors for service on the Board of Directors for the Funds' fiscal year ended December 31, 2002.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds offered by the Company for the fiscal year or period ended December 31, 2002. The Company consisted of a total of three funds as of December 31, 2002.

Approval of the Advisory Agreement -- The Board of Directors of the Company most recently re-approved the terms and conditions of the Investment Advisory Agreements between the Company, on behalf of each Fund, and Vontobel Asset Management, Inc. (the "Adviser") at a meeting on November 20, 2002. At the meeting, the directors reviewed the materials provided to the directors in advance of the meeting. These materials included a description of each agreement, information concerning the fees charged for investment advisory services, information on each Fund's expense ratio, performance data for each Fund and their comparable competitors and indices, and information concerning the personnel rendering investment advisory services to the applicable Fund. Each director was also provided with a memorandum discussing the Board's responsibilities in connection with the renewal of these agreement and materials which analyzed each Fund's fees, expenses and performance in comparison to other comparable funds and indices.

The Board discussed the various information provided to them and reviewed the terms and conditions of each agreement. The Board also reviewed the nature, scope and quality of the investment advisory services provided to each Fund. The Board noted that Mr. Mastoloni, a director of the Company, could benefit from the renewal of these agreements due to his affiliation with the Adviser. The Board also discussed the profitability of the Adviser.

Based upon the information provided to them, the Board of Directors concluded that the Adviser had to capabilities, resources and personnel necessary to manage the investments of each Fund. The Board of Directors then decided to continue each agreement for a period of one year commencing January 1, 2003, and concluded that each of the agreements contained terms, including the provisions for fees, that were fair and reasonable to the applicable Fund.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

               POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of April 30, 2003, the following persons owned of record or beneficially 5% or more of the outstanding voting shares of the following classes of the Funds:

Value Fund -- Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, 1,452,453.489 outstanding shares (or 38.269%), National Investor Services Corp., for the exclusive benefit of customers, 55 Water Street, 32nd Floor, New York, New York 10041, 241,242.400 outstanding shares (or 6.356%) and Bank Vontobel AG and its affiliates, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, 341,505.711 outstanding shares (or 8.998%)

International Equity Fund -- Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, 901,594.679 outstanding shares (or 39.699%) and Bank Vontobel AG and its affiliates, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, 196,732.684 outstanding shares (or 8.663%).

Eastern European Equity Fund -- Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, 493,795.951 outstanding shares (or 18.351%); Bank Vontobel AG and its affiliates, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 167,798.697 outstanding shares (or 6.236%); and National Investors Services, Corp., for the exclusive benefit of customers, 55 Water Street, 32nd Floor, New York, New York 10041, 404,530.150 outstanding shares (or 15.034%).

Management Ownership -- As of March 31, 2003, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Company, its series or classes.

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel Asset Management, Inc., located at 450 Park Avenue, New York, New York 10022, is the investment adviser for each Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreement for each Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser provides each Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. Each Fund is responsible for its other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and fees and other costs of registration of each Fund's shares for sale under various state and federal securities laws.

-As compensation for its service as investment adviser for each of the Funds, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of each Fund's average daily net assets. The percentages are set forth below.

Under each Advisory Agreements for the Value Fund and the International Equity Fund, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average daily net assets and 0.75% on average daily net assets in excess of $100 million. Under the Advisory Agreement for the Eastern European Equity Fund, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets. The following table shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years.



------------------------------------------------------------------------------
Fund                          2000 Fees           2001 Fees          2002 Fees
------------------------------------------------------------------------------
Value Fund                    $  616,564          $1,167,082         $876,616
------------------------------------------------------------------------------
International Equity           1,473,957             830,594          361,230
Fund
------------------------------------------------------------------------------
Eastern European Equity          365,861             196,572          214,305
Fund
------------------------------------------------------------------------------

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of each Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.


--------------------------------------------------------------------------
                                          Years Ended December 31,
--------------------------------------------------------------------------
Fund                              2000 Fees       2001 Fees      2002 Fees
--------------------------------------------------------------------------
Value Fund                        $140,916        $258,139       $152,077
--------------------------------------------------------------------------
International Equity Fund          344,506         187,172         80,201
--------------------------------------------------------------------------
Eastern European Equity Fund        77,795          36,796         41,405
--------------------------------------------------------------------------

Custodian and Accounting Services -- Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Equity and Eastern European Equity Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Equity and Eastern European Equity Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to each Fund's business.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous. The Distributor is entitled to the front-end sales charge on the sales of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Funds, as described in the prospectus and this SAI.

During the fiscal year ended December 31, 2002, the Distributor received the following compensation as a result of the sale of Fund shares:


-------------------------------------------------------------------------------------------
                       Net                 Compensation
                       Underwriting        on
                       Discounts           Redemption                          Other
                       and                 and                Brokerage        Compensation
Fund                   Commission          Repurchases        Commission       (1)
-------------------------------------------------------------------------------------------
Value Fund             $15,245             $161,019           None             None
-------------------------------------------------------------------------------------------
International Equity   $    58               30,970           None             None
Fund
-------------------------------------------------------------------------------------------
Eastern European
  Equity Fund          $  1,753              37,360           None             None
-------------------------------------------------------------------------------------------

Independent Accountants -- The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

Plan of Distribution -- The Funds have a Distribution 12b-1 and Service Plan (the "12b-1 Plan") for each of its Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect. The 12b-1 Plans provide that each Fund will pay a fee to the Distributor at an annual rate of 1.00% of the average daily net assets attributable to a Fund's outstanding Class C Shares. During the fiscal year ended December 31, 2002, the Distributor received $667 in distribution and service fees from the Class C Shares of the Value Fund. This amount was used for sales and marketing purposes in connection with the sale of Class C Shares of the Value Fund.

Under each Fund's Class C Share 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to such Fund's outstanding Class C Shares, and
(ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to such Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting with respect to Class C Shares or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in Class C Shares; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class C Shares.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class C Shares in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class C Shares.

Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class C Shares of such Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit each Fund and holders of Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to each Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class C Shares of such Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to such Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of Class C Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the applicable Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:


Years Ended December 31,
-----------------------------------------------------------------------------
Fund                                   2000           2001           2002
-----------------------------------------------------------------------------
Value Fund                             $314,380       $279,183       $255,623
-----------------------------------------------------------------------------
International Equity Fund               461,911        607,902        455,933
-----------------------------------------------------------------------------
Eastern European Equity Fund             49,412         26,129         66,349
-----------------------------------------------------------------------------

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each Fund, and has further reclassified those shares as follows:
Twenty Million (20,000,000) shares for Class A Shares of each series; Fifteen Million (15,000,000) shares for Class B Shares of each series; and Fifteen Million (15,000,000) shares for Class C Shares of each series. This SAI supplements the prospectus for Class A and Class C shares. Class B Shares are offered by a separate prospectus and statement of additional information.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Funds (i.e., Class A, Class B, and Class C Shares) bear pro-rata the same expenses and are entitled equally to each Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Funds represent an equal pro rata interest in the Funds and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Funds may be exchanged for shares of the same class of another Fund; and (iii) each Fund's Class B Shares will convert automatically into Class A Shares of such Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, each Fund offers Class A Shares charging a maximum front-end sales charge of 5.75%, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase and Class C Shares charging a deferred sales charge if shares are redeemed within two years.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Funds that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Funds' shares.

In connection with promotion of the sales of the Funds, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price - Class A Shares

A hypothetical illustration of the computation of the offering price per share of each Fund, using the value of each Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of such Fund at the close of business on December 31, 2002 and the Class A Shares' maximum front-end sales charge of 5.75%, is as follows:


-----------------------------------------------------------------------------
                                                Internation       Eastern
                                                Equity            European
                             Value Fund         Fund              Equity Fund
                             Class A            Class A           Class A
                             Shares             Shares            Shares
-----------------------------------------------------------------------------
Net Assets                   $112,302,365       $18,902,157       $29,026,186
-----------------------------------------------------------------------------
Outstanding Shares              6,024,493         2,448,114         2,203,184
-----------------------------------------------------------------------------
Net Asset Value Per Share    $      18.64        $    11.86       $      8.58
-----------------------------------------------------------------------------
Sales  Charge  (5.75% of the
offering price)              $       1.14        $     0.72       $      0.52
-----------------------------------------------------------------------------
Offering Price to Public     $      19.78        $    12.58       $      9.10
-----------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the applicable Fund. You will also generally have to address your correspondence or questions regarding such Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Funds or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the applicable Fund on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the applicable Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Each Fund reserves the right to reject any purchase order and to suspend the offering of shares of such Fund. Under certain circumstances the Company or the

Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other Fund of the Company, provided the shares of such Fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with such Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by such Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, each Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account. Be sure to specify which class of shares you wish to invest in.

Telephone Transactions -- A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which a Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund involved from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into a Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") -- All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $3,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA -- A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $3,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $3,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $3,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts -- Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                                   TAX STATUS

Distributions and Taxes

Distributions of net investment income -- The Funds receive income generally in the form of dividend income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains -- The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions -- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions -- The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company -- Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements -- To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations -- Because the Value Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Value Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because the income of the International Funds are derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the International Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities -- The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Capital Loss Carryforwards -- As of December 31, 2002, the Funds had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:


--------------------------------------------------------------------------------------------------
Fund                        2006           2007            2008         2009            2010
--------------------------------------------------------------------------------------------------
International Equity                --             --            --     $14,139,027     $2,235,091
Fund
--------------------------------------------------------------------------------------------------
Eastern  European Equity    $20,327,913    $18,895,462     4,400,101      3,798,604      3,621,152
Fund
--------------------------------------------------------------------------------------------------

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                          6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a  =  dividends and interest earned during the period.

b  =  expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance -- Total return quotations used by the Funds are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of a Fund is calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, each Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:


--------------------------------------------------------------------------------
                             Periods ended December 31, 2002
--------------------------------------------------------------------------------
                                                                       Since
Fund                   One Year        Five-Years       Ten-Years      Inception
--------------------------------------------------------------------------------
Value Fund(1)            4.83%          11.96%          12.42%         (7.82%)
--------------------------------------------------------------------------------
International Equity   (13.21%)          5.06%           4.02%         (3.07%)
Fund(2)
--------------------------------------------------------------------------------
Eastern  European       13.58%         (11.92%)          N/A           (2.19%)
Equity Fund(3)
--------------------------------------------------------------------------------

(1) Commencement of operations was March 30, 1990.

(2) Commencement of operations was July 6, 1990.

(3) Commencement of operations was February 15, 1996.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Class A Shares of each Fund are included in the prospectus. The Class C Shares of each Fund do not yet have a full calendar year of operations. After-tax returns for Class C Shares would be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9500
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website at www.vontobelfunds.com.

The Annual Report for the fiscal year ended December 31, 2002 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                          PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Article VI of Janus Adviser's Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Trust Instrument or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

EXHIBIT NUMBER                         EXHIBIT TITLE
--------------                         -------------
Exhibit 1(a)    Trust Instrument dated May 1, 2003, is incorporated by
                reference to Exhibit 1(a) to the Registration Statement on
                Form N-1A, filed on June 16, 2003 (File No. 811-21371).
Exhibit 1(b)    Amended and Restated Trust Instrument dated May 9, 2003, is incorporated by reference to Exhibit 1(b) to the
                Registration Statement on Form N-1A, filed on June 16, 2003
                (File No. 811-21371).
Exhibit 2       Bylaws are incorporated by reference to Exhibit 2(a) to the
                Registration Statement on Form N-1A, filed on June 16, 2003
                (File No. 811-21371).
Exhibit 3       Not applicable.
Exhibit 4       Form of Agreement and Plan of Reorganization dated         ,
                2003 is filed herewith as Appendix A to the Prospectus/Proxy statement included as Part A of this Registration Statement.
Exhibit 5       Not applicable.
Exhibit 6(a)    Form of Investment Advisory Agreement for Janus Adviser --
                U.S. Value Fund dated        , 2003 is filed herewith as
                Exhibit 6(a).
Exhibit 6(b)    Form of Investment Advisory Agreement for Janus Adviser --
                International Equity Fund dated        , 2003 is filed
                herewith as Exhibit 6(b).

EXHIBIT NUMBER                         EXHIBIT TITLE
--------------                         -------------
Exhibit 6(c)    Form of Investment Subadvisory Agreement for Janus Adviser
                -- U.S. Value Fund dated        , 2003 is filed herewith as
                Exhibit 6(c).
Exhibit 6(d)    Form of Investment Subadvisory Agreement for Janus Adviser
                -- International Equity Fund dated        , 2003 is filed
                herewith as Exhibit 6(d).
Exhibit 7       Distribution Agreement between Janus Adviser and Janus
                Distributors LLC,         , 2003.*
Exhibit 8       Not applicable.
Exhibit 9       Custodian Contract between Janus Adviser and [    ], dated
                as of         , 2003.*
Exhibit 10      Not applicable.
Exhibit 11      Form of Opinion of Goodwin Procter LLP with respect to
                shares of Janus Adviser -- U.S. Value Fund and Janus Adviser
                -- International Equity Fund is filed herewith as Exhibit
                11.
Exhibit 12      Form of Opinion of Goodwin Procter LLP with respect to tax matters.*
Exhibit 13      [Expense Reimbursement Agreement with Vontobel Asset
                Management, Inc.]*
Exhibit 14(a)   Consent of Tait, Weller & Baker, independent accountants, is filed herewith as Exhibit 14(a).
Exhibit 14(b)   Consent of PricewaterhouseCoopers LLP, independent auditors, is filed herewith as Exhibit 14(b).
Exhibit 15      Not applicable.
Exhibit 16      Powers of Attorney are filed herewith as Exhibit 16.
Exhibit 17      Not applicable.

---------------

* To be filed by amendment

ITEM 17.  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Denver and State of Colorado, on the 14th day of July, 2003.

                                          JANUS ADVISER

                                          By:      /s/ LOREN M. STARR
                                            ------------------------------------
                                                       Loren M. Starr
                                               President and Chief Executive
                                                           Officer

     Janus Adviser is organized under an Amended and Restated Certificate of Trust, dated May 9, 2003, a copy of which is on file with the Secretary of State of the State of Delaware, and the Amended and Restated Trust Instrument, dated May 9, 2003. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Amended and Restated Trust Instrument of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Amended and Restated Trust Instrument.

                    SIGNATURE                                       TITLE                      DATE
                    ---------                                       -----                      ----

                /s/ LOREN M. STARR                      President and Chief Executive      July 14, 2003
 ------------------------------------------------                  Officer
                  Loren M. Starr                        (Principal Executive Officer)


               /s/ ANITA E. FALICIA                    Vice President, Chief Financial     July 14, 2003
 ------------------------------------------------     Officer and Treasurer (Principal
                 Anita E. Falicia                      Financial Officer and Principal
                                                             Accounting Officer)


              /s/ THOMAS H. BAILEY*                                Trustee                 July 14, 2003
 ------------------------------------------------
                 Thomas H. Bailey


             /s/ THOMAS I. FLORENCE*                               Trustee                 July 14, 2003
 ------------------------------------------------
                Thomas I. Florence


              /s/ ARTHUR F. LERNER*                                Trustee                 July 14, 2003
 ------------------------------------------------
                 Arthur F. Lerner


              /s/ DENNIS B. MULLEN*                                Trustee                 July 14, 2003
 ------------------------------------------------
                 Dennis B. Mullen


               /s/ JAMES T. ROTHE*                                 Trustee                 July 14, 2003
 ------------------------------------------------
                  James T. Rothe


              /s/ HEINRICH SCHLEGEL*                               Trustee                 July 14, 2003
 ------------------------------------------------
                Heinrich Schlegel

                    SIGNATURE                                       TITLE                      DATE
                    ---------                                       -----                      ----


              /s/ MAUREEN T. UPTON*                                Trustee                 July 14, 2003
 ------------------------------------------------
                 Maureen T. Upton


               /s/ MARK B. WHISTON*                                Trustee                 July 14, 2003
 ------------------------------------------------
                 Mark B. Whiston


 *By:              /s/ THOMAS A. EARLY
        -----------------------------------------
                     Thomas A. Early
                     Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT NUMBER                         EXHIBIT TITLE
--------------                         -------------
Exhibit 4       Form of Agreement and Plan of Reorganization (filed as
                Appendix A to Part A of this Registration Statement).
Exhibit 6(a)    Form of Investment Advisory Agreement for Janus
                Adviser -- U.S. Value Fund.
Exhibit 6(b)    Form of Investment Advisory Agreement for Janus
                Adviser -- International Equity Fund.
Exhibit 6(c)    Form of Investment Subadvisory Agreement for Janus
                Adviser -- U.S. Value Fund.
Exhibit 6(d)    Form of Investment Subadvisory Agreement for Janus
                Adviser -- International Equity Fund.
Exhibit 11      Form of Opinion of Goodwin Procter LLP with respect to
                shares of Janus Adviser -- U.S. Value Fund and Janus Adviser
                -- International Equity Fund.
Exhibit 14(a)   Consent of Tait, Weller & Baker, independent accountants.
Exhibit 14(b)   Consent of PricewaterhouseCoopers LLP, independent auditors.
Exhibit 16      Powers of Attorney